PROSPECTUS

Filed pursuant to Rule 497(c)
Registration No. 333-141382

87,555 Shares

Common Stock

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. We were organized to continue and expand the middle market investment business and asset management business of Katonah Debt Advisors, L.L.C. (“Katonah Debt Advisors”), which we acquired, prior to our election to be regulated as a BDC, from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm focusing on middle market investing. Our middle market investment business originates, structures and manages a portfolio of senior secured term loans and also invests in mezzanine debt and selected equity securities in privately-held middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, currently has approximately $1.7 billion of assets under management and manages collateralized debt obligation funds (“CDO Funds”) that invest in broadly syndicated loans, high-yield bonds and other credit instruments. We maintain a strategic relationship with Kohlberg & Co., whose affiliates received, prior to our election to be regulated as a BDC, an aggregate of 3,484,333 shares of our common stock, $0.01 par value, in exchange for contributing to us their ownership interests in Katonah Debt Advisors and in securities issued by CDO Funds managed by Katonah Debt Advisors and two other asset managers. The underwriting agreement and the related lock-up agreement that we entered into in connection with our initial public offering permit the registration of up to 433,333 of those 3,484,433 shares of common stock after a 90-day lock-up period that ended March 12, 2007, to enable such holders to fund certain tax liabilities arising out of our Restructuring. See “Restructuring.” This prospectus relates to the resale of up to 87,555 of those 433,333 shares.

The common stock which is offered for resale by this prospectus is offered by current holders of our common stock, whom we refer to as the selling stockholders. The selling stockholders may sell the common stock, from time to time, directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions. The common stock may be sold in one or more transactions at fixed prices, prevailing market prices at the time of sale, prices related to prevailing market prices, varying prices determined at the time of sale or negotiated prices.

We will not receive any of the proceeds from the sale of shares of common stock by the selling stockholders. We have agreed to bear specific expenses in connection with the registration and sale of the common stock being offered by the selling stockholders pursuant to this prospectus.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured first and second lien term loans, mezzanine debt and selected equity investments in privately-held middle market companies. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CDO Funds managed by Katonah Debt Advisors or by other asset managers. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio, as well as the CDO Funds managed by Katonah Debt Advisors, consist almost exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities such as those secured by residential mortgages or other consumer borrowings.

Our common stock is traded on The Nasdaq Global Market under the symbol “KCAP.” The net asset value per share of our common stock at December 31, 2006 was $14.29, based on net assets of approximately $256.4 million at December 31, 2006. On May 10, 2007 the last reported sale price of a share of our common stock on The Nasdaq Global Market was $18.38.

Investing in our common stock involves risks. See “Risk Factors” beginning on page 12.

This prospectus concisely sets forth important information about us that you should know before investing in our common stock. Please read it before making an investment decision and keep it for future reference. As a public company, we file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by writing to Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017, by telephone by calling collect at (212) 455-8300 or by visiting our website at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The above number may also be used to make shareholder inquiries. You may also obtain information about us from the Securities and Exchange Commission’s website (http://www.sec.gov), which maintains the materials we file with the Securities and Exchange Commission.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 11, 2007.

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of Kohlberg Capital Corporation have not changed since the date hereof. Except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not have any intention to update this prospectus to reflect events or circumstances arising after the date of this prospectus, whether as a result of new information, future events or otherwise.

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Kohlberg Capital Corporation, our logo and other trademarks of Kohlberg Capital Corporation mentioned in this prospectus are the property of Kohlberg Capital Corporation. Kohlberg & Co., L.L.C., its logo and other trademarks of Kohlberg & Co., L.L.C. mentioned in this prospectus are the property of Kohlberg & Co., L.L.C. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus, unless the context otherwise requires, “Company,” “Kohlberg Capital” “we,” “us” and “our” refer to Kohlberg Capital, LLC prior to the conversion described under “Restructuring” and Kohlberg Capital Corporation at and following such conversion, in each case together with our wholly-owned portfolio company Katonah Debt Advisors, and “Katonah Debt Advisors” refers to Katonah Debt Advisors, L.L.C., together with any additional direct or indirect wholly-owned subsidiaries that we organize in connection with the business of Katonah Debt Advisors.

OVERVIEW

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We were organized to continue and expand the middle market investment business and asset management business of Katonah Debt Advisors, which we acquired, prior to our election to be regulated as a BDC, from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm with two decades of middle market investment experience. We maintain a strategic relationship with Kohlberg & Co., which includes its Chairman and co-managing partners serving on our Board of Directors and its co-managing partners serving on our Investment Committee. Kohlberg & Co. has also agreed to provide us with certain referrals of middle market private equity investment opportunities. Our relationship with Kohlberg & Co. is an important part of our strategy. Our middle market investment business originates, structures and manages a portfolio of senior secured term loans and also invests in mezzanine debt and selected equity securities in privately-held middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, currently has approximately $1.7 billion of assets under management and manages collateralized debt obligation funds (“CDO Funds”) which invest in broadly syndicated loans, high-yield bonds and other credit instruments. In December 2006, we completed an initial public offering of our common stock and used the net proceeds of that offering to acquire a portfolio of approximately $185 million in aggregate principal amount of senior secured loans that were originated during 2006 by Katonah Debt Advisors’ middle market lending group. Prior to that offering and our election to be regulated as a BDC, we issued 3,484,333 shares of our common stock to affiliates of Kohlberg & Co. to acquire 100% of the outstanding equity of Katonah Debt Advisors and certain subordinated debt investments in CDO Funds managed by Katonah Debt Advisors and two other asset managers. The underwriting agreement and the related lock-up agreement that we entered into in connection with our initial public offering permit the registration of up to 433,333 of those 3,484,333 shares of common stock after a 90-day lock-up period that ended March 12, 2007, to enable such holders to fund certain tax liabilities arising out of our Restructuring. See “Restructuring.” This prospectus relates to the resale of up to 87,555 of those 433,333 shares.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured first and second lien term loans, mezzanine debt and selected equity investments in privately-held middle market companies. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CDO Funds managed by Katonah Debt Advisors or by other asset managers. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio, as well as the CDO Funds managed by Katonah Debt Advisors, consist almost exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities such as those secured by residential mortgages or other consumer borrowings. We expect to benefit from our ownership of Katonah Debt Advisors in four ways. First, by working with the investment professionals at Katonah Debt Advisors, we will have multiple sources of investment opportunities. We can maximize our investment scale and flexibility by selectively choosing to make an investment through the Company or through a CDO Fund managed by Katonah Debt Advisors, depending on the type of security, the type of transaction and other relevant factors. We expect that Katonah Debt Advisors will be our primary source of broadly syndicated non-investment grade loans, high-yield bonds, CDO equity and mezzanine investments and distressed debt. Second, the experienced team of credit analysts at Katonah Debt Advisors, the members of which also serve as officers of the Company, have specializations covering more than 20 industry groups and they will assist us in reviewing potential investments and monitoring our portfolio. Third, we expect to continue to make investments in CDO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income. Fourth, we expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in Katonah Debt Advisors. In addition, we believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co. which assists us in sourcing equity investment opportunities and whose Chairman and co-managing partners provide the benefit of their middle market experience through their participation on our Board of Directors and, in the case of the co-managing partners, on our Investment Committee.

Including employees of our wholly-owned portfolio company Katonah Debt Advisors, some of whom also serve as officers of the Company, we employ an experienced team of 16 investment professionals and 23 total staff members. Dayl W. Pearson, our President and Chief Executive Officer (“CEO”), has been in the financial services industry for over 29 years. During the past 15 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $5 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer (“CIO”), has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. E.A. Kratzman, our Vice President and the President of Katonah Debt Advisors, has more than 30 years of credit and investment experience and has participated in fundraising for 15 funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of approximately $4 billion. Michael I. Wirth serves as our Chief Financial Officer (“CFO”) and as our Chief Compliance Officer (“CCO”). The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, is one of the two co-managing partners of Kohlberg & Co. and has been responsible for investing more than $500 million of equity capital in more than 25 leveraged buyouts and add-on acquisitions with an aggregate value of approximately $2 billion and has served on the boards of directors of numerous private and publicly-traded middle market companies. Mr. Lacovara has served on the management committees which supervised the operations of both Katonah Debt Advisors and Katonah Capital, L.L.C. (“Katonah Capital”), and has been the Kohlberg & Co. co-managing partner primarily responsible for the formation and continued operations of both Katonah Capital and Katonah Debt Advisors.

MIDDLE MARKET BUSINESS

Our middle market business is led by our President and CEO, Dayl W. Pearson, and our CIO, R. Jon Corless. Each of Messrs. Pearson and Corless has spent more than 15 years investing in the middle market and, before joining the Company, worked together at CIBC World Markets (“CIBC”) and its affiliates for over eight years. Our management team maintains longstanding relationships with middle market private equity sponsors, lenders who work in small groups, or “club” lenders, and sources of non-sponsored middle market transactions. Members of our senior management team have a proven track record of originating, structuring and managing middle market investments. Mr. Pearson has been involved in all aspects of middle market investing, including origination, negotiation of terms, portfolio management, restructuring and asset sales. Mr. Corless has over 25 years of financial industry experience and has been primarily a credit and risk management professional for the past 18 years, responsible for several portfolios of highly leveraged loans and mezzanine securities including middle market assets.

Our middle market investment team has experience assembling portfolios of middle market loans and investments and managing these portfolios through several credit cycles, including both attractive and stressed credit environments. Our middle market investment team reviewed over 250 middle market investment opportunities while building the portfolio of senior secured loans that we acquired with the net proceeds of our initial public offering.

As a BDC, we will offer, and will provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

KATONAH DEBT ADVISORS

Katonah Debt Advisors is our wholly-owned asset manager that manages CDO Funds that invest in broadly syndicated senior loans, second lien loans, high-yield bonds, credit default swaps and other credit instruments. The securities issued by these CDO Funds are primarily held by third parties. Katonah Debt Advisors is led by its President, E.A. Kratzman, who has more than 30 years of credit and investment experience. Mr. Kratzman also serves as a Vice President of the Company and as a member of our Investment Committee. Katonah Debt Advisors structures and sponsors CDO Funds for which it serves as the asset manager and invests in syndicated term loans and high-yield bonds (rated lower than Baa3 by Moody’s or lower than BBB- by Standard & Poor’s). The CDO Funds managed by Katonah Debt Advisors invest almost exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings. In 2005 and 2006, Katonah Debt Advisors raised three CDO Funds with approximately $1.2 billion in assets under management to invest in broadly syndicated loans and high-yield bonds. As of April 19, 2007, Katonah Debt Advisors priced its most recent CDO Fund with an additional $400 million of assets under management. Katonah Debt Advisors is in the process of organizing three additional CDO Funds, for which it has acquired over an additional $222 million in assets, as well as an additional fund to invest in mezzanine and equity securities issued by CDO Funds.

OUR STRATEGIC RELATIONSHIP WITH KOHLBERG & CO.

We believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co. as evidenced by the participation of its Chairman and co-managing partners on our Board of Directors and of its co-managing partners on our Investment Committee. Through such participation, we will have access to the expertise of these individuals in the middle market and leveraged investing, which we believe will enhance our capital raising, due diligence, investment selection and credit analysis. In addition, affiliates of Kohlberg & Co., including those who serve on our Board of Directors and on our Investment Committee, own, in the aggregate, approximately 19% of our outstanding common stock. We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but that it has determined in its sole discretion are not appropriate for any investment funds managed by Kohlberg & Co. or any of its affiliates, typically due to the small size or non-control nature of the investment, prior to making such investment opportunity available to any third party. Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing, and is providing certain administrative services to us on a transitional basis.

Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies. Kohlberg & Co. was formed in 1987 by Jerome Kohlberg Jr., the senior founding partner of Kohlberg Kravis Roberts & Co. (“KKR”) and his son, James A. Kohlberg, at the time an executive with KKR. Since its inception, Kohlberg & Co. has organized five private equity funds, through which it has raised approximately $2 billion of committed capital and completed more than 80 platform and add-on acquisitions with an aggregate value of approximately $6 billion. The Chairman and co-managing partners of Kohlberg & Co., who are members of our Board of Directors, and, in the case of the co-managing partners, also members of our Investment Committee, average more than 20 years of investment banking and middle market investing experience, and have worked together across all of the firm’s private equity funds. Christopher Lacovara, the co-managing partner who had the primary responsibility for the formation and oversight of both Katonah Debt Advisors and Katonah Capital, serves as the Chairman of our Board of Directors.

Because we are an internally managed BDC, we do not pay any fees to Kohlberg & Co. or any of its affiliates. Under the 1940 Act we are not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment unless we obtain SEC exemptive relief.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

Internally managed structure and significant management resources

We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, including the costs associated with employing investment management professionals, and to make distributions to our shareholders. Including employees of Katonah Debt Advisors, some of whom also serve as officers of the Company, we employed, as of December 31, 2006, a team of 16 experienced investment professionals with substantial experience in middle market lending, credit analysis, loan securitization, and portfolio administration. Our President and CEO, Dayl W. Pearson, our CIO, R. Jon Corless, and E.A. Kratzman, our Vice President and member of our Investment Committee and the President of Katonah Debt Advisors, have an average of over 28 years of credit and investment experience.

We believe that we derive substantial benefits from our internally managed structure. First, because they are employed by us, the individuals responsible for managing our investments are dedicated solely to the success of our business. Our investment professionals do not serve as advisors to any other investment funds other than the CDO Funds managed by our wholly-owned portfolio company Katonah Debt Advisors and therefore we do not compete with other investment funds for investment opportunities, although some investment opportunities may be allocated to funds managed by Katonah Debt Advisors. Second, through their participation in the Kohlberg Capital Corporation 2006 Equity Incentive Plan (our “Equity Incentive Plan”), a significant portion of the compensation of our senior managers is tied to the performance of our investments, resulting in an alignment of interests between our management and shareholders. Third, we leverage our management resources and those of Katonah Debt Advisors across our portfolio of investments and the investments of the CDO Funds managed by Katonah Debt Advisors.

Multiple sourcing capabilities for assets

We have multiple sources of loans, mezzanine investments and equity investments. Through industry relationships, we believe that we will have the ability to participate in loans originated by other capital providers to middle market companies as well as to source assets directly from private equity sponsors and regional banks. We recently hired a controller and two new analysts who joined us in March 2007 and expect to add additional professional staff with a track record of originating senior loans and mezzanine and equity investments. In addition, Katonah Debt Advisors hired an additional analyst. Through Katonah Debt Advisors, we have the ability to acquire participations in selected syndicated secured and second lien term loans whose borrowers and investment returns meet our investment criteria. Through Katonah Debt Advisors, we also have the opportunity to invest in selected equity and mezzanine securities issued by CDO Funds, including those managed by Katonah Debt Advisors. Through our strategic relationship with Kohlberg & Co., we expect to have access to a variety of equity investments and mezzanine and other lending opportunities which are presented to Kohlberg & Co. but do not meet Kohlberg & Co.’s applicable investment criteria for reasons such as the small size or non-control nature of the investment.

Disciplined investment process

We employ the rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. Due to our ability to source transactions through multiple channels, we expect to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting cases and multiple stress case scenarios for each company analyzed. An event-specific financial model reflecting company, industry and market variables support each investment decision. We also expect to benefit from the credit and industry expertise of Katonah Debt Advisors’ credit team, the members of which also serve as officers of the Company, and the Chairman and co-managing partners of Kohlberg & Co. serving on our Board of Directors and, in the case of the co-managing partners, on our Investment Committee.

Katonah Debt Advisors’ credit platform

We expect that Katonah Debt Advisors will serve as a source of direct investment opportunities and cash flow. In addition, certain credit analysts employed by Katonah Debt Advisors who also serve as officers of the Company serve as sources of credit analysis. Katonah Debt Advisors’ credit team employs a highly rigorous process in selecting and reviewing investment opportunities for CDO Funds managed by Katonah Debt Advisors. We will have the opportunity to make investments in CDO Funds managed by Katonah Debt Advisors, which we would expect to generate regular cash dividends or interest income. Katonah Debt Advisors also generates revenue through the fees it receives for managing CDO Funds, and may distribute its income, after paying the expenses associated with its operations, including compensation of its employees, to us. Further, we may co-invest with CDO Funds managed by Katonah Debt Advisors when we believe it will be advantageous for us to do so.

Strategic relationship with Kohlberg & Co.

We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to derive substantial benefits from our strategic relationship with Kohlberg & Co. Through the participation of the Chairman and co-managing partners of Kohlberg & Co. on our Board of Directors and, in the case of the co-managing partners, on our Investment Committee, we will have access to the expertise of these individuals in middle market leveraged investing, which we believe will enhance our capital raising, due diligence, investment selection and credit analysis. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, has been the Kohlberg & Co. co-managing partner primarily responsible for establishing and providing oversight for the operations of both Katonah Debt Advisors and Katonah Capital. In addition, we have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but that it determines in its sole discretion are not appropriate for any investment funds managed by Kohlberg & Co. or any of its affiliates, typically due to the small size or non-control nature of the investment, prior to making such investment opportunity available to third parties. Under this agreement, Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing.

Significant equity ownership and alignment of incentives

Our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our shareholders. Affiliates of Kohlberg & Co., including the Chairman and co-managing partners of Kohlberg & Co. who serve on our Board of Directors and, in the case of the co-managing partners, on our Investment Committee, own, in the aggregate, approximately 19% of our outstanding common stock which they received, in lieu of cash, as consideration for the contribution to the Company of 100% of the equity of Katonah Debt Advisors and certain subordinated debt investments in CDO Funds managed by Katonah Debt Advisors and two other asset managers, 87,555 shares of which are being registered for resale pursuant to this prospectus. We have also issued to our senior management team options to purchase shares of our common stock under our Equity Incentive Plan.

RESTRUCTURING

We were organized in August 2006 as a Delaware limited liability company under the name Kohlberg Capital, LLC. Kohlberg & Co. historically conducted its middle market lending business and asset management business through Katonah Debt Advisors, which is organized as a Delaware limited liability company. Prior to the completion of our initial public offering, we entered into a series of transactions designed to restructure our business and convert, in accordance with Delaware law, to a corporation. See “Restructuring.”

RISK FACTORS

Investing in this offering involves risks. The following is a summary of certain risks that you should carefully consider before investing in our common stock. For a further discussion of these risk factors, please see “Risk Factors” beginning on page 12.

Risks Related to Our Business

•	We have a minimal operating history.

•	Our management team has minimal experience managing a BDC.

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We are dependent upon senior management personnel for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

•	We operate in a highly competitive market for investment opportunities.

•	There is a risk that we may not make distributions.

•	Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

•	Many of our portfolio investments will be recorded at fair value as determined in good faith by our Board of Directors. As a result, there will be uncertainty as to the value of our investments.

•	If we are unable to source investments effectively, we may be unable to achieve our investment objective.

•	We may experience fluctuations in our quarterly and annual operating results.

•	We will be exposed to risks associated with changes in interest rates.

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

•	If we incur additional debt, it could increase the risk of investing in our Company.

•	Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

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We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

Risks Related to Our Investments

•	Our investments may be risky, and you could lose all or part of your investment.

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The equity in Katonah Debt Advisors and the subordinated securities in CDO Funds and the portfolio of senior secured loans that we have acquired may be worth less than the amount we paid for such assets.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

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Our portfolio is, and may continue to be, concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or by a downturn in the particular industry.

•	Defaults by our portfolio companies could harm our operating results.

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When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

•	Investments in equity securities involve a substantial degree of risk.

•	The lack of liquidity in our investments may adversely affect our business.

•	We may lose all or a portion of the income we expect to receive from Katonah Debt Advisors.

•	We may not receive any return on our investment in the CDO Funds in which we have invested.

•	Because we have incurred indebtedness or if we issue senior securities, we will be exposed to additional risks, including the typical risks associated with leverage.

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The agreements governing our securitization revolving credit facility (the “Credit Facility”) contain various covenants that, among other things, limit our discretion in operating our business and provide for certain minimum financial covenants.

Risks Related to Our Operation as a BDC

•	Our ability to enter into transactions with our affiliates will be restricted.

•	Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

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Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

•	If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

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If we are unable to qualify for tax treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), we will be subject to corporate-level income tax, which will adversely affect our results of operations and financial condition.

Risks Related to an Investment in Our Shares

•	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value.

•	Our common stock price may be volatile and may fluctuate substantially.

•	Investing in shares of our common stock may involve an above average degree of risk.

•	If our common stock continues to trade above net asset value, investors who purchase shares hereunder will incur immediate dilution upon the purchase of such shares.

•	If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

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Our principal stockholders will continue to have substantial ownership in us after this offering and this could limit your ability to influence the outcome of key transactions, including a change of control. In addition, some of our stockholders may have interests in Kohlberg Capital that differ from yours.

•	Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

OUR CORPORATE INFORMATION

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

Common Stock offered by the Selling Stockholders	87,555 shares

Common Stock to be outstanding after the Offering	17,963,525 shares

Use of Proceeds	We will not receive any proceeds from the sale of the common stock by the selling stockholders.

Listing	Our common stock is traded on The Nasdaq Global Market under the symbol “KCAP.”

Trading at a Discount	Shares of closed-end investment companies, including BDCs, frequently trade at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Taxation	We intend to file an election to be treated for federal income tax purposes as a RIC, commencing with our first taxable year as a corporation. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. We may be required, however, to pay corporate-level federal income taxes on gains built into our assets as of the effective date of our RIC election. See “Certain U.S. Federal Income Tax Consequences—Conversion to Regulated Investment Company Status.” Furthermore, we may, from time to time, organize and conduct the business of our portfolio company, Katonah Debt Advisors, through additional direct or indirect wholly-owned subsidiaries which may, in some cases, be taxable as corporations. To qualify as a RIC and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. Katonah Debt Advisors, which is a wholly-owned taxable subsidiary, will receive fee income earned with respect to its management services. We plan to form additional direct or indirect wholly-owned subsidiaries which will receive similar fee income. Some of the wholly-owned subsidiaries may be treated as corporations for U.S. federal income tax purposes, and as a result, such subsidiaries will be subject to tax a regular corporate rates. Although, as a RIC, dividends and distributions of capital received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes. See “Certain U.S. Federal Income Tax Considerations” and “Distributions.”

Distributions	We intend to pay quarterly dividends to our stockholders, commencing after the end of the first full fiscal quarter in 2007. Our quarterly dividends will be determined by our Board of Directors. See “Distributions.”

Dividend Reinvestment Plan	We have adopted a dividend reinvestment plan through which cash dividends are automatically reinvested in additional shares of our common stock, unless a stockholder opts out of the plan and elects to receive cash. Stockholders who receive distributions in the form of stock generally will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. See “Dividend Reinvestment Plan.”

Leverage	We borrow funds under the Credit Facility that we have entered into, and we have granted a security interest in certain of our assets to the lenders in connection with the Credit Facility. We will use the borrowed funds to make additional investments. This practice, which is known as “leverage,” will allow us to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

Risk Factors	Investing in our common stock involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common stock. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our common stock.

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities. See “Description of Capital Stock.”

Where You Can Find Additional Information	We have filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form N-2, which includes related exhibits, under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of common stock offered by this prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

Our common stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are required to file reports, proxy statements and other information with the SEC. The materials we file are available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

STOCKHOLDER TRANSACTION EXPENSES (as a percentage of the offering price)

Offering Expenses Borne by Us	2.8	%(1)
Dividend Reinvestment Plan Fees	—	%(2)
Total Stockholder Transaction Expenses	2.8%

ANNUAL EXPENSES (as a percentage of net assets attributable to common stock) (3)

Operating Expenses	1.7	%(4)
Interest Payments on Borrowed Funds	2.6	%(5)
Other Expenses	0.3	%(6)
Total Annual Expenses	4.6	%(7)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts are based upon payment by the Company of operating expenses at the levels set forth in the table above which, except as indicated above, does not include leverage or related expenses.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$46	$137	$228	$456

(1)	The percentage reflects estimated offering expenses of approximately $40,000.
(2)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in the dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(3)	“Net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which was approximately $256.4 million at December 31, 2006.
(4)	“Operating Expenses” represents an estimate of our annual operating expenses. We do not have an investment adviser. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.
(5)	“Interest Payments on Borrowed Funds” represents an estimate of our annual interest expense based on payments assumed to be made under the Credit Facility. This estimate assumes that we borrow for investment purposes an amount equal to 45% of our total assets at a per annum interest rate of approximately 5.9%. Actual interest payments may differ from the amount shown.

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year and include expenses associated with our Board of Directors and administrative expenses, including our compliance with various regulations which apply to us as a public company.
(7)	“Total Annual Expenses” is the sum of “Operating Expenses,” “Other Expenses” and “Interest Payments on Borrowed Funds.”

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves a high degree of risk. Before you invest in shares of our common stock, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Business

We have a minimal operating history.

We have been organized to continue the middle market investment business and asset management business of Katonah Debt Advisors, which was organized in 2005. Katonah Debt Advisors commenced its asset management operations with the hiring of E.A. Kratzman, its President (who also serves as our Vice President and a member of our Investment Committee), in June 2005 and began its middle market lending operations in February 2006 with the hiring of Dayl W. Pearson, who serves as our President and CEO, and R. Jon Corless, who serves as our CIO. We have a minimal operating history. As a result, we have very limited operating results that can demonstrate to you our ability to manage our business. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially.

Our management team has minimal experience managing a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our management team’s lack of experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. To obtain and maintain our tax treatment as a RIC under the Code, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our net ordinary income and the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, if any. Failure to meet the requirements for tax treatment as a RIC would subject us to taxes, which would reduce the return on your investment. See “Election to be Regulated as a Business Development Company and a Regulated Investment Company” and “Certain U.S. Federal Income Tax Considerations.” If we do not remain a BDC, we might be regulated as a closed-end investment management company under the 1940 Act, which would further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus.

We are dependent upon senior management personnel for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of our senior management as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success will depend on the continued service of our senior management team and our Board of Directors. The departure of any of the members of our senior management or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities.

A large number of entities will compete with us to make the types of investments that we plan to make in prospective portfolio companies. We will compete with a large number of private equity firms as well as other BDCs, investment funds, investment banks and other sources of financing, including traditional financial services companies, such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable some of our competitors to make commercial loans with interest rates that are comparable to or lower than the rates we typically offer. We may lose prospective portfolio companies if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of our potential competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities or that we will be able to fully invest our available capital. If we are not able to compete effectively, our business and financial condition and results of operations will be adversely affected.

There is a risk that we may not make distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Distributions.” Also, restrictions and provisions in our Credit Facility may limit our ability to make distributions. See “Obligations and Indebtedness.” If we do not distribute a certain percentage of our income annually, we could fail to qualify for tax treatment as a RIC and we would be subject to corporate level federal income tax. See “Certain U.S. Federal Income Tax Considerations.” We cannot ensure that we will make distributions at a particular level or at all.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our Board of Directors. As a result, there will be uncertainty as to the value of our investments.

Our investments are expected to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of the Valuation Committee of the Board of Directors. These valuations are initially prepared by our management and reviewed by our Valuation Committee which utilizes its best judgment in arriving at the fair value of these securities. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Where appropriate, our Board of Directors may utilize the services of an independent valuation firm to aid it in determining fair value. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we will need to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot assure you that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly and annual operating results.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest spreads on new investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including mezzanine securities and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because such original issue discount income would be not accompanied by cash, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for tax treatment as a RIC and, thus, could become subject to a corporate-level income tax on all of our income. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not qualify for tax treatment as a RIC or, even if such distribution requirement is satisfied, we may be subject to tax on the amount that is undistributed. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements and avoid tax. See “Certain U.S. Federal Income Tax Considerations.”

If we incur additional debt, it could increase the risk of investing in our Company.

As of April 30, 2007, we had $30 million of outstanding indebtedness. However, we expect, in the future, to borrow from, and issue senior debt securities to, banks, insurance companies and other lenders, including pursuant to the Credit Facility that we entered into on February 14, 2007. See “Obligations and Indebtedness.” Lenders will have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we may grant a security interest in our assets in connection with our borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholder (1)	-22.35%	-13.85%	-4.76%	4.33%	13.43%

(1)	Assumes that we borrow an amount equal to 45% of our total assets as of December 31, 2006, which would result in approximately $466 million in total assets, approximately $183 million in debt outstanding, approximately $256 million in stockholders’ equity and an average cost of funds of approximately 5.9%, which we assume to be the cost of funds of the Credit Facility that we entered into on February 14, 2007. Actual interest payments may be different.

Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

In order to qualify for tax treatment as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline. On March 15, 2007, we declared a dividend in an amount equal to our estimated distributable income for the quarter ended March 31, 2007 plus a portion of the undistributed amount of 2006 distributable income. The dividend was paid on April 17, 2007 to shareholders of record on April 6, 2007.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Company will be subject to the diversification requirements applicable to regulated investment companies under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”

Risks Related to Our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle market companies.

Senior Secured Loans. When we extend senior secured term loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to exercise our remedies.

Mezzanine Debt. Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in an above average amount of risk and volatility or loss of principal.

These investments may entail additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates and such debt could subject us to phantom income. Since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

Equity Investments. We expect to make selected equity investments. In addition, when we invest in senior secured loans or mezzanine debt, we may acquire warrants. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Associated with Middle Market Companies. Investments in middle market companies also involve a number of significant risks, including:

•

limited financial resources and being unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment;

•

shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

dependence on management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

less predictable operating results, being parties to litigation from time to time, engaging in rapidly changing businesses with products subject to a substantial risk of obsolescence, and requiring substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	difficulty accessing the capital markets to meet future capital needs; and

•	generally less publicly available information about their businesses, operations and financial condition.

The equity in Katonah Debt Advisors, the subordinated securities in CDO Funds and the portfolio of senior secured loans that we have acquired may be worth less than the amount we have paid for such assets.

We have acquired 100% of the equity of Katonah Debt Advisors and a portfolio of subordinated securities in CDO Funds managed by Katonah Debt Advisors and two other asset managers from individuals and entities affiliated with Kohlberg & Co. See “Restructuring.” In addition, we used the net proceeds of our initial public offering to acquire a portfolio of approximately $185 million of senior secured loans from a special purpose vehicle formed by Katonah Debt Advisors. Our valuation of these assets may not reflect the value that could be obtained for these assets in a transaction with a third party. In addition, third party appraisals were not used in determining the value of these assets, and, as a result, the consideration paid by us may exceed the value that may be reflected in other valuation methodologies or appraisals or that may have been obtained in a transaction with a third party.

Our portfolio is, and may continue to be, concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or by a downturn in the particular industry.

Our portfolio is, and may continue to be, concentrated in a limited number of portfolio companies and industries. At March 31, 2007, our largest investment, our 100% equity interests in Katonah Debt Advisors, represented approximately 16% of our investments at fair value. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, our investments could be concentrated in relatively few industries. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies could harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other debt holders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets. Such events could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate that most of our investments will be either debt or minority equity investments in our portfolio companies. Therefore, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the size of our investment and the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

Investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

The lack of liquidity in our investments may adversely affect our business.

We expect to invest in securities issued by private companies. These securities may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may lose all or a portion of the income we expect to receive from Katonah Debt Advisors.

We expect to receive distributions of recurring fee income, after the payment of its expenses, from the asset management activities of our wholly-owned portfolio company, Katonah Debt Advisors. However, the existing asset management agreements pursuant to which Katonah Debt Advisors receives such fee income from the CDO Funds for which it serves as manager may be terminated for “cause” by the holders of a majority of the most senior class of securities issued by such CDO Funds and the holders of a majority of the subordinated securities issued by such CDO Funds. “Cause” is defined in the asset management agreements to include a material breach by Katonah Debt Advisors of the indenture governing the applicable CDO Fund, breaches by Katonah Debt Advisors of certain specified provisions of the indenture, material breaches of representations or warranties made by Katonah Debt Advisors, bankruptcy or insolvency of Katonah Debt Advisors, fraud or criminal activity on the part of Katonah Debt Advisors or an event of default under the indenture governing the CDO Funds. We expect that future asset management agreements will contain comparable provisions. Further, a significant portion of the asset management fees payable to Katonah Debt Advisors under the asset management agreements are subordinated to the prior payments of interest on the senior securities issued by the CDO Funds. If the asset management agreements are terminated or the CDO Funds do not generate enough income to pay the subordinated management fees, we will not receive the fee income that we expect to receive from Katonah Debt Advisors, which will reduce income available to make distributions to our stockholders.

We may not receive any return on our investment in the CDO Funds in which we have invested.

We acquired subordinated securities in certain CDO Funds managed by Katonah Debt Advisors and other managers as part of the transactions described in “Restructuring.” We expect to continue to acquire subordinated securities in the future in CDO Funds managed by Katonah Debt Advisors. These subordinated securities are the most junior class of securities issued by the CDO Funds and are subordinated in priority of payment to each other class of securities issued by these CDO Funds. Further, if there is an event of default under the indentures governing these CDO Funds, the holders of the most senior class of securities will be entitled to determine the remedies to be exercised under the indenture, including the sale and liquidation of the collateral. Finally, the subordinated securities are unsecured and rank behind all of the secured creditors, known or unknown, of the CDO Fund, including the holders of the senior securities issued by the CDO Fund.

Because we have incurred indebtedness or if we issue senior securities, we will be exposed to additional risks, including the typical risks associated with leverage.

We may borrow funds or issue senior securities, pursuant to our existing Credit Facility or other agreements, to make additional investments. With certain limited exceptions, we are only allowed to borrow amounts or issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or issuance. The amount of leverage that we employ will depend on our management’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations of stockholders, including:

•	a likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage;

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exposure to increased risk of loss if we incur debt or issue senior securities to finance investments because a decrease in the value of our investments would have a greater negative impact on our returns and therefore the value of our common stock than if we did not use leverage;

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that the covenants contained in the documents governing the Credit Facility or other debt instruments could restrict our operating flexibility. Such covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time; and

•	that we, and indirectly our stockholders, will bear the cost of leverage, including issuance and servicing costs (i.e., interest).

Any requirement that we sell assets at a loss to redeem or pay interest or dividends on any leverage, or for other reasons, would reduce our net asset value and also make it difficult for the net asset value to recover. Our Board of Directors, in their judgment, nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

The agreements governing our Credit Facility contain various covenants that, among other things, limit our discretion in operating our business and provide for certain minimum financial covenants.

We have entered into a Credit Facility that is backed by a revolving pool of loans. Under the Credit Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could result in the early amortization of the Credit Facility, limit further advances and, in some cases, result in an event of default. An event of default under the Credit Facility would result, among other things, in termination of the availability of further funds under the Credit Facility and an accelerated maturity date for all amounts outstanding under the Credit Facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the Credit Facility. This could reduce our revenues and, by delaying any cash payment allowed to us under the Credit Facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC. If we default under certain provisions of the Credit Facility, the remedies available to the lender may limit our ability to declare dividends. Moreover, we cannot assure you that we will be able to borrow funds under the Credit Facility at any particular time or at all. For a more detailed discussion of the Credit Facility, see “Obligations and Indebtedness.”

Risks Related to Our Operation as a BDC

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we will be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

Our business will require a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

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Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

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Additional Common Stock. Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

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Securitization. In addition to issuing securities to raise capital as described above, we will securitize a portion our loans to generate cash for funding new investments through our Credit Facility. To securitize loans, we have created a wholly-owned subsidiary and will contribute a pool of loans to the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses, as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders, could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the senior loans and mezzanine investments that we propose to acquire should constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which will adversely affect our results of operations and financial condition.

Provided we qualify for tax treatment as a RIC, we can generally avoid corporate-level federal income taxes on income distributed to our stockholders as dividends. We will not qualify for this pass-through tax treatment, and thus will be subject to corporate-level federal income taxes, if we are unable to comply with the source of income, diversification and distribution requirements contained in the Code, or if we fail to maintain our election to be regulated as a BDC under the 1940 Act. If we fail to qualify for tax treatment as a RIC, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. As such, our failure to qualify for tax treatment as a RIC would have a material adverse effect on us, the net asset value of our common stock and the total return obtainable from your investment in our common stock. We may, from time to time, organize and conduct the business of our wholly-owned portfolio company, Katonah Debt Advisors, through additional direct or indirect wholly-owned subsidiaries which may, in some cases, be taxable as corporations. For additional information see “Regulation” and “Certain U.S. Federal Income Tax Considerations.”

Risks Related to an Investment in Our Shares

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value.

Shares of closed-end investment companies frequently trade at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

Our common stock price may be volatile and may fluctuate substantially.

The trading price of our common stock following this offering may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;

•	loss of RIC tax treatment;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio;

•	general economic conditions and trends; and

•	departure of key personnel.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

If our common stock continues to trade above net asset value, investors who purchase shares hereunder will incur immediate dilution upon the purchase of such shares.

If you purchase shares of our common stock in this offering at a price higher than the net asset value per share, you will experience immediate dilution because the price that you pay would be greater than the net asset value per share of the shares you acquire. Accordingly, investors in this offering may pay a price per share that exceeds the tangible book value per share after the closing of the offering. As of December 31, 2006, the net asset value of our common stock was approximately $256.4 million or approximately $14.29 per share, as determined by our Board of Directors in accordance with the requirements of the 1940 Act. On May 10, 2007, the closing price of our common stock on The Nasdaq Global Market was $18.38 per share. Accordingly, if you were to purchase our common stock in this offering at the price of $18.38 per share, you would experience dilution equal to the difference between $18.38 per share and the net asset value per share on the date of your purchase. If you purchase our common stock in this offering at a value greater than $18.38 per share, you would experience even greater dilution. You may experience additional dilution upon the exercise of stock options to purchase common stock by our employees and directors under our stock option plan.

If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

As of April 30, we had 17,963,525 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, including those offered hereby, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Our principal stockholders may continue to have substantial ownership in us after this offering and this could limit your ability to influence the outcome of key transactions, including a change of control. In addition, some of our stockholders may have interests in Kohlberg Capital that differ from yours.

Individuals and entities affiliated with Kohlberg & Co. beneficially own, in the aggregate, approximately 19% of the outstanding shares of our common stock, 87,555 shares of which are being registered for resale pursuant to this prospectus. James A. Kohlberg, the Vice-Chairman of our Board of Directors, is a founder and the Chairman of Kohlberg & Co. Christopher Lacovara, who serves as the Chairman of our Board of Directors and Investment Committee, and Samuel P. Frieder, who serves as a member of our Board of Directors and our Investment Committee, are co-managing partners of Kohlberg & Co. Our Board of Directors and our Investment Committee must approve of the acquisition and disposition of our investments. As a result, these individuals may be able to exert influence over our management and policies. Affiliates of Kohlberg & Co. may also acquire additional shares of our equity securities in the future. This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of our Company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our Company or may ultimately affect the market price of our common stock. In addition, Mr. Kratzman, who is a selling stockholder under this prospectus and serves on our Investment Committee, is also employed by Katonah Debt Advisors and is compensated, in part, based upon the performance of Katonah Debt Advisors. As a result, Mr. Kratzman may have interests in Katonah Debt Advisors that differ from yours as a stockholder of Kohlberg Capital.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti- takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Capital Stock—Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures.”

FORWARD-LOOKING STATEMENTS

This prospectus includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The matters discussed in this prospectus, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax treatment;

•	our ability to operate as a BDC and a RIC;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies, including Katonah Debt Advisors.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

RESTRUCTURING

Certain Acquisitions

We were organized in August 2006 as a Delaware limited liability company under the name Kohlberg Capital, LLC. Kohlberg & Co. historically conducted its middle market lending business and asset management business through Katonah Debt Advisors, which is organized as a Delaware limited liability company and, prior to the formation of Katonah Debt Advisors, through Katonah Capital. Prior to our election to be regulated as a BDC, we, Kohlberg & Co. and certain affiliates of Kohlberg & Co. engaged in a series of restructuring transactions. These transactions are referred to in this prospectus as the “Restructuring.”

Pursuant to agreements entered into effective August 17, 2006 between the Company, James A. Kohlberg, one of our directors, and certain entities affiliated with Kohlberg & Co., we completed the following acquisitions:

•	Acquisition of 100% of the outstanding equity of Katonah Debt Advisors

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We issued an aggregate of 2,226,333 common units to James A. Kohlberg and an entity affiliated with Kohlberg & Co. to acquire 100% of the outstanding limited liability company interests of Katonah Debt Advisors. These common units converted into shares of our common stock upon our conversion to a Delaware corporation as described below. On the date of our initial public offering, these shares of our common stock had a value of approximately $33 million, based on our initial public offering price of $15.00 per share. Prior to the completion of our initial public offering, James A. Kohlberg and the entity affiliated with Kohlberg & Co. transferred certain of these common units to certain employees and officers of Kohlberg & Co. and Katonah Debt Advisors.

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Katonah Debt Advisors was valued at its fair market value as determined by our Board of Directors as of the time of the acquisition. For purposes of this valuation, we estimated the annual run-rate distributable income of Katonah Debt Advisors from fees payable to it by CDO Funds managed by it at approximately $3 million on a pre-tax basis. This estimate was based on a full year of management fee revenue for all CDO Funds currently under management by Katonah Debt Advisors and annualized compensation expenses for all of Katonah Debt Advisors’ employees, excluding those who are employed solely by us. Our valuation also considered that Katonah Debt Advisors had an aggregate of approximately $1.2 billion in assets under management at the time of the transaction. This methodology may or may not reflect the value that could be obtained for Katonah Debt Advisors in a transaction with a third party. In addition, third party appraisals were not used in determining the value of Katonah Debt Advisors, and, as a result, the consideration paid by us may exceed or be less than the value that may be reflected in other valuation methodologies or appraisals or that may have been obtained in a transaction with a third party.

•	Acquisition of certain subordinated securities issued by CDO Funds managed by Katonah Debt Advisors and two other asset managers

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We issued an aggregate of 1,258,000 common units to affiliates of Kohlberg & Co. to acquire subordinated debt and preferred stock securities issued by CDO Funds (Katonah III, Ltd., Katonah IV, Ltd., Katonah V, Ltd., Katonah VII CLO, Ltd., and Katonah VIII CLO, Ltd.) managed by Katonah Debt Advisors and two other asset managers (the “CDO Fund Securities”). These common units converted into shares of our common stock upon our conversion to a Delaware corporation as described below. On the date of our initial public offering, these shares of our common stock had a value of approximately $19 million based on our initial public offering price of $15.00 per share.

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For purposes of the acquisition of the CDO Fund Securities, in the case of CDO Fund Securities in CDO Funds formed within the last two years, our Board of Directors determined the value of such CDO Fund Securities to be their original cost to the entities affiliated with Kohlberg & Co. that contributed such CDO Fund Securities to us, and in the case of all other CDO Fund Securities, our Board of Directors determined their fair market value. See “Portfolio Companies” for a description of the CDO Fund Securities.

The valuation of Katonah Debt Advisors and the CDO Fund Securities was first determined prior to our election to be regulated as a BDC. After our election to be regulated as a BDC and before the completion of our initial public offering, our Board of Directors valued Katonah Debt Advisors and the CDO Fund Securities in accordance with the requirements of the 1940 Act.

BDC Election

Prior to the completion of our initial public offering, we made an election to be regulated as a BDC.

Conversion to a Delaware Corporation

On December 11, 2006, following our election to be regulated as a BDC and immediately prior to the issuance of common stock in our initial public offering, we filed an election with the Secretary of State of the State of Delaware to convert from a Delaware limited liability company to a Delaware corporation in accordance with the procedure for such conversion in our limited liability company agreement and Delaware law. In connection with such conversion, each outstanding common unit described above was, without any further action or consent required by the holders thereof, converted into an equivalent number of shares of our common stock.

Tax Election

We intend to file an election to be treated as a RIC under Subchapter M of the Code commencing with our first taxable year as a corporation.

Agreements with Kohlberg & Co. and Affiliates

We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has licensed to us, on a royalty free basis, the right to use the Kohlberg name. This agreement is terminable by Kohlberg & Co. at any time following the fifth anniversary of the date of the agreement and in specified other circumstances.

In addition, our License and Referral Agreement with Kohlberg & Co. provides that Kohlberg & Co. will notify us of equity investment opportunities that have been made available to Kohlberg & Co. and that Kohlberg & Co. has determined, in its sole discretion, are not appropriate for it or any investment funds managed by Kohlberg & Co. or any of its affiliates (generally as a result of the small size or non-control nature of the investment), prior to making such investment opportunity available to any third party.

In connection with our Restructuring and our initial public offering we entered into a Transitional Services agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. agreed to continue to provide us with accounting services, cash management and budgeting services, tax services, internal legal services, payroll administration and other human resource services and intellectual technology services for a period of up to six months from the date of our initial public offering (the “Transition Services Agreement”). In addition, under this agreement and during this period, Kohlberg & Co. agreed to continue the participation of our employees in Kohlberg & Co.’s medical, dental, retirement and other benefit plans until they can be transitioned to similar plans of the Company and to continue to maintain the participation of the Company in Kohlberg & Co.’s insurance programs until the Company has established its own insurance programs. The transition is nearly complete and Kohlberg & Co. is only providing us with limited human resources services and tax services related to periods prior to our initial public offering. Kohlberg & Co. does not receive any fees under the Transition Services Agreement and receives only a reimbursement of expenses incurred in connection with providing the transition services.

Our portfolio company, Katonah Debt Advisors, has entered into an Assignment and Assumption Agreement with Katonah Capital pursuant to which it has assumed all of Katonah Capital’s rights and obligations under the lease agreement for our principal headquarters at 295 Madison Avenue, 6th Floor, New York, New York 10017. We have entered into an Overhead Allocation Agreement with Katonah Debt Advisors which provides for the sharing of the expenses under the lease agreement. In connection with this assignment and assumption of the lease, we issued a letter of credit to the lessor to replace a letter of credit previously issued by Kohlberg & Co. under the original lease.

Portfolio Acquisition

Immediately following completion of our initial public offering, we used approximately $185 million of the net proceeds of that offering to acquire a portfolio of approximately $185 million in aggregate principal amount of senior secured term loans that were originated during 2006 through a special purpose vehicle organized by Katonah Debt Advisors. These loans were acquired by us for cash at their fair market value, as determined by our Board of Directors, which approximated the cost of acquisition by such special purpose vehicle. The purchase of these loans was originally financed with a credit facility and the proceeds that we paid to the special purpose vehicle in order to acquire these loans were used by that entity to repay the credit facility. Our Board of Directors approved the portfolio acquisition and determined that (i) the terms thereof, including the consideration to be paid, are reasonable and fair to our shareholders and do not involve overreaching by any party and (ii) the acquisition is consistent with the interests of our shareholders and our investment policies.

ELECTION TO BE REGULATED AS A

BUSINESS DEVELOPMENT COMPANY AND

A REGULATED INVESTMENT COMPANY

Our elections to be regulated as a BDC and to be treated as a RIC will have a significant impact on our future operations:

We report our investments at market value or fair value with changes in value reported through our statement of operations.

We report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith pursuant to procedures approved by our Board of Directors. Changes in these values are reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.”

Our ability to use leverage as a means of financing our portfolio of investments is limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities generally include all borrowings, guarantees of borrowings and any preferred stock we may issue in the future. Our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

We intend to distribute substantially all of our net taxable income to our stockholders. We generally will be required to pay U.S. federal income taxes only on the portion of our taxable income and gains we do not distribute to stockholders (actually or constructively).

We intend to file an election to be treated for federal income tax purposes as a RIC, commencing with our first taxable year as a corporation. As a RIC, we intend to distribute to our stockholders substantially all of our net taxable income and the excess of realized net short-term capital gains over realized net long-term capital losses. In addition, we may retain certain net long-term capital gains and elect to treat such net capital gains as deemed distributed to our stockholders. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit against your federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See “Certain U.S. Federal Income Tax Considerations.”

Provided we qualify for tax treatment as a RIC, we generally are required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute (actually or constructively). Katonah Debt Advisors, which is a wholly-owned taxable subsidiary, will receive fee income earned with respect to its management services. We plan to form additional direct or indirect wholly-owned subsidiaries which will receive similar fee income. Some of the wholly-owned subsidiaries may be treated as corporations for U.S. federal income tax purposes, and as a result, such subsidiaries will be subject to tax at regular corporate rates. Although, as a RIC, dividends and distributions of capital received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

We are required to comply with the provisions of the 1940 Act applicable to BDCs.

As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bond and custody arrangements. See also “Regulation.”

USE OF PROCEEDS

We will not receive any proceeds from the resale, by the selling stockholders, of any shares of common stock hereunder.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on The Nasdaq Global Market under the symbol “KCAP.” We completed the initial public offering of our common stock in December 2006 at an initial public offering price of $15.00 per share. Prior to such initial public offering there was no public market for our common stock. On May 10, 2007, the last reported closing price of our stock was $18.38 per share. As of February 21, 2007, we had 5,078 stockholders of record.

The following table sets forth the range of high and low closing prices of our common stock as reported on The Nasdaq Global Market since our initial public offering. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions and as such do not necessarily represent actual transactions.

				Price Range		Premium/ Discount of High Sales Price to		Premium/ Discount of Low Sales Price to
	NAV			High	Low	NAV		NAV
2006

Fourth Quarter (December 11, 2006 through December 31, 2006)		$14.29	(1)	$17.45	$15.79	123.9%		101.7%

2007

First quarter (January 1, 2007 through March 31, 2007)	$	*		$18.00	$15.05	*	%	*	%

Second quarter (April 1, 2007 through April 30, 2007)	$	*		$18.78	$15.75	*	%	*	%

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset value shown is based on outstanding shares at December 31, 2006.
*	Net asset value has not yet been calculated for this period. We determine the net asset value per share of our common stock quarterly.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Our common stock has traded in excess of net asset value. However, there can be no assurance that our shares will continue to trade at a premium to net asset value. It is not possible to predict whether our shares, including the shares being offered hereby, will trade at, above, or below net asset value.

DISTRIBUTIONS

We intend to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary net taxable income for the calendar year;

•	98% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and

•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained realized net long-term capital gains in excess of net short-term capital losses, or “net capital gains”). In order to qualify for tax treatment as a RIC, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we intend to distribute to our stockholders substantially all of our net taxable income. In addition, we may retain for investment net capital gains and elect to treat such net capital gains as a deemed distribution. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You would be eligible to claim a tax credit against your federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain U.S. Federal Income Tax Considerations” for further information regarding the consequences of our possible retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if we fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

We did not declare or pay any dividends in 2006. On March 15, 2007, we declared a dividend in an amount equal to our estimated distributable income for the quarter ended March 31, 2007 plus a portion of the undistributed amount of 2006 distributable income. The dividend was paid on April 17, 2007 to shareholders of record on April 6, 2007.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, when we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2006.

This table should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements included elsewhere in this prospectus.

As of December 31, 2006
(in thousands, unaudited)

Cash and Cash equivalents	$32,405

Equity:

Preferred Stock, $0.01 par value per share; 5,000,000 shares authorized, no shares issued and outstanding	—

Common Stock, $0.01 par value per share; 100,000,000 shares authorized; 17,946,333 shares issued and outstanding	179

Additional Paid-in capital	251,550

Undistributed net investment income	417

Undistributed net realized gains	1

Net unrealized appreciation on investments	4,253

Total stockholders’ equity	256,400

Total capitalization	$256,400

SELECTED FINANCIAL DATA

The following selected financial and other data for the period from December 11, 2006, the date of our initial public offering and conversion to a corporation, through December 31, 2006 is derived from our financial statements which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose report thereon is included within this prospectus. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included in this prospectus.

KOHLBERG CAPITAL CORPORATION

SELECTED FINANCIAL DATA

Period December 11, 2006 (inception) through December 31, 2006

For the Period December 11, 2006 (inception) through December 31, 2006
Income Statement Data

Total investment income	$1,151,903

Net realized and unrealized gain on investments	4,253,787

Total expenses	(641,278)

Equity in loss of affiliate	(72,710)

Excise taxes	(21,162)

Net increase in stockholders’ equity resulting from operations	$4,670,540

Per Common Share Data:

Net investment income:

Basic and diluted:	$0.02

Cash dividend declared:	$—

Net increase in stockholder’s equity resulting from operations:

Basic and diluted:	$0.26

Net asset value per common share	$14.29

Select Period-End Balances

Total assets	$282,375,847

Total debt	$—

Total stockholders’ equity	$256,400,423

Other Data:

Number of portfolio companies / investments at period end	86

Principal amount of loans and mezzanine debt purchased	$191,706,724

Principal amount of loans and mezzanine debt sold and repayments	$533,315

Weighted average yield of income producing debt investments(1):	9.03%

Fair value of CDO equity investments	$20,870,000

Fair value of investment in wholly-owned portfolio management company	$37,574,995

Total return based on market value	15.33%

(1)

Weighted average yield of income producing debt investments is calculated as the average yield to par outstanding balances for investments in loans and mezzanine debt. The yield on CDO equities and investment in our wholly-owned portfolio manager, Katonah Debt Advisors, are excluded.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

We were formed as a Delaware limited liability company on August 8, 2006 and, in connection with our initial public offering, converted on December 11, 2006 to a corporation incorporated in Delaware. Prior to our initial public offering, we did not have material operations. Our initial public offering of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. We are an internally managed BDC, whose activities include a middle market investment business, which we conduct under the Kohlberg Capital name, and asset management business of Katonah Debt Advisors, our wholly-owned portfolio company.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior first and second lien secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. Our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, and we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CDO Funds managed by Katonah Debt Advisors or by other asset managers. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio, as well as the CDO Funds managed by Katonah Debt Advisors, consist almost exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities such as those secured by residential mortgages or other consumer borrowings.

We intend to elect to be treated as a RIC, under Subchapter M of the Code. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States. The financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the financial statements are based on the selection and application of critical accounting policies which may require management to make significant estimates and assumptions. Actual results could differ from those estimates. Critical accounting policies are those that are important to the presentation of our financial condition and results of operations that require management’s most difficult, complex or subjective judgments.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

As a BDC, we invest a substantial portion of our assets in illiquid securities including debt and equity securities of primarily privately-held companies. These securities will be valued and carried at fair value, as determined in good faith by our Board of Directors each quarter. We will determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio based on the nature of the security, the market for the security and other considerations including the financial performance and enterprise value of the portfolio company. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with accounting principles generally accepted in the United States.

Interest Income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We generally place a loan on non-accrual status and cease recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if we otherwise do not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. At December 31, 2006, no loans or debt securities were greater than 90 days past due or on non-accrual status.

Payment in Kind Interest

The Company may have loans in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

Fee Income

Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by us to portfolio companies and other third parties.

Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management Compensation

We may, from time to time, issue stock options under our Equity Incentive Plan to officers and employees for services rendered to us. We will follow Statement of Financial Accounting Standards No. 123R (revised 2004), Accounting for Stock-Based Compensation, a method by which the fair value of options are determined and expensed. We are internally managed and therefore do not incur management fees payable to third parties.

U.S. Federal Income Taxes

The Company intends to qualify for and elect, and intends to continue to qualify for, the tax treatment applicable to RICs under Subchapter M of the Code and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

In accordance with Statement of Position 93-2, “Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies,” book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to capital in excess of par value. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. See “Certain U.S. Federal Income Tax Considerations.”

Dividends

Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of our common stock.

PORTFOLIO AND INVESTMENT ACTIVITY

Our primary business is lending to and investing in middle-market businesses through investments in senior secured loans, junior secured loans, subordinated/mezzanine debt investments, CDO equity investments and other equity-based investments, which may include warrants.

Total portfolio investment activity (excluding unearned income) as of December 31, 2006 was as follows:

December 31, 2006
Middle Market Investments
Purchases / originations / draws	$191,706,724
Pay-downs / pay-offs / sales	(533,315)
Net amortized discount	(406,025)

Increase in fair value	—

Total debt securities at fair value	$190,767,384

CDO Equity Investments
Cost basis	$20,870,000

Increase (decrease) in fair value	—

Total CDO equity investments at fair value	$20,870,000

Asset Management Company Investment
Cost basis	$33,394,995
Accumulated loss net of distributions	(72,710)
Increase in fair value	4,252,710

Total asset management company investment at fair value	$37,574,995

Total Portfolio	$249,212,379

Following completion of our initial public offering, we used approximately $185 million of the net proceeds of that offering to acquire a portfolio of approximately $185 million in aggregate principal amount of senior secured loans that were originated during 2006 through a special purpose vehicle organized by Katonah Debt Advisors (the “IPO Initial Assets”). These loans were acquired by us for cash at their fair market value. Subsequent to our acquisition of the IPO Initial Assets and consistent with our investment strategy, we began to reposition our investment portfolio toward a heavier weighting in second lien senior loans and mezzanine loans.

Prior to our initial public offering, we issued an aggregate of 1,258,000 common shares, having a value of approximately $19 million, to affiliates of Kohlberg & Co. to acquire certain subordinated debt and preferred stock securities issued by CDO Funds (Katonah III, Ltd., Katonah IV, Ltd., Katonah V, Ltd., Katonah VII CLO, Ltd., and Katonah VIII CLO, Ltd.) managed by Katonah Debt Advisors and two other asset managers. Subsequent to our initial public offering we purchased $2 million of CDO Fund securities issued by Katonah IX CLO, Ltd. bringing our total investment in CDO Fund securities to approximately $21 million as of December 31, 2006.

Prior to our initial public offering, we issued an aggregate of 2,226,333 common shares, having a value of approximately $33 million, to affiliates of Kohlberg & Co. to acquire Katonah Debt Advisors. As a result, Katonah Debt Advisors is a wholly-owned portfolio company that manages CDO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. As of December 31, 2006, Katonah Debt Advisors had approximately $1.4 billion of assets under management.

The level of investment activity for investments funded and principal repayments for our investments can substantially vary from period to period depending on the number and size of investments that we invest in or divest of, and many other factors, including the amount and competition for the debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies and the general economic environment.

RESULTS OF OPERATIONS

Set forth below is a discussion of our results of operations for the period from December 11, 2006 (completion of our initial public offering) through December 31, 2006. Prior to the completion of our initial public offering, we had no material operations. Therefore, there are no comparable prior periods presented.

Investment Income

Investment income for the period from December 11, 2006 (completion of our initial public offering) through December 31, 2006 was approximately $1 million. Of this amount, approximately $705,000 was related to interest income on our middle market investments and $405,000 related to CDO equity investments.

Expenses

Total expenses for the period from December 11, 2006 (completion of our initial public offering) through December 31, 2006 were approximately $662,000. Approximately $175,000 related to employment compensation, including salaries, bonuses and stock option expense for the period. Other expenses included approximately $412,000 in organizational expenses for costs related to the formation of the Company and professional fees. Approximately $21,000 was attributable to the 4% excise tax imposed on net distributable income that was not distributed as dividends in 2006. We plan to distribute such distributable income in 2007.

Net Change in Unrealized Appreciation on Investments

During the period from December 11, 2006 (completion of our initial public offering) through December 31, 2006, the Company’s investments had an increase in net unrealized appreciation of $4 million. The increase in net unrealized appreciation was primarily a result of the appreciation of our wholly-owned portfolio company, Katonah Debt Advisors. Katonah Debt Advisors, as a portfolio manager, receives fee income from managing CDO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments The increase in value is primarily as a result of an increase in Katonah Debt Advisors’ assets under management from $1.2 billion prior to our initial public offering to $1.4 billion as of December 31, 2006.

Net Increase in Stockholders’ Equity Resulting From Operations

The net increase in stockholders’ equity resulting from operations from December 11, 2006 (completion of our initial public offering) as compared to December 31, 2006 was approximately $5 million, or $0.26 per outstanding share.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain investments, pay dividends to our stockholders and other general business needs. We recognize the need to have funds available for operating our business and to make investments. We seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. We plan to satisfy our liquidity needs through normal operations with the goal of avoiding unplanned sales of assets or emergency borrowing of funds.

We believe our existing cash balances, funds available under the Credit Facility and cash flows from operations will be sufficient for our liquidity requirements over the next 12 months. Unused borrowing capacity will vary as the market values of our securities vary. Our investments and assets will also generate liquidity on an ongoing basis through principal and interest payments, pre-payments and net earnings held prior to payment of dividends. Should our liquidity needs ever exceed these ongoing or immediate sources of liquidity discussed above, we believe that our securities could be sold to raise additional cash in most circumstances.

As a BDC, we are limited in the amount of leverage we can incur to finance our investment portfolio. We are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock. As a result, our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

On December 11, 2006, we completed our initial public offering of 14,462,000 shares of common stock at $15.00 per share, less an underwriting discount and initial public offering expenses paid by us totaling $1.22 per share. Prior to our initial public offering, we issued to affiliates of Kohlberg & Co. a total of 3,484,333 shares of our common stock for the acquisition of certain subordinated securities issued by CDO Funds and for the acquisition of Katonah Debt Advisors. Total shares outstanding as of December 31, 2006 was 17,946,333.

As of December 31, 2006 the fair value of investments and cash and cash equivalents were as follows:

December 31, 2006
Cash and cash equivalents	$32,404,493
Senior Secured Loan	163,313,492
Junior Secured Loan	27,453,892
Equity in CDOs	20,870,000
Katonah Debt Advisors (wholly-owned portfolio company)	37,574,995

Total	$281,616,872

In an effort to increase our returns and the number of loans that we can originate, we have entered into the Credit Facility through which we plan to aggregate pools of funded loans that can then be securitized. On February 14, 2007, our wholly-owned special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I, was established. We will borrow under the Credit Facility through Kohlberg Capital Funding LLC I. Under the Credit Facility, we may obtain up to $200 million (with an ability to increase to $250 million subject to certain conditions) in financing. Under the Credit Facility, funds are loaned by or through certain lenders at prevailing commercial paper rates or, if the commercial paper market is at any time unavailable, at prevailing LIBOR rates, plus an applicable margin.

COMMITMENTS

We are a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of our portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on our balance sheet. Prior to extending such credit, we attempt to limit our credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of December 31, 2006, the Company had committed to make a total of approximately $2 million of investments in various revolving senior secured loans, all of which was unfunded. As of December 31, 2006, the Company had committed to make a total of approximately $667,000 of investments in a delayed draw senior secured loan.

We may make first loss guarantees in connection with loan warehouse arrangements for Katonah Debt Advisors CDO Funds. Loan warehouse arrangements are used to accumulate assets that will ultimately be collateralized with a CDO Fund. The amount of such guarantees generally approximate 1% of the planned CDO Fund value and generally correlate to our planned equity investment in the CDO Fund. In return for such guarantee, we receive net spread income from the underlying assets in the loan warehouse.

At December 31, 2006 there were no such first loss commitments or guarantees.

CONTRACTUAL OBLIGATIONS

The following table summarizes our contractual cash obligations and other commercial commitments as of December 31, 2006:

	Payments Due by Period
Contractual Obligations	Total	2007	2008	2009	2010	2011	More than 5 Years
Operating lease obligations	$2,092,099	$298,871	$298,871	$298,871	$298,871	$298,871	$597,744
Long-term debt obligations	—	—	—	—	—	—	—
Unused lending commitments[1]	2,291,666	2,291,666	—	—	—	—	—

Total	$4,383,765	$2,590,537	$298,871	$298,871	$298,871	$298,871	$597,744

[1]	Represents the unfunded lending commitment in connection with revolving lines of credit or delayed funding draws on loans made to portfolio companies.

RECENT DEVELOPMENTS

On January 19, 2007, our Board of Directors approved grants of options to purchase 345,000 shares of our common stock under our Equity Incentive Plan to employees with an exercise price per share equal to the closing price on that day of $16.36. These options vest ratably over a four year period and expire in ten years.

On February 5, 2007, our Board of Directors approved a grant of options to purchase 25,000 shares of our common stock options under our Equity Incentive Plan to an employee with an exercise price per share equal to the closing price on that day of $17.37. These options vest ratably over a four year period and expire in ten years.

On February 7, 2007, we entered into an agreement with Bear, Stearns & Co. Inc. (“Bear Stearns”) pursuant to which Bear Stearns will provide services relating to the formation of a CDO Fund managed by Katonah Debt Advisors, to be named Briarcliff CLO I Ltd. (“Briarcliff”), which will invest in broadly syndicated corporate loans and mezzanine securities of CDO funds (other than the CDO Funds managed by Katonah Debt Advisors) rated “BBB” or “BB”, with a total fund size expected to be $300 million. As part of this engagement, we entered into a warehouse credit agreement under which Bear Stearns will provide funding which will allow us to accumulate assets for Briarcliff. Pursuant to this warehouse credit agreement, we agreed to reimburse Bear Stearns for losses incurred on loans acquired for Briarcliff prior to the completion of the fund (a “First Loss Guarantee”) with such reimbursement limited based on a percentage of warehoused assets. We believe the risk of such loss is low because of the limited duration of the warehouse period. In return for providing this First Loss Guarantee, we will receive all interest and other non-principal distributions made with respect to the CDO’s investments serving as collateral upon the closing of the securitization, less the financing costs of LIBOR plus 0.75%, reset daily.

On February 14, 2007, we entered into the Credit Facility through which we may obtain up to $200 million (with an ability to increase to $250 million subject to certain conditions) in financing. Advances under the Credit Facility will be used by us primarily to make additional investments. We expect that the Credit Facility will be secured by loans that we currently own and the loans acquired by us with the advances under the Credit Facility. We will borrow under the Credit Facility through our wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I. Under the Credit Facility, funds are loaned by or through certain lenders at prevailing commercial paper rates or, if the commercial paper market is at any time unavailable, at prevailing LIBOR rates, plus an applicable margin. The interest charged on borrowed funds is based on the commercial paper rate plus 0.70% and is payable monthly.

On March 3, 2007, we entered into an agreement with Bear Stearns pursuant to which Bear Stearns will provide services relating to the formation of a CDO Fund managed by Katonah Debt Advisors, to be named Katonah CLO XI Ltd. (“Katonah CLO XI”), which will invest in broadly syndicated senior loans, second lien loans, and other credit instruments (excluding asset backed securities such as those secured by residential mortgages or other consumer borrowings) with a total fund size expected to be $400 million. As part of this engagement, we entered into a warehouse credit agreement under which Bear Stearns will provide funding which will allow us to accumulate assets for Katonah CLO XI. Pursuant to this warehouse credit agreement, we agreed to reimburse Bear Stearns for losses incurred on loans acquired for Katonah CLO XI prior to the completion of the fund with such reimbursement limited based on a percentage of warehoused assets. We believe the risk of such loss is low because of the limited duration of the warehouse period. In return for providing this First Loss Guarantee, we will receive all interest and other non-principal distributions made with respect to the CDO’s investments serving as collateral upon closing of the securitization, less the financing costs of 0.75% plus LIBOR, reset daily.

On March 12, 2007, we entered into an agreement with Lehman Commercial Paper Inc. (“Lehman”) pursuant to which Lehman will provide services relating to the formation of a CDO Fund managed by Katonah Debt Advisors, to be named Ardsley CLO 2007-1 Ltd. (“Ardsley CLO 2007-1”), which will invest in senior loans to middle market companies, broadly syndicated senior loans and other credit instruments (excluding asset backed securities such as those secured by residential mortgages or other consumer borrowings) of corporate issuers with a total fund size expected to be $300 million. As part of this engagement, we entered into a warehouse credit agreement under which Lehman will provide funding which will allow us to accumulate assets for Ardsley CLO 2007-1. Pursuant to this warehouse credit agreement, we agreed to reimburse Lehman for losses incurred on loans acquired for Ardsley CLO 2007-1 prior to the completion of the fund with such reimbursement limited based on a percentage of warehoused assets. We believe the risk of such loss is low because of the limited duration of the warehouse period. In return for providing this First Loss Guarantee, we will receive all interest and other non-principal distributions made with respect to the CDO’s investments serving as collateral upon closing of the securitization, less the financing costs of 0.75% plus LIBOR, reset daily.

During the first quarter of 2007, we hired two credit analysts. In addition, Katonah Debt Advisors hired an additional analyst. We expect to make additional hires throughout the year as we seek to implement our business plan.

OBLIGATIONS AND INDEBTEDNESS

On February 14, 2007, we entered into a Credit Facility that is backed by a revolving pool of loans. Under the Credit Facility, we may obtain up to $200 million (with an ability to increase to $250 million subject to certain conditions) in financing for loan investments. Advances under the Credit Facility will be used by us primarily to make additional investments. We expect that the Credit Facility will be primarily secured by the loans acquired by us with the advances under the Credit Facility. We will borrow under the Credit Facility through our wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I. Under the Credit Facility, funds are loaned by or through BMO Capital Markets Corp., the lender, at prevailing commercial paper rates or, if the commercial paper market is at any time unavailable, at prevailing LIBOR rates, plus an applicable spread.

Under the Credit Facility, we are subject to limitations as to how borrowed funds may be used, including restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings. We are also subject to regulatory restrictions on leverage which may affect the amount of funding that we can obtain under the Credit Facility. The Credit Facility also includes certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could result in the early amortization of the Credit Facility, limit further advances and, in some cases, result in an event of default. The interest charged on borrowed funds is based on the commercial paper rate plus 0.70% and is payable monthly. The Credit Facility has a commitment termination date of February 14, 2012. Under the terms of the Credit Facility, we were required to pay a one-time 0.50% structuring fee. Additionally, we are also required to pay an annual commitment fee, payable monthly, equal to 0.225% for any unused portion of the Credit Facility.

The pool of loans securing the Credit Facility is required to meet certain eligibility criteria specified in the documents governing the Credit Facility. There can be no assurance that we will be able to borrow the amounts anticipated under the Credit Facility.

We expect that the portfolio of loans securing the Credit Facility will be required to generate an annual rate of return of approximately 3% to cover annual interest payments on obligations incurred under the Credit Facility.

BUSINESS

OVERVIEW

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. We were organized to continue and expand the middle market investment business and the asset management business of Katonah Debt Advisors, which we acquired, prior to our election to be regulated as a BDC, from affiliates of Kohlberg & Co., a leading private equity firm with two decades of middle market investment experience. We maintain a strategic relationship with Kohlberg & Co. which includes its Chairman and co-managing partners serving on our Board of Directors and our Investment Committee. Kohlberg & Co. also provides us with referrals of middle market private equity investment opportunities. Our relationship with Kohlberg & Co. is an important part of our strategy. Our middle market investment business will continue to originate, structure, finance and manage a portfolio of senior secured term loans and also invests in mezzanine debt and selected equity securities in privately-held middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, currently has approximately $1.7 billion of assets under management and will continue to manage CDO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. We used the net proceeds of our initial public offering to acquire a portfolio of approximately $185 million in aggregate principal amount of senior secured loans that were originated during 2006 by Katonah Debt Advisors’ middle market lending group. Prior to our initial public offering and our election to be regulated as a BDC, we issued 3,484,333 shares of our common stock to affiliates of Kohlberg & Co. to acquire 100% of the outstanding equity of Katonah Debt Advisors and certain subordinated debt investments in CDO Funds managed by Katonah Debt Advisors and two other asset managers.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured first and second lien term loans, mezzanine debt and selected equity investments in privately-held middle market companies. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CDO Funds managed by Katonah Debt Advisors or by other asset managers. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio, as well as the CDO Funds managed by Katonah Debt Advisors, consist almost exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities such as those secured by residential mortgages or other consumer borrowings. We expect to benefit from our ownership of Katonah Debt Advisors in four ways. First, by working with the investment professionals at Katonah Debt Advisors, we will have multiple sources of investment opportunities. We can maximize our investment scale and flexibility by selectively choosing to make an investment through the Company or through a CDO Fund managed by Katonah Debt Advisors, depending on the type of security, the type of transaction and other relevant factors. We expect that Katonah Debt Advisors will be our primary source of broadly syndicated non-investment grade loans, high-yield bonds, CDO equity and mezzanine investments and distressed debt. Second, the experienced team of credit analysts at Katonah Debt Advisors, the members of which also serve as officers of the Company, have specializations covering more than 20 industry groups and they will assist us in reviewing potential investments and monitoring our portfolio. Third, we expect to continue to make investments in CDO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income. Fourth, we expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in Katonah Debt Advisors. In addition, we believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co. which will assist us in sourcing equity investment opportunities and whose Chairman and co-managing partners will provide the benefit of their middle market experience through their participation in our Board of Directors and, in the case of its co-managing partners, on our Investment Committee.

Including employees of our wholly-owned portfolio company, Katonah Debt Advisors, some of whom also serve as officers of the Company, we employ an experienced team of 16 investment professionals and 23 total staff members. Dayl W. Pearson, our President and CEO, has been in the financial services industry for over 29 years. During the past 16 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $5 billion of debt and equity securities. R. Jon Corless, our CIO, has managed portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. E.A. Kratzman, our Vice President and the President of Katonah Debt Advisors, has more than 30 years of credit and investment experience and has participated in fundraising for 15 funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of approximately $4 billion. Michael I. Wirth serves as our CFO and as our CCO. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, is one of the two co-managing partners of Kohlberg & Co. and has been responsible for investing more than $500 million of equity capital in more than 25 leveraged buyouts and add-on acquisitions with an aggregate value of approximately $2 billion and has served on the boards of directors of numerous private and publicly-traded middle market companies. Mr. Lacovara has served on the management committees which supervised the operations of both Katonah Debt Advisors and Katonah Capital, and has been the Kohlberg & Co. co-managing partner primarily responsible for the formation and continued operations of both Katonah Capital and Katonah Debt Advisors.

BACKGROUND

In 1999, affiliates of Kohlberg & Co. formed a lending platform called Katonah Capital to capitalize on the experience of Kohlberg & Co. in arranging and structuring debt financing for its own portfolio companies. From its inception through 2005, Katonah Capital organized six CDO Funds that raised in excess of $2 billion in capital to invest in below-investment-grade broadly syndicated loans, bonds and other credit instruments. In 2005, affiliates of Kohlberg & Co. organized Katonah Debt Advisors as a new platform to continue to manage CDO Funds investing in broadly syndicated loans and high-yield bonds and to diversify into lending to middle market companies and investing in other types of credit instruments, and the operations of Katonah Capital were discontinued. In 2005 and 2006, Katonah Debt Advisors raised three CDO Funds with approximately $1.2 billion in assets under management to invest in broadly syndicated loans and high-yield bonds. As of April 19, 2007, Katonah Debt Advisors priced its most recent CDO Fund with an additional $400 million of assets under management. Katonah Debt Advisors is in the process of organizing three additional CDO Funds, for which it has acquired over an additional $222 million in assets, as well as an additional fund to invest in mezzanine and equity securities issued by CDO Funds.

MARKET OPPORTUNITY

We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, of $10 million to $50 million and/or total debt of $25 million to $150 million. We believe that many opportunities exist to provide loans to middle market companies due to:

•	the large size of the market, with an estimated 15,000 companies;

•	the high level of acquisition activity, with more than 1,200 transactions annually under $500 million during 2002, 2003 and 2004; and

•	annual senior secured loan volume from 2000 to 2005 in the middle market in excess of $30 billion, according to Loan Pricing Corp.

The following chart illustrates the number and average transaction value of middle market acquisition transactions from the first quarter of 2002 through the second quarter of 2006:

STRATEGY

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies, and from our investment in Katonah Debt Advisors. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. We will primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by CDO Funds managed by Katonah Debt Advisors or by other asset managers. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CDO Funds to not more than 15% of the value of our total investment portfolio. We invest almost exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings.

Our middle market business will target companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. Our senior management team has strong relationships with numerous middle market private equity sponsors and regional banks which will provide substantial opportunities for our purchase of participations in loans. We also have extensive relationships with the traditional middle market “club” lenders which will provide a source of direct lending opportunities. We will seek to manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program. See “—Credit and Investment Process” and “—Credit Monitoring.” Our underwriting and monitoring program is credit driven by a team of experienced professionals and a modeling process we call “Maximum Reasonable Adversity.” Our investment portfolio, as well as the CDO Funds managed by Katonah Debt Advisors, consist almost exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities such as those secured by residential mortgages or other consumer borrowings.

Our CDO Funds invest primarily in non-investment grade broadly syndicated loans, high-yield bonds and other credit instruments. The underlying assets in each of the CDO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), debt to companies providing mortgage lending and emerging markets investments. The CDO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less appropriate fund expenses (including management fees)) is paid to the holders of the CDO Fund’s subordinated securities or preferred stock. As an investor in the subordinated securities or preferred stock of CDO Funds we expect to receive our pro-rata portion (relative to our percentage ownership of the subordinated securities or preferred stock) of the fund’s excess spread. As a manager of the CDO Funds, Katonah Debt Advisors expects to receive its contractual and recurring management fee and any subsequent incentive management fees from the CDO Funds for its management and advisory services.

We expect to benefit from our ownership of Katonah Debt Advisors in four ways. First, by working with the investment professionals at Katonah Debt Advisors, we will have multiple sources of investment opportunities. We can maximize our investment scale and flexibility by selectively choosing to make an investment through the Company or through a CDO Fund managed by Katonah Debt Advisors, depending on the type of security, the type of transaction and other relevant factors. We expect that Katonah Debt Advisors will be our primary source of broadly syndicated non-investment grade loans, high-yield bonds, CDO equity and mezzanine investments and distressed debt. Second, the experienced team of credit analysts at Katonah Debt Advisors, the members of which also serve as officers of the Company, have specializations covering more than 20 industry groups and they will assist us in reviewing potential investments and monitoring our portfolio. Third, we expect to continue to make investments in CDO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income. Fourth, we expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in Katonah Debt Advisors.

Our strategic relationship with Kohlberg & Co. is also an important part of our overall strategy. We believe that the participation of its Chairman and co-managing partners on our Board of Directors and of its co-managing partners on our Investment Committee will enhance our asset selection and portfolio performance and that Kohlberg & Co. will serve as an important source of private equity opportunities. We also believe that the participation of the Kohlberg & Co. co-managing partners on our Investment Committee will enhance the due diligence and credit analysis of our lending operations. Christopher Lacovara, one of the co-managing partners of Kohlberg & Co., serves as Chairman of the Board of Directors and of our Investment Committee.

MIDDLE MARKET BUSINESS

Our middle market business is led by our President and CEO, Dayl W. Pearson, and our CIO, R. Jon Corless. Each of Messrs. Pearson and Corless has spent more than 15 years investing in the middle market and, before joining the Company, worked together at CIBC and its affiliates for over eight years. Our management team maintains longstanding relationships with middle market private equity sponsors, lenders who work in small groups, or “club” lenders, and sources of non-sponsored middle market transactions. Members of our senior management team have a proven track record of originating, structuring and managing middle market investments. Mr. Pearson has been involved in all aspects of middle market investing, including origination, negotiation of terms, portfolio management, restructuring and asset sales. Mr. Corless has over 25 years of financial industry experience and has been primarily a credit and risk management professional for the past 18 years responsible for several portfolios of highly leveraged loans and mezzanine securities including middle market assets.

Our middle market investment team has experience assembling portfolios of middle market loans and investments and managing these portfolios through several credit cycles, including both attractive and stressed credit environments. Since March 2006, our middle market investment team has reviewed over 250 middle market investment opportunities while building the portfolio of senior secured loans that we acquired with the net proceeds of our initial public offering.

As a BDC, we will offer, and will provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

KATONAH DEBT ADVISORS

Katonah Debt Advisors is our wholly-owned asset manager that manages CDO Funds which invest in broadly syndicated senior loans, second lien loans, high-yield bonds, credit default swaps and other credit instruments. The securities issued by these CDO Funds are primarily held by third parties. We control Katonah Debt Advisors through our ownership of 100% of its equity interests. Subject to the requirements of the 1940 Act, Katonah Debt Advisors may, in the future, elect to register as an investment adviser under the Investment Advisers Act of 1940 in connection with the conduct of its business. Katonah Debt Advisors is led by its President, E.A. Kratzman, who has more than 30 years of credit and investment experience. Mr. Kratzman also serves as Vice President of the Company and a member of our Investment Committee. Katonah Debt Advisors structures and sponsors CDO Funds for which it serves as the asset manager and invests in syndicated term loans and high-yield bonds (rated lower than Baa3 by Moody’s or lower than BBB- by Standard & Poor’s). The CDO Funds managed by Katonah Debt Advisors invest almost exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings. In 2005 and 2006, Katonah Debt Advisors raised three CDO Funds with approximately $1.2 billion in assets under management to invest in broadly syndicated loans and high-yield bonds. As of April 19, 2007, Katonah Debt Advisors priced its most recent CDO Fund with an additional $400 million of assets under management. Katonah Debt Advisors is in the process of organizing three additional CDO Funds, for which it has acquired over an additional $222 million in assets, as well as an additional fund to invest in mezzanine and equity securities issued by CDO Funds.

The CDO Funds managed by Katonah Debt Advisors allow it to securitize portfolios of loan and bond investments and enhance the funds’ return on capital by issuing debt for which the portfolios of investments serve as collateral. A typical CDO Fund portfolio managed by Katonah Debt Advisors consists primarily of broadly syndicated non-investment grade loans and high-yield bonds typically issued by large capitalization companies. Leveraged loans typically experience less market volatility than high-yield bonds, and also are generally secured by assets, thereby improving the likelihood of principal preservation. The CDO Funds managed by Katonah Debt Advisors currently pay it, as the asset manager, an annual management fee of 0.50% of assets under management and an annual incentive fee of 20% of the profits of the fund, provided that the investment return of the CDO Fund has exceeded a specified minimum rate of return.

Katonah Debt Advisors generally participates in the markets for senior secured syndicated term loans greater than $100 million, high-yield bonds (rated BBB or below) and mezzanine securities of other CDO Funds. The investment portfolios managed by Katonah Debt Advisors typically carry an average overall credit quality of B1/Ba3 Moody’s rating equivalent or B+/BB- Standard & Poor’s rating equivalent. Katonah Debt Advisors believes that this ratings category generally provides the best risk/reward combination as well as more stable returns as compared with other lower rated assets. The markets in which Katonah Debt Advisors invests are large and generally offer considerable trading liquidity. The strategy of the Katonah Debt Advisors is to select and maintain portfolios of syndicated loans and high-yield bonds, which offer a balance of interest rate spreads and credit risks appropriate for CDO securitizations in order to maintain a stable, attractive level of current cash return to investors. We anticipate that funds managed by the Structured Products Group CDO Funds typically invest only in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings.

Katonah Debt Advisors employs an experienced team of 11 investment professionals. E.A. Kratzman, President of Katonah Debt Advisors, has participated in the fundraising for 15 CDO Funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of more than approximately $4 billion. Mr. Kratzman also serves as our Vice President and as a member of our Investment Committee, providing the benefit of his experience to the Company’s lending activities. The investment professionals of Katonah Debt Advisors source and evaluate selected CDO equity and mezzanine investment opportunities for us and assist us in identifying ways to optimize the use of our capital through securitizations of assets and other potential refinancing structures. The eight credit analysts at Katonah Debt Advisors average approximately 15 years of industry experience. Each analyst follows a specific set of industries, allowing them to develop deep insight and broad industry contacts. This credit team reviews, when appropriate, loans sourced by us as well as investment opportunities for CDO Funds managed by Katonah Debt Advisors.

OUR STRATEGIC RELATIONSHIP WITH KOHLBERG & CO.

We believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co. as evidenced by the participation of its Chairman and co-managing partners on our Board of Directors and of its co-managing partners on our Investment Committee. Through such participation, we will have access to the expertise of these individuals in the middle market and leveraged investing, which we believe will enhance our capital raising, due diligence, investment selection and credit analysis. In addition, affiliates of Kohlberg & Co., including those who serve on our Board of Directors and on our Investment Committee, own, in the aggregate, approximately 19% of our outstanding common stock. We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but that it has determined in its sole discretion are not appropriate for any investment funds managed by Kohlberg & Co. or any of its affiliates, typically due to the small size or non-control nature of the investment, prior to making such investment opportunity available to any third party. Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing, and is providing certain administrative services to us on a transitional basis.

Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies. Kohlberg & Co. was formed in 1987 by Jerome Kohlberg Jr., the senior founding partner of Kohlberg Kravis Roberts & Co. (“KKR”) and his son, James A. Kohlberg, at the time an executive with KKR. Since its inception, Kohlberg & Co. has organized five private equity funds, through which it has raised approximately $2 billion of committed capital and completed more than 80 platform and add-on acquisitions with an aggregate value of approximately $6 billion. The Chairman and co-managing partners of Kohlberg & Co., who are members of our Board of Directors, and, in the case of the co-managing partners, also members of our Investment Committee, average more than 20 years of investment banking and middle market investing experience, and have worked together across all of the firm’s private equity funds. Christopher Lacovara, the co-managing partner who had the primary responsibility for the formation and oversight of both Katonah Debt Advisors and Katonah Capital, serves as the Chairman of our Board of Directors.

Because we are an internally managed BDC, we do not pay any fees to Kohlberg & Co. or any of its affiliates. Under the 1940 Act we are not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment unless we obtain SEC exemptive relief.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

Internally managed structure and significant management resources

We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, including the costs associated with employing investment management professionals, and to make distributions to our shareholders. Including employees of Katonah Debt Advisors, some of whom also serve as officers of the Company, we employ a team of 16 experienced investment professionals with substantial experience in middle market lending, credit analysis, loan securitization and portfolio administration. Our President and CEO, Dayl W. Pearson, our CIO, R. Jon Corless, and E.A. Kratzman, our Vice President and a member of our Investment Committee and the President of Katonah Debt Advisors, have an average of over 28 years of credit and investment experience. The nine credit analysts employed by us and Katonah Debt Advisors average more than 13 years of experience.

We believe that we derive substantial benefits from our internally managed structure. First, because they are employed by us, the individuals responsible for managing our investments are dedicated solely to the success of our business. Our investment professionals do not serve as advisors to any other investment funds other than the CDO Funds managed by our wholly-owned portfolio company Katonah Debt Advisors and therefore we do not compete with other investment funds for investment opportunities, although some investment opportunities may be allocated to funds managed by Katonah Debt Advisors. Second, through their participation in our Equity Incentive Plan, a significant portion of the compensation of our senior managers is tied to the performance of our investments, resulting in an alignment of interests between our management and shareholders. Third, we leverage our management resources and those of Katonah Debt Advisors across our portfolio of investments and the investments of the CDO Funds managed by Katonah Debt Advisors.

Multiple sourcing capabilities for assets

We have multiple sources of loans, mezzanine investments and equity investments. Through industry relationships, we believe that we will have the ability to participate in loans originated by other capital providers to middle market companies as well as to source assets directly from private equity sponsors and regional banks. We recently hired a controller and two new analysts who joined us in March 2007 and expect to add additional professional staff with a track record of originating senior loans and mezzanine and equity investments. In addition, Katonah Debt Advisors hired an additional analyst. Through Katonah Debt Advisors we have the ability to acquire participations in selected syndicated secured and second lien term loans whose borrowers and investment returns meet our investment criteria. Through Katonah Debt Advisors, we also have the opportunity to invest in selected equity and mezzanine securities issued by CDO Funds, including those managed by Katonah Debt Advisors. Through our strategic relationship with Kohlberg & Co., we expect to have access to a variety of equity investments and mezzanine and other lending opportunities which are presented to Kohlberg & Co. but do not meet Kohlberg & Co.’s applicable investment criteria for reasons such as the small size or non-control nature of the investment.

Disciplined investment process

We employ the rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. Due to our ability to source transactions through multiple channels, we expect to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting cases and multiple stress case scenarios for each company analyzed. An event -specific financial model reflecting company, industry and market variables support each investment decision. We also expect to benefit from the credit and industry expertise of Katonah Debt Advisors’ credit team, the members of which also serve as officers of the Company, and the Chairman and co-managing partners of Kohlberg & Co. serving on our Board of Directors and, in the case of its co-managing partners, on our Investment Committee.

Katonah Debt Advisors’ credit platform

We expect that Katonah Debt Advisors will serve as a source of direct investment opportunities and cash flow. In addition, certain credit analysts employed by Katonah Debt Advisors who also serve as officers of the Company serve as sources of credit analysis. Katonah Debt Advisor’s credit team employs a highly rigorous process in selecting and reviewing investment opportunities for CDO Funds managed by Katonah Debt Advisors. We will have the opportunity to make investments in CDO Funds managed by Katonah Debt Advisors, which we would expect to generate regular cash dividends or interest income. Katonah Debt Advisors also generates revenue through the fees it receives for managing CDO Funds, and may distribute its income, after paying the expenses associated with its operations, including compensation of its employees, to us. Further we may co-invest with CDO Funds managed by Katonah Debt Advisors when we believe it will be advantageous for us to do so.

Strategic relationship with Kohlberg & Co.

We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to derive substantial benefits from our strategic relationship with Kohlberg & Co. Through the participation of the Chairman and co-managing partners of Kohlberg & Co. on our Board of Directors and, in the case of its co-managing partners, on our Investment Committee, we will have access to the expertise of these individuals in middle market leveraged investing, which we believe will enhance our capital raising, due diligence, investment selection and credit analysis. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, has been the Kohlberg & Co. co-managing partner primarily responsible for establishing and providing oversight for the operations of both Katonah Debt Advisors and Katonah Capital. In addition, we have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but that it determines in its sole discretion are not appropriate for any investment fund managed by Kohlberg & Co. or any of its affiliates typically due to the small size or non-control nature of the investment, prior to making such investment opportunity available to any third party. Under this agreement, Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing.

Significant equity ownership and alignment of incentives

Our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our shareholders. Affiliates of Kohlberg & Co., including the Chairman and co-managing partners of Kohlberg & Co. who serve on our Board of Directors and, in the case of its co-managing partners, on our Investment Committee, own, in the aggregate, prior to giving effect to any sale of shares pursuant to this prospectus, approximately 19% of our outstanding common stock which they received, in lieu of cash, as consideration for the contribution to the Company of 100% of the equity of Katonah Debt Advisors and certain subordinated debt investments in CDO Funds managed by Katonah Debt Advisors and two other asset managers, 87,555 shares of which are being registered for resale pursuant to this prospectus. We have also issued to our senior management team options to purchase shares of our common stock under our Equity Incentive Plan.

INVESTMENTS AND OPERATIONS

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CDO Funds managed by Katonah Debt Advisors or by other asset managers.

Following completion of our initial public offering, we used approximately $185 million of the net proceeds of that offering to acquire a portfolio of approximately $185 million in aggregate principal amount of senior secured term loans that were originated during 2006 through a special purpose vehicle organized by Katonah Debt Advisors. These loans were acquired by us for cash at their fair market value, as determined by our Board of Directors. The purchase of these loans was originally financed with a credit facility and the proceeds that we paid to the special purpose vehicle in order to acquire these loans was used by that entity to repay the credit facility. Our Board of Directors approved the portfolio acquisition and determined that (i) the terms thereof, including the consideration paid, was reasonable and fair to our shareholders and did not involve overreaching by any party and (ii) the acquisition was consistent with the interests of our shareholders and our investment policies.

Prior to our initial public offering, we also acquired 100% ownership of Katonah Debt Advisors and a portfolio of investments in CDO Funds managed by Katonah Debt Advisors and two other managers in exchange for a total of 3,484,333 shares of our common stock issued to affiliates of Kohlberg & Co.

As of December 31, 2006, we had total middle-market investments of approximately $191 million, total equity investments in CDO Funds managed by our wholly-owned portfolio company Katonah Debt Advisors and two other asset managers of approximately $21 million, and total investment in 100% of Katonah Debt Advisors’ asset management company of approximately $38 million. We acquired the equity investments in CDO Funds and the 100% ownership of Katonah Debt Advisors in exchange for shares of our common stock that we issued to affiliates of Kohlberg & Co.

As of December 31, 2006, we had a diversified portfolio that included first and second lien senior loans. Our investments generally averaged between $1 million to $10 million, although particular investments may be larger or smaller. We expect that the size of investment will grow as our available capital grows. After our acquisition of the IPO Initial Assets and consistent with our investment strategy, we have begun to reposition the investment portfolio to focus increasingly on second lien senior loans and mezzanine loans.

The size of individual investments will vary according to their priority in a company’s capital structure, with larger investments in more secure positions in an effort to maximize capital preservation. We expect that the size of our investments and maturity dates will vary as follows:

•	senior secured term loans from $10 to $20 million maturing in five to seven years;

•	second lien term loans from $5 to $20 million maturing in six to eight years;

•	senior unsecured loans $5 to $10 million maturing in six to eight years;

•	mezzanine loans from $5 to $10 million maturing in seven to ten years; and

•	equity investments from $1 to $5 million.

When we extend senior secured term loans, we will generally take a security interest in the available assets of the portfolio company, including the equity interests of their subsidiaries, which we expect to help mitigate the risk that we will not be repaid. Nonetheless, there is a possibility that our lien could be subordinated to claims of other creditors. Structurally, mezzanine debt ranks subordinate in priority of payment to senior term loans and is often unsecured. Relative to equity, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with a loan, while providing an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest that is typically in the form of equity purchased at the time the mezzanine loan is repaid or warrants to purchase equity at a future date at a fixed cost. Mezzanine debt generally earns a higher return than senior secured debt due to its higher risk profile and usually less restrictive covenants. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

At December 31, 2006, we did not have any mezzanine debt investments. Consistent with our investment strategy, we have begun investing in mezzanine debt and had invested $16 million in mezzanine debt investments as of March 16, 2007.

CREDIT AND INVESTMENT PROCESS

We employ the same due diligence intensive investment strategy that our senior management team, Katonah Debt Advisors and Kohlberg & Co. have used over the past 20 years. Due to our ability to source transactions through multiple channels, we expect to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting cases, and multiple stress and event specific case scenarios for each company analyzed.

We focus on lending and investing opportunities in:

•	companies with EBITDA of $10 to $50 million;

•	companies with financing needs of $25 to $150 million;

•	companies purchased by top tier equity sponsors;

•	non-sponsored companies with successful management and systems;

•	high-yield bonds and broadly syndicated loans to larger companies on a selective basis; and

•	equity co-investment in companies where we see substantial opportunity for capital appreciation.

We expect to source investment opportunities from:

•	private equity sponsors;

•	regional investment banks for non-sponsored companies; other middle market lenders with whom we can “club” loans;

•	Katonah Debt Advisors with regard to high-yield bonds and syndicated loans; and

•	Kohlberg & Co. with regard to selected private equity investment opportunities.

In our experience, good credit judgment is based on a thorough understanding of both the qualitative and quantitative factors which determine a company’s performance. Our analysis begins with an understanding of the fundamentals of the industry in which a company operates, including the current economic environment and the outlook for the industry. We also focus on the company’s relative position within the industry and its historical ability to weather economic cycles. Other key qualitative factors include the experience and depth of the management team and the financial sponsor, if any.

Only after we have a comprehensive understanding of the qualitative factors do we focus on quantitative metrics. We believe that with the context provided by the qualitative analysis, we can gain a better understanding of a company’s financial performance. We analyze a potential portfolio company’s sales growth and margins in the context of its competition as well as its ability to manage its working capital requirements and its ability to generate consistent cash flow. Based upon this historical analysis, we develop a set of projections which represents a reasonable underwriting case of most likely outcomes for the company over the period of our investment. Using our Maximum Reasonable Adversity model, we also look at a variety of potential downside cases to determine a company’s ability to service its debt in a stressed credit environment.

Elements of the qualitative analysis we use in evaluating investment opportunities include the following:

•	Industry fundamentals;

•	Competitive position and market share;

•	Past ability to work through historical down-cycles;

•	Quality of financial and technology infrastructure;

•	Asian sourcing risks and opportunities;

•	Labor and union strategy;

•	Technology risk;

•	Diversity of customer base and product lines;

•	Quality and experience of management;

•	Quality of financial sponsor (if applicable); and

•	Acquisition and integration history.

Elements of the quantitative analysis we use in evaluating investment opportunities include the following:

•	Income statement analysis of growth and margin trends;

•	Balance sheet analysis of working capital efficiency;

•	Cash flow analysis of capital expenditures and free cash flow;

•	Financial ratio and market share standing among comparable companies;

•	Financial projections: underwriting versus stress case;

•	Event specific Maximum Reasonable Adversity credit modeling;

•	Future capital expenditure needs and asset sale plans;

•	Downside protection to limit losses in an event of default;

•	Risk adjusted returns and relative value analysis; and

•	Enterprise and asset valuations.

The origination, structuring and credit approval processes are fully integrated. Our credit team is directly involved in all due diligence and analysis prior to the formal credit approval process.

Approval Process

The following chart illustrates our screening and approval process:

We review potential investment opportunities and conduct a due diligence investigation of each potential investment that passes our initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of our historical and prospective financial information, interviews with management, employees, customers and vendors of the prospective portfolio company and background checks and research on the prospective portfolio company’s product, service or particular industry. Where appropriate, this is conducted in conjunction with the relevant industry analysts from Katonah Debt Advisors who also serve as officers of the Company. Upon completion of the due diligence investigation, we prepare a credit underwriting memorandum which summarizes the contemplated transaction, presents the investment highlights, analyzes the risk in the transaction and mitigating factors to those risks and analyzes the prospective portfolio company’s historical financial statements, financial projections, industry and management team. The underwriting team then presents this memorandum with its recommendations to our Investment Committee, which consists of our Chairman, Christopher Lacovara of Kohlberg & Co., our President and CEO, Dayl W. Pearson, our CIO, R. Jon Corless, the President of Katonah Debt Advisors and our Vice President, E.A. Kratzman, and our Vice President and member of our board and a co-managing partner of Kohlberg & Co., Samuel P. Frieder, serving on our Board of Directors. The approval of a majority of the Investment Committee is required for all investment of less than $15 million, and the unanimous approval of the Investment Committee is required for investments of $15 million or greater.

CREDIT MONITORING

Our management team has significant experience monitoring portfolios of middle market investments, and this is enhanced by the credit monitoring procedures of Katonah Debt Advisors. Our CEO was responsible for building the credit monitoring and portfolio management procedures at IBJ Schroder and our CIO has been involved in credit monitoring for over 15 years. Along with origination and credit analysis, portfolio management is one of the key elements of our business. Most of our investments will not be liquid and, therefore, we must prepare to act quickly if potential issues arise so that we can work closely with the management and private equity sponsor, if applicable, of the portfolio company to take any necessary remedial action quickly. In addition, most of our senior management team, including the credit team at Katonah Debt Advisors, have substantial workout and restructuring experience.

In order to assist us in detecting issues with portfolio companies as early as possible, we perform a monthly financial analysis of each portfolio company. This analysis will typically includes:

•	reviewing financial statements with comparisons to prior year financial statements, as well as the current budget including key financial ratios such as debt/EBITDA, margins and fixed charge coverage;

•	independently computing and verifying compliance with financial covenants;

•	reviewing and analyzing monthly borrowing base, if any;

•	a monthly discussion of MD&A with company management and the private equity sponsor, if applicable;

•	determining if current performance could cause future financial covenant default;

•	discussing prospects with the private equity sponsor, if applicable;

•	determining if a portfolio company should be added to our “watch list” (companies to be reviewed in more depth);

•	if a company is not meeting expectations, reviewing original underwriting assumptions and determining if either enterprise value or asset value has deteriorated enough to warrant further action; and

•	a monthly update to be reviewed by both the CIO and CEO.

OUR PEOPLE

In addition to our CEO and CIO, we currently employ a CFO and CCO, three credit analysts, a director and a manager of portfolio administration, a manager of Information Technology and a manager of Investor Relations. As we grow, we will selectively add experienced staff to enhance both our sourcing of assets and our monitoring of portfolio companies. We have identified several potential experienced origination and portfolio management team members with whom members of our senior management have worked previously as possible additions to our team. In addition, we will add junior staffing as necessary.

Our wholly-owned portfolio company, Katonah Debt Advisors, employs a highly experienced team of 11 investment professionals, all of whom are officers of the Company. The President and two portfolio managers at Katonah Debt Advisors average more than 20 years of credit, investment and securitization experience. The eight credit analysts at Katonah Debt Advisors average approximately 15 years of experience. Katonah Debt Advisors will continue to add to its staff as it increases its assets under management. We will utilize the Katonah Debt Advisors team to assist both our origination and credit evaluation and monitoring efforts.

COMPETITION

Our primary competitors provide financing to prospective portfolio companies and include commercial banks, specialty finance companies as well as hedge funds, structured investment funds and investment banks. Many of these entities have greater financial and managerial resources than we will have, and the 1940 Act imposes certain regulatory restrictions on us as a BDC to which many of our competitors are not subject. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to Our Business—We operate in a highly competitive market for investment opportunities.”

We believe that we provide a unique combination of an experienced middle market origination and credit team, an existing credit platform at Katonah Debt Advisors that includes experienced lenders with broad industry expertise and an Investment Committee that includes co-managing partners of Kohlberg & Co., a leading experienced and successful middle market private equity firm. We believe that this combination of resources provides us with a thorough credit process and multiple sources of investment opportunities to enhance our asset selection process.

CORPORATE STRUCTURE AND OFFICES

We were formed in August 2006 as a Delaware limited liability company under the name Kohlberg Capital, LLC. Prior to the issuance of shares of our common stock in our initial public offering we converted into a Delaware corporation. We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. See “Regulation.”

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceedings.

PORTFOLIO COMPANIES

The following tables set forth certain information as of December 31, 2006 after giving effect to the Restructuring regarding each of our portfolio companies, including the portfolio of approximately $185 million in aggregate principal amount of investments, which we acquired with the net proceeds of our initial public offering from a special purpose vehicle organized by Katonah Debt Advisors. Unless otherwise noted in these tables, the only relationship between us and each portfolio company is our investment in such portfolio company. No single investment (other than our investment in Katonah Debt Advisors) represents more than 5% of our total assets. While we may make loans to or additional investments in these companies, we have no present plans to make any such loans or investments that would raise our investment in any other of these companies above 5% of total assets. Any such loans and investments will be made in accordance with our investment policies and procedures.

The following table sets forth our investments as of December 31, 2006 (audited):

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
AGA Medical Corporation Healthcare, Education and Childcare	Senior Secured Loan; Tranche B (7.4%, Due 4/13)	$3,826,751	$3,823,346	$3,823,346

Astoria Generating Company Acquisitions, LLC Utilities	Junior Secured Loan; Second Lien Term C (9.1%, Due 8/13)	2,000,000	2,000,000	2,000,000

Atlantic Marine Holding Company Cargo Transport	Senior Secured Loan; Term Loan (7.9%, Due 8/13)	1,990,000	2,004,839	2,004,839

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Senior Secured Loan; First Lien Term Loan (8.1%, Due 7/12)	1,995,000	2,009,860	2,009,860

Bay Point Re Limited(3) Insurance	Senior Secured Loan; Term Loan (9.9%, Due 12/10)	3,000,000	3,026,001	3,026,001

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Revolver (11.4%, Due 11/11)	375,000	375,000	375,000

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan A (11.4%, Due 11/11)	4,000,000	4,000,000	4,000,000

Capital Automotive REIT Automobile	Senior Secured Loan; Term Loan (7.1%, Due 12/10)	3,721,052	3,730,265	3,730,265

Caribe Information Investments Incorporated Printing and Publishing	Senior Secured Loan; Term Loan (7.6%, Due 3/13)	6,315,895	6,310,527	6,310,527

Cast & Crew Payroll, LLC (Payroll Acquisition) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan; Initial Term Loan (8.6%, Due 9/12)	7,000,000	7,034,764	7,034,764

Clarke American Corp. Printing and Publishing	Senior Secured Loan; Term Loan B (8.6%, Due 12/11)	2,478,134	2,508,872	2,508,872

Clayton Holdings, Inc Finance	Senior Secured Loan; Term Loan (8.4%, Due 12/11)	811,555	815,586	815,586

Concord Re Limited(3) Insurance	Senior Secured Loan; Term Loan (9.6%, Due 2/12)	3,000,000	3,029,779	3,029,779

CST Industries, Inc. Diversified/Conglomerate Manufacturing	Senior Secured Loan; Term Loan (8.5%, Due 8/13)	997,500	1,001,219	1,001,219

Dayco Products LLC—(Mark IV Industries, Inc.) Automobile	Junior Secured Loan; Second Lien Term Loan (11.1%, Due 12/11)	500,000	501,861	501,861

Dealer Computer Services, Inc. (Reynolds & Reynolds)	Junior Secured Loan; Second Lien Term Loan (10.9%,	1,000,000	1,011,187	1,011,187

Electronics	Due 10/13)

Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Subordinated Loan; Third Lien Term Loan (12.9%, Due 4/14)	1,500,000	1,518,652	1,518,652

Delta Educational Systems, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (8.9%, Due 6/12)	2,985,987	2,985,987	2,985,987

Fasteners For Retail, Inc. Diversified/Conglomerate Manufacturing	Senior Secured Loan; Term Loan (8.1%, Due 12/12)	5,000,000	5,000,000	5,000,000

First American Payment Systems, L.P. Finance	Senior Secured Loan; Term Loan (8.6%, Due 10/13)	3,990,000	3,990,000	3,990,000

Flatiron Re Ltd.(3) Insurance	Senior Secured Loan; Closing Date Term Loan (9.6%, Due 12/10)	4,042,105	4,082,142	4,082,142

Flatiron Re Ltd.(3) Insurance	Senior Secured Loan; Delayed Draw Term Loan (9.6%, Due 12/10)	1,957,895	1,977,287	1,977,287

Gentiva Health Services, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (7.7%, Due 3/13)	1,848,649	1,848,649	1,848,649

Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan; First Lien Tranche A Credit-Linked Deposit (8.3%, Due 6/11)	1,257,143	1,207,290	1,207,290

Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan; First Lien Tranche B Term Loan (8.4%, Due 6/11)	2,729,143	2,620,917	2,620,917

Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Junior Secured Loan; Second Lien Term Loan (12.4%, Due 6/12)	1,000,000	851,051	851,051

Gleason Works Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (7.9%, Due 6/13)	1,878,788	1,888,127	1,888,127

Hawkeye Renewables, LLC Farming and Agriculture	Senior Secured Loan; First Lien Term Loan (9.4%, Due 6/12)	2,992,481	2,908,240	2,908,240

HCA Inc. Healthcare, Education and Childcare	Senior Secured Loan; Tranche B Term Loan (8.1%, Due 11/13)	4,000,000	4,037,307	4,037,307

HealthSouth Corporation Healthcare, Education and Childcare	Senior Secured Loan; Term Loan B (8.6%, Due 3/13)	2,985,000	2,996,125	2,996,125

Infiltrator Systems, Inc. Ecological	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	4,000,000	3,985,099	3,985,099

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Senior Secured Loan; 1st Lien Term Loan (8.4%, Due 5/12)	3,854,545	3,864,114	3,864,114

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Junior Secured Loan; 2nd Lien Term Loan (12.4%, Due 5/13)	1,000,000	1,004,970	1,004,970

IPC Systems, Inc. Diversified/Conglomerate Service	Junior Secured Loan; Second Lien Term Loan (11.9%, Due 9/14)	2,500,000	2,500,000	2,500,000

Jones Stephens Corp. Buildings and Real Estate(4)	Senior Secured Loan; Term Loan (9.2%, Due 9/12)	7,000,000	6,965,235	6,965,235

JW Aluminum Company Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan; Term Loan (2nd Lien) (11.6%, Due 12/13)	2,000,000	2,000,000	2,000,000

La Paloma Generating Company, LLC Utilities	Junior Secured Loan; Second Lien Term Loan (8.9%, Due 8/13)	2,000,000	2,000,000	2,000,000

LBREP/L-Suncal Master I LLC Buildings and Real Estate(4)	Senior Secured Loan; 1st Lien (8.6%, Due 1/10)	3,960,000	3,842,676	3,842,676

LBREP/L-Suncal Master I LLC Buildings and Real Estate(4)	Junior Secured Loan; 2nd Lien (12.6%, Due 1/11)	2,000,000	1,891,032	1,891,032

Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer	Senior Secured Loan; First Lien Term Loan (9.2%, Due 8/12)	2,985,000	2,985,000	2,985,000

Levlad LLC & Arbonne International LLC Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan; First Lien Term Loan (8.4%, Due 6/13)	1,946,667	1,956,351	1,956,351

Longyear Canada, ULC (Boart Longyear)(3) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; 1st Lien Term Loan (8.6%, Due 10/12)	245,603	245,603	245,603

Longyear Global Holdings, Inc. (Boart Longyear) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First (8.6%, Due 10/12)	264,495	264,495	264,495

Longyear Global Holdings, Inc. (Boart Longyear) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (8.6%, Due 10/12)	2,450,264	2,450,264	2,450,264

LPL Holdings, Inc. Finance	Senior Secured Loan; Tranche C Term Loan (8.1%, Due 6/13)	5,392,462	5,414,881	5,414,881

LSP Kendall Energy, LLC Utilities	Senior Secured Loan; Term Loan (7.4%, Due 10/13)	1,922,988	1,913,428	1,913,428

MCCI Group Holdings, LLC Healthcare, Education and Childcare	Junior Secured Loan; Second Lien Term Loan (14.3%, Due 6/13)	1,000,000	1,000,000	1,000,000

MCCI Group Holdings, LLC Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (10.8%, Due 12/12)	4,000,000	4,000,000	4,000,000

Metaldyne Corporation Automobile	Senior Secured Loan; Term D (10.1%, Due 12/09)	1,997,475	1,997,475	1,997,475

Michaels Stores, Inc. Retail Stores	Senior Secured Loan; Term Loan (8.4%, Due 10/13)	1,958,333	1,958,333	1,958,333

Mirant North America, LLC Utilities	Senior Secured Loan; Term Loan (7.1%, Due 1/13)	3,960,000	3,950,163	3,950,163

Murray Energy Corporation Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan; Tranche B Term Loan (8.4%, Due 1/10)	1,989,873	2,004,614	2,004,614

Northeast Biofuels, LLC Farming and Agriculture	Senior Secured Loan; Construction Term Loan (8.6%, Due 6/13)	1,365,854	1,369,248	1,369,248

Northeast Biofuels, LLC Farming and Agriculture	Senior Secured Loan; Synthetic LC (8.6%, Due 6/13)	634,146	635,722	635,722

PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan; Term Loan (8.6%, Due 6/11)	4,756,944	4,721,569	4,721,569

Primus International Inc. Aerospace and Defense	Senior Secured Loan; Term Loan (7.9%, Due 6/12)	3,292,188	3,300,360	3,300,360

Rhodes Companies, LLC (The) Buildings and Real Estate(4)	Junior Secured Loan; Second Lien Term Loan (12.9%, Due 11/11)	2,000,000	1,910,700	1,910,700

Sorenson Communications, Inc. Electronics	Senior Secured Loan; Tranche B Term Loan (8.4%, Due 8/13)	2,978,525	2,997,041	2,997,041

Standard Steel, LLC Cargo Transport	Senior Secured Loan; Delayed Draw Term Loan (1.%, Due 6/12)	—	4,965	4,965

Standard Steel, LLC Cargo Transport	Senior Secured Loan; Initial Term Loan (7.9%, Due 6/12)	3,316,667	3,341,369	3,341,369

Standard Steel, LLC Cargo Transport	Junior Secured Loan; Second Lien Term Loan (11.4%, Due 6/13)	1,000,000	1,009,941	1,009,941

Stolle Machinery Company Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (7.9%, Due 9/12)	1,995,000	2,007,386	2,007,386

Stratus Technologies, Inc. Electronics	Senior Secured Loan; First Lien Term Loan (8.4%, Due 3/11)	1,990,000	1,985,070	1,985,070

Thermal North America, Inc. Utilities	Senior Secured Loan; Credit Linked Deposit (8.1%, Due 10/08)	400,000	401,469	401,469

Thermal North America, Inc. Utilities	Senior Secured Loan; Term Loan (8.1%, Due 10/08)	3,600,000	3,617,627	3,617,627

TLC Funding Corp. Healthcare, Education and Childcare	Senior Secured Loan; First Lien Term Loan (12.3%, Due 5/12)	3,970,000	3,871,451	3,871,451

TransAxle LLC Automobile	Senior Secured Loan; Revolver (8.9%, Due 9/12)	—	—	—

TransAxle LLC Automobile	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	2,962,500	2,962,500	2,962,500

United Air Lines, Inc. Personal Transportation	Senior Secured Loan; Delayed Draw Tranche B Loan (9.1%, Due 2/12)	750,000	750,000	750,000

United Air Lines, Inc. Personal Transportation	Senior Secured Loan; Tranche B Term Loan (9.1%, Due 2/12)	3,250,000	3,250,000	3,250,000

Valleycrest Holding Co. (VCC Holdco) Diversified/Conglomerate Service	Junior Secured Loan; Second Lien Term Loan (10.9%, Due 4/14)	1,000,000	1,007,461	1,007,461

Water Pik Technologies, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan; First Lien Term Loan (7.6%, Due 6/13)	902,313	902,313	902,313

Water Pik Technologies, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan; Second Lien Term Loan (11.9%, Due 12/13)	2,500,000	2,512,432	2,512,432

Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan; Second Lien Term Loan (11.1%, Due 3/14)	2,000,000	2,044,763	2,044,763

WM. Bolthouse Farms, Inc. Beverage, Food and Tobacco	Senior Secured Loan; Term Loan (First Lien) (7.6%, Due 12/12)	2,592,462	2,586,023	2,586,023

Wolf Hollow I, LP Utilities	Senior Secured Loan; Acquisition Term Loan (7.6%, Due 6/12)	792,335	778,545	778,545

Wolf Hollow I, LP Utilities	Senior Secured Loan; Synthetic Letter of Credit (7.6%, Due 6/12)	668,412	656,779	656,779

Wolf Hollow I, LP Utilities	Senior Secured Loan; Synthetic Revolver Deposits (7.6%, Due 6/12)	167,103	164,195	164,195

Wolf Hollow I, LP Utilities	Junior Secured Loan; Term Loan (Second Lien) (9.9%, Due 12/12)	2,683,177	2,689,842	2,689,842

Total Investments in Debt Securities		$191,173,409	$190,767,384	$190,767,384

Portfolio Company / Principal Business	Investment	Percent of Class Held	Cost	Value
Katonah III, Ltd. / CDO Fund	Preferred Shares	23.08%	$4,500,000	$4,500,000
Katonah IV, Ltd. / CDO Fund	Preferred Shares	17.14%	3,150,000	3,150,000
Katonah V, Ltd. / CDO Fund	Preferred Shares	26.67%	3,320,000	3,320,000
Katonah VII, Ltd. / CDO Fund	Subordinated Securities	16.36%	4,500,000	4,500,000
Katonah VIII, Ltd. / CDO Fund	Subordinated Securities	10.30%	3,400,000	3,400,000
Katonah IX, Ltd. / CDO Fund	Preferred Shares	6.86%	2,000,000	2,000,000

Total Investments in CDO Funds			$20,870,000	$20,870,000

Portfolio Company / Principal Business	Investment	Percent of Interests Held	Cost	Value
Katonah Debt Advisors, L.L.C. / Asset Management	Membership Interests	100.00%	$33,394,995	$37,574,995

Total Investments			$245,032,379	$249,212,379

(1)	A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which reset semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at December 31, 2006.
(2)	Reflects the fair market value of all existing investments as of December 31, 2006, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2006, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CDO funds.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors will elect our officers who will serve at its discretion. In connection with our election to be regulated as a BDC, we established our Board of Directors initially with seven members, three of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and four of whom are not interested persons, whom we refer to as our independent directors.

Directors and Executive Officers

Our executive officers, directors and key employees and their positions are as set forth below. The address for each executive officer and director will be c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name	Age	Position with Us
Independent Directors:

C. Turney Stevens, Jr.	56	Director

Albert G. Pastino	65	Director

C. Michael Jacobi	65	Director

Gary Cademartori	65	Director

Non-Independent Directors:

Christopher Lacovara (1)	42	Chairman and Vice President

James A. Kohlberg (1)	49	Vice Chairman and Vice President

Samuel P. Frieder (1)	42	Director and Vice President

Executive Officers

Dayl W. Pearson	52	President and Chief Executive Officer

R. Jon Corless	55	Chief Investment Officer

Michael I. Wirth	48	Chief Financial Officer and Chief Compliance Officer

E.A. Kratzman	55	Vice President; President of Katonah Debt Advisors

John M. Stack	61	Vice President; Managing Director of Katonah Debt Advisors

(1)	Messrs. Lacovara, Kohlberg and Frieder are interested persons, as defined in section 2(a)(19) of the 1940 Act, because they are officers of the Company.

The following is a summary of certain biographical information concerning our directors, executive officers and key employees:

Independent Directors

C. Turney Stevens

Mr. Stevens has served on Kohlberg Capital’s Board since December 2006 and serves on the Valuation Committee and the Compensation Committee of the Board. Mr. Stevens is also a Founder and the Chairman and CEO of Harpeth Companies, LLC, a diversified financial services company that is the parent company of Harpeth Capital, LLC and Harpeth Consulting, LLC. Prior to founding Harpeth in 1999, Mr. Stevens was a founder and Chairman of Printing Arts America, Inc. From 1986 to 1994, Mr. Stevens served in various capacities at Rodgers Capital Corporation, a middle market investment banking firm focused on mergers and acquisitions and private institutional equity transactions, including as President. In 1973, Mr. Stevens founded PlusMedia, Inc., a magazine publishing company that he later sold to a public company in 1982. Mr. Stevens began his career at Tennessee Securities, a Nashville investment banking firm, which was one of the region’s leaders in helping to capitalize early-stage and growth-stage companies. Mr. Stevens graduated from David Lipscomb University in 1972 and received an Executive M.B.A. degree from the Owen Graduate School of Management at Vanderbilt University in 1981. He serves on various boards of directors of both for-profit and not-for-profit organizations.

Albert G. Pastino

Mr. Pastino has served on Kohlberg Capital’s Board since December 2006 and is the Chair of the Audit Committee of the Board. Mr. Pastino is also the Senior Managing Director at Amper Investment Banking (“AIB”), a NASD member investment bank focusing on private transactions for middle market companies. He founded AIB in 2004. AIB focuses on capital formation, mergers and acquisitions and strategic advisory assignments. After leaving an affiliate of Kohlberg & Co., L.L.C. in June 1997, Mr. Pastino worked as an investor, CFO and Chief Operating Officer at a variety of companies and was involved in all aspects of financial and general management, reporting and fundraising for a variety of companies, including Aptegrity, Inc., Bolt, Inc., AmTec, Inc. and Square Earth, Inc. Mr. Pastino is a member of the Board of Trustees and Executive Committee of Saint Joseph’s University.

C. Michael Jacobi

Mr. Jacobi has served on Kohlberg Capital’s Board since December 2006 and serves on the Audit Committee of the Board. Mr. Jacobi is also the owner and President of Stable House, LLC, a company that is engaged in business consulting and real estate development. From 2001 to 2005, Mr. Jacobi served as the President, CEO and member of the board of directors of Katy Industries, Inc., a portfolio company of investment funds affiliated with Kohlberg & Co., which is involved in the manufacture and distribution of electrical and maintenance products. Mr. Jacobi was the President and CEO of Timex Corporation from 1993 to 1999, and he was a member of the board of directors of Timex Corporation from 1992 to 2000. Prior to 1993, he served Timex Corporation in senior positions in marketing, sales, finance and manufacturing. Mr. Jacobi received a B.S. from the University of Connecticut, and he is a Certified Public Accountant. Mr. Jacobi is currently a member of the board of directors of Webster Financial Corporation, Corrections Corporation of America and Sturm Ruger & Co. He serves as the audit committee chairman of the board of directors of Webster Financial Corporation and Corrections Corporation of America.

Gary Cademartori

Mr. Cademartori has served on Kohlberg Capital’s Board since December 2006, is the Chairman of the Compensation Committee of the Board and serves on the Audit Committee of the Board. Mr. Cademartori is also a partner in Wall Street Technology Group, LLC, a company engaged in financial and technology consulting, mentoring and interim management to create more value for companies involved in business change. Previously, Mr. Cademartori was a financial consultant for less than one year in 1998 and, from 1999 to 2005, a partner in Tatum CFO Partners, LLP, serving as the interim CFO and rendering financial consulting services for middle market SEC reporting and privately-held companies. From 1995 to 1998, Mr. Cademartori served in the capacity of CFO for Schrader-Bridgeport International, Inc. Between 1981 and 1995, Mr. Cademartori served as the CFO of Charter Power Systems, Inc., Athlone Industries, Inc., Formica Corporation, and Butler International, Inc., all of which were mid-sized companies listed on the New York Stock Exchange. Prior to 1981, Mr. Cademartori was an audit partner in Touche Ross & Co., an international accounting firm. Mr. Cademartori received his M.B.A. degree in Finance and International Business from Seton Hall University, and he is a certified public accountant. He serves on the Small Business Advisory Committee of the Financial Accounting Standards Board, and on the board of directors of Marotta Controls, Inc.

Non-Independent Directors

Christopher Lacovara

Mr. Lacovara has served on Kohlberg Capital’s Board since December 2006 and is also the Chairman of the Board, the Chairman of the Valuation Committee of the Board and a Vice President of the Company. Mr. Lacovara joined Kohlberg & Co. in 1988 and was named Principal in 1995 and co-managing partner in 2006. During his tenure at Kohlberg & Co., Mr. Lacovara has been responsible for investing more than $500 million in more than 25 leveraged buyouts and add-on acquisitions. From 1987 to 1988, he was an Associate in the Mergers and Acquisitions Department at Lazard Freres & Company. Prior to that he was a Financial Analyst in the Corporate Finance Department of Goldman, Sachs & Co. Mr. Lacovara received a A.B. in History from Harvard College, a B.E. in Engineering Sciences from Hofstra University and a Master of Science in Civil Engineering from Columbia University. Mr. Lacovara serves on the board of directors of a number of private companies as well as the Management Committee of Katonah Debt Advisors. Mr. Lacovara also serves on the board of directors of Katy Industries, Inc. and Stanadyne Corp.

James A. Kohlberg

Mr. Kohlberg has served on Kohlberg Capital’s Board since December 2006 and is also the Vice Chairman of the Board and a Vice President of the Company. Mr. Kohlberg is also a co-founder and Chairman of Kohlberg & Co. Mr. Kohlberg has over 22 years experience in the buyout profession, and from 1984 to 1987 was with KKR. Prior to joining KKR he was employed by Merrill Lynch & Co. Mr. Kohlberg received a B.A. from Golden Gate University and an M.B.A. from New York University. Mr. Kohlberg serves on the board of directors of numerous private companies. Mr. Kohlberg also serves on the board of directors of EcoAmerica, ClearEdge Power, Inc. and Essential Entertainment.

Samuel P. Frieder

Mr. Frieder has served on Kohlberg Capital’s Board since December 2006, serves on the Valuation Committee of the Board and is a Vice President of the Company. Mr. Frieder joined Kohlberg & Co. in 1989 and became a Principal in 1995 and co-managing partner in 2006. From 1988 to 1989 he was a senior associate in the Capital Funding Group at Security Pacific Business Credit. Prior to that, he was a senior real estate analyst at Manufacturers Hanover Trust Company. Mr. Frieder received an A.B. from Harvard College. Mr. Frieder serves on the board of directors of a number of private companies as well as on the Management Committee of Katonah Debt Advisors. Mr. Frieder also serves on the board of directors of Katy Industries, Inc. and Stanadyne Corp.

Executive Officers

Dayl W. Pearson, President and CEO

Mr. Pearson has more than 25 years of banking experience and has focused primarily on middle market credit intensive transactions, completing over $5 billion of financings over the past 15 years. From 1997 to 2006, he was a Managing Director at CIBC in the Leveraged Finance and Sponsor Coverage Group specializing in middle market debt transactions. Mr. Pearson was responsible for originating and executing more than $3 billion of transactions including senior loans, high-yield securities, mezzanine investments and equity co-investments. Prior to joining CIBC, Mr. Pearson was instrumental in developing the middle market leveraged finance business of IBJ Schroder from 1992 through 1997. In 1995, he became responsible for the entire $500 million leveraged finance portfolio and was involved in approving all new senior and mezzanine commitments. Previously, he was a senior lending officer in First Fidelity Bank’s middle market lending group primarily focused on restructurings, and prior to that Mr. Pearson invested in distressed securities. Mr. Pearson began his career at Chase Manhattan Bank after receiving a B.A. from Claremont Men’s College and an M.B.A. from the University of Chicago.

Michael I. Wirth, CFO, CCO, Secretary and Treasurer

Mr. Wirth has over 24 years of experience in the financial services sector and has managed over $2 billion in real estate debt and equity securities and advised or structured over $14 billion in structured real estate debt. Prior to joining the Company, from 2003 to 2006, Mr. Wirth was a co-founder, CFO and Executive Vice President of New York Mortgage Trust, a mortgage REIT that completed its initial public offering in 2004. Mr. Wirth served from 2002 to 2003 as CFO of Newcastle Investment Corp., a mortgage REIT. Mr. Wirth also served as a Senior Vice President of Fortress Investment Group, the external advisor of Newcastle, from 2002 to 2003. From 2000 to 2002, Mr. Wirth served as the Senior Vice President and CFO of Charter Municipal Mortgage Acceptance Company (now known as Centerline Holding Company), a multi-family residential finance company, American Mortgage Acceptance Company, a mortgage REIT, and Aegis Realty Inc., a retail property REIT. Mr. Wirth also served as a Senior Vice President of Related Capital Company, which externally managed each of the foregoing companies from 2000 to 2002. From 1997 to 2000, Mr. Wirth served as a Vice President at CGA Investment Management, a monoline insurer of structured debt and an investor in real estate and asset-backed securities. From 1983 to 1997, Mr. Wirth was a senior manager with Deloitte & Touche LLP and specialized in transaction, valuation and consulting services to the real estate and financial services industries. Mr. Wirth received a B.B.A. from Georgia State University and is a member of the American Institute of Certified Public Accountants.

R. Jon Corless, Chief Investment Officer

Mr. Corless joined Kohlberg Capital and Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, in 2006 as part of their middle market team. Mr. Corless has over 30 years of experience in high-yield and leveraged credits. Prior to joining the Company, Mr. Corless was a Credit Risk Manager for Trimaran Debt Advisors, a CDO manager. Prior to joining Trimaran Debt Advisors, Mr. Corless spent 15 years as a Senior Credit Risk Manager for CIBC with risk management responsibility for media and telecommunications, high-yield, middle market, and mezzanine loan portfolios. Before joining CIBC, Mr. Corless worked at Bank of America NA in Corporate Finance and at Bankers Trust Company. Mr. Corless received a B.A. from Wesleyan University.

E.A. Kratzman, Vice President; President of Katonah Debt Advisors

Mr. Kratzman has primary responsibility for the overall management and direction of the business activities of Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, since May 2005, and also serves as a Vice President of Kohlberg Capital. Mr. Kratzman oversees portfolio management, trading, structuring, analytics and operations at Katonah Debt Advisors and serves as chairman of the Company’s Investment Committee.

Mr. Kratzman has previously been at Rabobank International in New York where he was the Head of CLO Management. Prior to that he was employed at First Union’s Institutional Debt Management Group (IDM), where as Head of Portfolio Management and one of three co-founders, he was responsible for the development and execution of portfolio investment strategies as well as the management of portfolio management personnel. Mr. Kratzman has over nine years of experience in CDOs/CLOs across 17 funds totaling in excess of $5 billion. Prior to IDM, Mr. Kratzman was with Societe Generale, New York where he had, among other responsibilities, the senior credit signature for all real estate and leveraged finance transactions. Prior to joining Societe Generale in 1997, Mr. Kratzman was co-Head of the Asset Recovery Group at Deutsche Bank North America in New York. From 1985 to 1996, Mr. Kratzman was employed by Westpac Banking Corporation, both in New York and London, where he held numerous positions, including founding and managing its Southeast Corporate Banking Group and Real Estate Finance Group, and managing the Workout Division of Westpac Banking Corporation. From 1993 to 1996, Mr.

Kratzman was Senior Vice President and Chief Credit Officer for the Americas Division. Mr. Kratzman has over 30 years of leveraged finance experience, including extensive workout experience and has successfully completed the Citibank Credit Training Program. He holds a B.A. from Hobart College and an M.B.A. in finance from Rutgers University, and is a graduate of the Executive Management Program at J.L. Kellogg Graduate School of Management.

John M. Stack, Vice President; Managing Director of Katonah Debt Advisors

Mr. Stack has over 30 years of banking experience focusing on credit and is responsible for the oversight of the investment analysts and processes of Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, and also serves as a Vice President of Kohlberg Capital. Prior to joining Katonah Debt Advisors in 2005, Mr. Stack was a Managing Director at Societe Generale where he headed the U.S. Leverage Finance Group. This Group provided senior, mezzanine and high-yield financing for leverage buyouts across a broad spectrum of industries. Previously, Mr. Stack had been with the New York office of The First National Bank of Chicago, where at various times he headed the Media Team, the Leverage Finance Team, the regional credit analysis group, and a corporate banking team. Mr. Stack began his banking career with Citibank where he completed credit analysis, corporate banking, secured lending and distressed loan management assignments in New York and Puerto Rico. Mr. Stack is a graduate of Fordham College and did post-graduate business studies at New York University.

Board of Directors

The number of directors constituting our Board of Directors is presently set at seven directors.

Our Board of Directors is divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2007, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2008, and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2009. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Lacovara and Kohlberg’s current term expires in 2009, Messrs. Frieder, Jacobi and Pastino’s current term expires in 2008 and Messrs. Stevens and Cademartori’s current term expires in 2007. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Committees of the Board of Directors

Audit Committee. Our Board of Directors has established an Audit Committee. The Audit Committee is composed of Messrs. Pastino, Cademartori and Jacobi. As determined by the Board, each of the members of the Audit Committee is an independent director and satisfies the audit committee independence requirements of the Exchange Act and the Nasdaq Global Market listing standards. Mr. Pastino serves as Chairman of the Audit Committee. The Audit Committee is responsible for approving our independent registered public accounting firm, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal accounting controls. In fiscal year 2006, the Audit Committee held one meeting.

Valuation Committee. Our Board of Directors has established a Valuation Committee. The Valuation Committee is composed of Messrs. Lacovara, Frieder and Stevens. Mr. Lacovara serves as chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full board the fair value of debt and equity securities for which market quotations are not readily available. The Valuation Committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. The Valuation Committee did not meet in fiscal year 2006. Subsequent to year-end, the Valuation Committee met to review and recommend to the Board of Directors, and the Board of Directors approved, the fair values established for the investment portfolio as of December 31, 2006

Compensation Committee. Our Board of Directors has established a Compensation Committee. The Compensation Committee is composed of Messrs. Cademartori and Stevens. As determined by the Board, each of the members of the Compensation Committee is an independent director and satisfies the independence requirements of The Nasdaq Global Market listing standards. Mr. Cademartori serves as chairman of the Compensation Committee. The Compensation Committee determines compensation for our executive officers, in addition to administering our Equity Incentive Plan, which is described below. Neither Mr. Cademartori nor Mr. Stevens is or was an officer or employee of the Company, nor does either of them have, or has either of them had, an “interlocking” or other relationship with the Company that would detract from his independence as a member of the Compensation Committee. The Compensation Committee did not meet in fiscal year 2006.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Determination of Executive Compensation Pre-Initial Public Offering

Executive compensation arrangements entered into prior to our Restructuring and completion of our initial public offering were negotiated with the respective executives, and were based on compensation for executives with comparable responsibilities at other similar lending or asset-management businesses. Mr. Lacovara, who currently serves as the Chairman of our Board and had the primary responsibility for the formation and oversight of Katonah Debt Advisors, our wholly-owned portfolio company, prior to our acquisition of Katonah Debt Advisors, played a key role in setting up the pre-initial public offering executive compensation structure.

The employment agreements with our executives were approved by the Board of Managers of Kohlberg Capital, LLC, our predecessor, and separately by the independent managers of Kohlberg Capital, LLC. Following our Restructuring, our Board of Directors ratified all of the acts of the Board of Managers of Kohlberg Capital, LLC, established a Compensation Committee and vested the Compensation Committee with power over compensation matters, as further described in this section and in “Management—Board of Directors—Committees of the Board of Directors.”

Unless otherwise indicated, the discussion and analysis below relates to compensation of executive officers of both the Company and Katonah Debt Advisors.

Primary Objectives

The primary objectives of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract, retain and motivate the best possible executive talent. The focus is to tie short- and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee maintains compensation plans that tie a substantial portion of executives’ overall compensation to our operational performance. The structure of the executives’ base and incentive compensation is designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities;

•	participating in comprehensive due diligence with respect to our investments;

•	ensuring the most effective allocation of capital; and

•	working efficiently and developing relationships with other professionals.

Benchmarking of Compensation

Management develops the Company’s compensation plans by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the middle market lending industry. We believe that the practices of this group of companies provide us with appropriate compensation benchmarks because these companies have similar organizational structures and tend to compete with us for executives and other employees. For benchmarking executive compensation, we typically review the compensation data we have collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees as us.

Pay-for-Performance Philosophy

Based on management’s analyses and recommendations, the Compensation Committee has approved a pay-for-

performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line with approximately the fiftieth percentile of the companies with a similar number of employees represented in the compensation data we review. We work within the framework of this pay-for-performance philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

•	the individual’s particular background and circumstances, including training and prior relevant work experience;

•	the individual’s role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;

•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;

•	performance goals and other expectations for the position;

•	comparison to other executives within the Company having similar levels of expertise and experience; and

•	uniqueness of industry skills.

Setting and Assessment of Performance Goals; Role of CEO

The Compensation Committee has also implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the Company as a whole and for each individual employee. Annual corporate goals are proposed by management and approved by our Board of Directors at the end of each calendar year for the following year. These corporate goals target the achievement of specific strategic, operational and financial milestones. Annual individual goals focus on contributions which facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Individual goals are proposed by each employee and approved by his or her direct supervisor. The CEO approves the goals proposed by our other executive officers. The CEO’s goals are approved by the Compensation Committee. Annual salary increases, annual bonuses and annual stock option awards granted to our employees are tied to the achievement of these corporate and individual performance goals.

The performance goals for our CEO and other executive management are as follows:

•	achievement or our dividend objectives (emphasizing both growth and stability);

•	growth of our investment portfolio;

•	maintenance of the credit quality and financial performance of our investment portfolio;

•	development of our human resources; and

•	development of our financial and information systems.

The performance goals for senior executives of Katonah Debt Advisors are as follows:

•	increase in Katonah Debt Advisors’ assets under management and diversification of such assets;

•	increase in revenue and income distributable by Katonah Debt Advisors to the Company;

•	performance of fund assets managed by Katonah Debt Advisors, particularly with respect to credit quality; and

•	development of Katonah Debt Advisors’ human resources.

We believe that the current performance goals are realistic “stretch” goals that should be reasonably attainable by management.

We perform an interim assessment of the written goals in the third quarter of each calendar year to determine individual and corporate progress against the previously established goals and to make any adjustments to the goals for the remainder of the year based on changing circumstances.

During the first calendar quarter, we evaluate individual and corporate performance against the written goals for the recently completed year. Consistent with our compensation philosophy, each employee’s evaluation begins with a written self-assessment, which is submitted to the employee’s supervisor. The supervisor then prepares a written evaluation based on the employee’s self-assessment, the supervisor’s own evaluation of the employee’s performance and input from others within the Company. This process leads to a recommendation for annual employee salary increases, annual stock option awards and bonuses, if any, which is then reviewed and approved by the Compensation Committee. Our executive officers, other than the CEO, submit their self-assessments to the CEO, who performs the individual evaluations and submits recommendations to the Compensation Committee for salary increases, bonuses and stock option awards. In the case of the CEO, his individual performance evaluation is conducted by the Compensation Committee, which determines his compensation changes and awards. For all employees, including the Company’s executive officers, annual base salary increases, annual stock option awards and annual bonuses, to the extent granted, are implemented during the first calendar quarter of the year.

Compensation Components

Our compensation package consists of the following components, each of which we deem instrumental in motivating and retaining our executives:

Base Salary

Base salaries for our executives are established based on the scope of their responsibilities and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, we believe that executive base salaries should generally target the fiftieth percentile of the range of salaries for executives in similar positions and with similar responsibilities in the companies of similar size to the Company represented in the compensation data we review. An executive’s base salary is also evaluated together with other components of the executive’s compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy.

Base salaries are reviewed annually as part of our performance management program and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. We also realign base salaries with market levels for the same positions in companies of similar size to the Company represented in the compensation data we review if necessary and if we identify significant market changes in our data analysis. Additionally, we adjust base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual Bonus

Our compensation program includes eligibility for an annual performance-based cash bonus in the case of all executives and certain senior, non-executive employees. The amount of the cash bonus depends on the level of achievement of the stated corporate and individual performance goals. As set forth in their employment agreements, Messrs. Pearson and Corless are currently eligible for annual performance-based cash bonuses of up to $450,000, and $250,000, respectively; Mr. Wirth is currently eligible for an annual performance-based cash bonus of no less than $300,000; and Mr. Kratzman and Mr. Stack are currently eligible for annual performance-based cash bonuses from Katonah Debt Advisors of not less than $500,000 and not more than $1,000,000 for Mr. Kratzman and $175,000 for Mr. Stack. The amounts of the annual cash bonuses paid to Messrs. Pearson, Wirth and Corless are determined by the Compensation Committee of our Board of Directors. The amount of the annual cash bonuses paid to Mr. Kratzman and Mr. Stack is determined by the Management Committee of Katonah Debt Advisors. In each case, the annual bonus award will be based on the individual performance of each of Messrs. Pearson, Wirth, Corless, Kratzman and Stack and on the performance of the Company against goals established annually by our Board of Directors, in the case of Messrs. Pearson, Wirth and Corless, and by the Management Committee of Katonah Debt Advisors, in the case of Mr. Kratzman and Mr. Stack, after consultation with the individual. All bonuses are subject to an annual increase, solely at the discretion of our Board of Directors, and in its discretion, the Compensation Committee may award bonus payments to our executives above or below the amounts specified in their respective employment agreements.

Long-Term Incentives

We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our executive officers in equity-based awards. Our Equity Incentive Plan allows the grant to executive officers of stock options, restricted stock and other equity-based awards. We typically make an initial equity award of stock options to certain new senior level employees and annual stock option grants as part of our overall compensation program. All grants of awards pursuant to our Equity Incentive Plan are approved by our Board of Directors. Our Equity Incentive Plan has been designed to allow, but not require, the grant of awards that qualify under an exception to the deduction limit of Section 162(m) of the Code for “performance-based compensation.”

Initial stock option awards. Executives who join the Company are awarded initial stock option grants. These grants have an exercise price equal to the fair market value of our common stock on the grant date and a vesting schedule as determined by our Board of Directors. The amount of the initial stock option award is determined based on the executive’s position with us and an analysis of the competitive practices of companies similar in size to us represented in the compensation data that we review. The initial stock option awards are intended to provide the executive with an incentive to build value in the organization over an extended period of time. The amount of the initial stock option award is also reviewed in light of the executive’s base salary and other compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy. The grant date for stock option awards for existing employees is the later of the date that our Board of Directors approved the option grant or the date that we and the employee have reached a mutual understanding as to the amount and terms of such option grant. For prospective employees, the grant date is the date upon which we and the employee have reached an agreement regarding the terms of employment and the terms of the options granted by our Board of Directors, and the employment has commenced (thus such date is typically the first day of employment). All of the grant dates are approved by the Compensation Committee.

Annual stock option awards. Our practice is to make annual stock option awards as part of our overall performance management program. The Compensation Committee believes that stock options provide management with a strong link to long-term corporate performance and the creation of stockholder value. We intend that the annual aggregate value of these awards be set near competitive median levels for companies represented in the compensation data we review. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive’s compensation is conducted when determining annual equity awards to ensure that an executive’s total compensation conforms to our overall philosophy and objectives. A pool of options is reserved for executives and other officers based on setting a target grant level for each employee category, with the higher ranked employees being eligible for a higher target grant. The Compensation Committee meets in the fourth quarter of each year to evaluate, review and recommend for our Board of Directors’ approval the annual stock option award design, level of award and prospective grant date of such award for each named executive officer and the CEO. For promotions or new hires, the Compensation Committee approves the award in advance of the grant date, and the stock option grant is awarded on the determined date at the Company’s closing market price per share. We use a Binary Option Pricing Model (American, call option) valuation model to establish the expected value of all stock option grants.

Other Compensation

We and Katonah Debt Advisors maintain broad-based benefits and perquisites that are provided to all employees, including health, life and disability insurance and a 401(k) plan. We and Katonah Debt Advisors participate in a defined contribution plan for their executive officers and employees. In particular circumstances, we also utilize cash signing bonuses when certain executives and senior non-executives join us. Such cash signing bonuses typically either vest during a period of less than a year or are repayable in full to us if the employee recipient voluntarily terminates employment with us prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof are determined on a case-by-case basis under the specific hiring circumstances. For example, we will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses and/or to create an additional incentive for an executive to join us in a position where there is high market demand.

Termination-Based Compensation

Severance. If terminated without cause, each of Messrs. Pearson, Wirth, Corless, Kratzman and Stack is entitled to receive his base salary and to have his health insurance premiums paid for the remaining term of his employment agreement, in case of Messrs. Pearson, Wirth, Corless and Kratzman, or for a period of not less than six months, in the case of Mr. Stack. The initial terms of the employment agreements with Messrs. Pearson, Wirth and Corless expire on December 31, 2008 and the initial term of the employment agreement with Mr. Kratzman expires on December 31, 2009. Upon their expiration, the agreements with Messrs. Pearson, Wirth, Corless and Kratzman automatically renew for successive one year periods unless terminated in writing by either party upon thirty days written notice. In determining whether to approve the terms of such severance arrangements, our Board of Directors, in the case of Messrs. Pearson, Wirth and Corless, and the Management Committee of Katonah Debt Advisors, in the case of Messrs. Kratzman and Stack, took into account that the employment agreements contain non-competition covenants that would be binding on the executives following their termination.

Acceleration of vesting of equity-based awards. In general, all unvested options held by an employee are forfeited immediately upon that employee’s termination, whether or not for cause. Under our Equity Incentive Plan, however, our Board of Directors may, if it so chooses, provide in the case of any award for post-termination exercise provisions, including a provision that accelerates all or a portion of any award, but in no event may any award be exercised after its expiration date.

Actions Taken After Year-End

In connection with the grant of stock options to our employees in the first quarter of fiscal 2007, the Compensation Committee approved, and recommended for approval by our Board of Directors, an award of stock options to Mr. Stack. This award consists of options to purchase 50,000 shares of our common stock at an exercise price equal to the closing price of our common stock on the grant date, with a ten-year exercise period, ratable, annual vesting over four years and other terms consistent with past grants of stock options to our officers.

Conclusion

The compensation policies of the Company and Katonah Debt Advisors are designed to motivate and retain their respective senior executive officers and to ultimately reward them for outstanding individual and corporate performance.

Summary Compensation Table

The following table shows the compensation paid or accrued during the fiscal year ended December 31, 2006 to our President and CEO, our CFO and our three most highly compensated executive officers other than our President, CEO and CFO.

Name and Principal Position	Year (1)	Salary ($)(2)		Bonus ($) (3)		Option awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Dayl W. Pearson President and CEO	2006	252,308	(6)	500,000		3,750	29,171	785,229
Michael I. Wirth CFO, CCO, Treasurer and Secretary	2006	46,700	(7)	150,000		2,250	—	198,950
E.A. Kratzman Vice President; President of Katonah Debt Advisors	2006	300,000	(8)	600,000	(8)	3,000	29,171	932,171
R. Jon Corless Chief Investment Officer	2006	166,026	(9)	200,000		1,500	20,697	388,223
John M. Stack Vice President; Managing Director of Katonah Debt Advisors	2006	189,183	(8)	175,000	(8)	—	29,171	393,354

(1)	We were organized in 2006 and, consequently, paid no compensation prior to 2006.
(2)	Represents actual cash salaries paid during 2006.
(3)	All bonuses earned were 2006 annual performance-based cash bonuses, except for a $150,000 signing bonus paid to Mr. Wirth to reimburse him, in part, for amounts forfeited upon termination of prior employment and a $150,000 bonus paid to Mr. Pearson as a specific performance reward for the Company’s initial public offering.
(4)	Amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 of the grant date fair value of stock options granted in 2006 in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”). Grant date fair value is based on the Binary Option Pricing Model (American, call option) pricing model for use in valuing stock options. Assumptions used in the calculation of these amounts are shown in Note 9, Stock Options, to our audited consolidated financial statements included in our 2006 Annual Report on Form 10-K, filed with the SEC on March 29, 2007.
(5)	Represents amounts received pursuant to the Katonah Debt Advisors Money Purchase Pension Plan (the “Pension Plan”) and the Katonah Debt Advisors Employee Savings and Profit Sharing Plan (the “Profit Sharing Plan”). Under the Pension Plan, Messrs. Pearson, Kratzman, Corless and Stack received compensation of $24,771, $24,771, $17,376 and $24,771, respectively; and under the Profit Sharing Plan, these individuals received compensation of $4,400, $4,400, $3,321 and $4,400, respectively.
(6)	Mr. Pearson’s annual base salary is $300,000. The amount paid in 2006 was pro rated based on Mr. Pearson’s effective hire date of March 6, 2006.
(7)	Mr. Wirth’s annual base salary is $300,000. The amount paid in 2006 was pro rated based on Mr. Wirth effective hire date of November 6, 2006.

(8)	Messrs. Kratzman and Stack receive their salary and bonus from Katonah Debt Advisors.
(9)	Mr. Corless’ annual base salary is $200,000. The amount paid in 2006 was pro rated based on Mr. Corless’ effective hire date of March 6, 2006.

Grants of Plan-Based Awards in Fiscal Year 2006

The following table shows information regarding grants of equity awards during the fiscal year ended December 31, 2006 held by the executive officers named in the Summary Compensation Table.

Name	Grant Date (1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (1)	Grant Date Fair Value of Option Awards
Dayl W. Pearson	12/11/06	250,000	15.00	357,500
Michael I. Wirth	12/11/06	150,000	15.00	214,500
E.A. Kratzman	12/11/06	150,000	15.00	214,500
R. Jon Corless	12/11/06	100,000	15.00	143,000
John M. Stack	—	—	—	—

(1)	The options were granted and approved on the date of pricing of our initial public offering, and have an exercise price equal to the initial public offering price of our common stock.

The terms of compensation of each executive officer named in the Summary Compensation table are derived from employment agreements, as well as from annual performance reviews conducted by the Compensation Committee, in the case of Mr. Pearson, and by Mr. Pearson, in the case of the other executive officers named in the Summary Compensation Table. Annual base salary increases, annual stock option awards and cash bonuses, if any, for Mr. Pearson are determined by the Compensation Committee. Mr. Pearson recommends annual base salary increases, annual stock option awards and cash bonuses, if any, for the other executive officers named in the Summary Compensation Table, which are reviewed and approved by the Compensation Committee.

Employment Agreements

We have entered into employment agreements with Messrs. Pearson, Wirth, Corless and Kratzman. Each of Messrs. Pearson, Wirth and Corless receives his salary, bonus and benefits and received his initial grant of stock options pursuant to his employment agreement with us, and Mr. Kratzman received his initial grant of stock options pursuant to his employment agreement with the Company. Messrs. Kratzman and Stack receive their salary, bonus and benefits pursuant to employment agreements with Katonah Debt Advisors.

Employment Agreements with Dayl W. Pearson, Michael I. Wirth and R. Jon Corless

Each of the employment agreements with Messrs. Pearson, Wirth and Corless provides for a term ending on December 31, 2008, and automatic, successive one-year renewal terms beginning on January 1 of each successive year unless either party to the employment agreement provides at least 30 days prior written notice of its decision not to extend the term of the employment agreement. Under their respective employment agreements, Messrs. Pearson, Wirth and Corless are entitled to receive an annual base salary of $300,000, $300,000 and $200,000, respectively. Messrs. Pearson and Corless are currently eligible for annual performance-based cash bonuses of up to $450,000 and $250,000, respectively, and Mr. Wirth is currently eligible for an annual performance-based cash bonus of no less than $300,000. The employment agreements of Messrs. Pearson, Wirth and Corless grant them options to purchase 250,000, 150,000 and 100,000 shares of our common stock, respectively. These options vest in four equal annual installments. Each employment agreement also contains non-competition covenants and provisions governing termination, death and disability.

Employment Agreements with E.A. Kratzman and John M. Stack

Mr. Kratzman’s agreement with Katonah Debt Advisors provides for a term ending on December 31, 2009 and automatic, successive one-year renewal terms beginning on January 1 of each successive year unless previously terminated in writing by either party. Under the employment agreement, Mr. Kratzman is entitled to receive an annual salary of $300,000 and is eligible for an annual bonus from Katonah Debt Advisors of not less than $500,000 and not more than $1,000,000 based on achievement of the following performance objectives: increase in Katonah Debt Advisors’ assets under management and diversification of such assets; increase in revenue and income distributable by Katonah Debt Advisors to the Company; performance of fund assets managed by Katonah Debt Advisors, particularly with respect to credit quality; and development of Katonah Debt Advisors’ human resources. The agreement also contains non-competition covenants and provisions governing termination, death and disability.

Mr. Kratzman’s agreement with Kohlberg Capital provides for an indefinite term ending upon Mr. Kratzman’s resignation, death or removal with or without cause. The agreement grants Mr. Kratzman an option to purchase 150,000 shares of the Company’s common stock, which option vests in three equal annual installments. The agreement also contains provisions regarding non-competition covenants.

Mr. Stack’s agreement with Katonah Debt Advisors provides for an indefinite term ending upon Mr. Stack’s resignation, death or removal with or without cause. Under his employment agreement, Mr. Stack is entitled to receive an annual base salary of $175,000 and an annual performance-based bonus from Katonah Debt Advisors of up to $175,000. His employment agreement also contains non-competition covenants and provisions governing termination, death and disability.

Fiscal Year 2006 Equity Awards

All of the stock option awards disclosed in the Grants of Plan-Based Awards in Fiscal Year 2006 table were issued under our Equity Incentive Plan and were granted with an exercise price of $15.00 per share, the initial public offering price of our common stock. Subject to the terms of our Equity Incentive Plan and the agreements under which these options were granted, the options granted to Messrs. Pearson, Wirth and Corless vest in four equal annual installments beginning on December 11, 2006, and the options granted to Mr. Kratzman vest in three equal annual installments beginning on December 11, 2006. There are no additional criteria (performance-based or otherwise) that would have to be met as a condition to vesting.

Outstanding Equity Awards at 2006 Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on December 31, 2006, the last day of our fiscal year, to each of the executive officers named in the Summary Compensation Table.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Dayl W. Pearson	—	250,000	(1)	15.00	12/11/16
Michael I. Wirth	—	150,000	(1)	15.00	12/11/16
E.A. Kratzman	—	150,000	(2)	15.00	12/11/16
R. Jon Corless	—	100,000	(1)	15.00	12/11/16
John M. Stack	—	—		—	—

(1)	The options granted to Messrs. Pearson, Wirth and Corless vest in four equal annual installments beginning on December 11, 2007, the first anniversary date of the date of pricing of our initial public offering.
(2)	The option granted to Mr. Kratzman vests in three equal annual installments beginning on December 11, 2007, the first anniversary date of the date of pricing of our initial public offering.

Option Exercises and Stock Vested in Fiscal Year 2006

There were no exercises of stock options held by the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2006. In fiscal year 2006, the executive officers named in the Summary Compensation Table did not hold any shares of our stock that would be subject to vesting.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans or supplemental executive retirement plans.

Nonqualified Deferred Compensation

We do not have any defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change of Control

Termination of Employment and Change of Control Arrangements

Change of Control Arrangements in the Company’s 2006 Equity Incentive Plan

Under our Equity Incentive Plan, in the event of a Covered Transaction (as defined below), all outstanding, unexercised options and other awards granted under our Equity Incentive Plan will terminate and cease to be exercisable, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) will be forfeited, provided that our Board of Directors may in its sole discretion on or prior to the effective date of the Covered Transaction take any (or any combination of) the following actions, as to some or all outstanding awards:

•	make any outstanding option exercisable in full;

•	remove any performance or other conditions or restrictions on any award;

•

in the event of a Covered Transaction under the terms of which holders of the shares of the Company will receive upon consummation thereof a payment for each such share surrendered in the Covered Transaction (whether cash, non-cash or a combination of the foregoing), make or provide for a payment (with respect to some or all of the awards) to the participant equal in the case of each affected award to the difference between (A) the fair market value of a share of common stock times the numbers of shares subject to such outstanding award (to the extent then exercisable at prices not in excess of the fair market value) and (B) the aggregate exercise price of all shares subject to such outstanding award, in each case on such payment terms (which need not be the same as the terms of payment to holders of shares) and other terms, and subject to such conditions, as our Board of Directors determines; and

•

with respect to an outstanding award held by a participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or any affiliate of such an entity, at or prior to the effective time of the Covered

Transaction, in its sole discretion and in lieu of the action described in the three preceding bullets, arrange to have such surviving or acquiring entity or affiliate assume any award held by such participant outstanding hereunder or grant a replacement award which, in the judgment of our Board of Directors is substantially equivalent to any award being replaced.

Under our Equity Incentive Plan, a “Covered Transaction” is a (i) sale of shares of our common stock, consolidation, merger, or similar transaction or series of related transactions in which the Kohlberg Capital is not the surviving corporation or which results in the acquisition of all or substantially all of our then outstanding shares of common stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all of our assets; or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by our Board of Directors), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

Termination of Employment Provisions in the Company’s 2006 Equity Incentive Plan

Unless our Board of Directors expressly provides otherwise, immediately upon the cessation of employment or services of a participant in our Equity Incentive Plan, all awards to the extent not already vested terminate and all awards requiring exercise cease to be exercisable and terminate, except that:

•	When a participant’s employment or services are ceased for Cause (as defined below), all options, vested and unvested, immediately terminate;

•

For vested options held by a participant immediately prior to his or her death, to the extent then exercisable, the options remain exercisable for the lesser of a period of 180 days following the participant’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of employment or services; and

•

In all other cases, all vested options held by the participant immediately prior to the cessation of his or her employment, to the extent then exercisable, remain exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of employment or services.

Under our Equity Incentive Plan, “Cause” has the same meaning as provided in the employment agreement between the participant and the Company or its affiliate, provided that if the participant is not a party to any such agreement, “Cause” means (i) the participant’s chronic alcoholism or drug addiction; (ii) fraud, embezzlement, theft, dishonesty, or any deliberate misappropriation of any material amount of money or other assets or property of the Company or any of its affiliates by the participant; (iii) willful failure to perform, or gross negligence in the performance of, the participant’s duties and responsibilities to the Company and its affiliates; (iv) the participant’s material breach of any agreement between the participant and the Company or its affiliates, except where the breach is caused by incapacity or disability of the participant; (v) a charge, indictment or conviction of, or plea of nolo contendere by, the participant to a felony or other crime involving moral turpitude; (vi) the participant’s material breach of his fiduciary duties as an officer, trustee or director of the Company or any of its affiliates; (vii) the participant’s willful refusal or failure to carry out a lawful and reasonable written directive of our Board of Directors or its designee, which failure or refusal does not cease within 15 days after written notice of such failure is given to the participant by the Company; or (viii) the participant’s willful misconduct which has, or could be reasonably expected to have, a material adverse effect upon the business, interests or reputation of the Company or any of its affiliates.

Our Board of Directors may provide in the case of any award for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of employment or services.

Termination of Employment Provisions in Employment Agreements

Each of the executive officers named in the Summary Compensation Table have an employment agreement pursuant to which we, in the case of Messrs. Pearson, Wirth and Corless, or Katonah Debt Advisors, in the case of Messrs. Kratzman and Stack, must make payments and provide certain benefits upon termination of employment. If any of the executive officers named in the Summary Compensation Table is terminated other than for cause (as defined below), such officer is entitled to the continued payment of his base salary and the employer portion of his health care premiums for the remainder of the term of his employment, in the case of Messrs. Pearson, Wirth, Corless or Kratzman, or for a period of not less than six months, in the case of Mr. Stack, plus (i) any accrued but unpaid base salary and bonus and (ii) payment for any accrued and unused vacation time. Notwithstanding the above, if we, in the case of Messrs. Pearson, Wirth or Corless, or Katonah Debt Advisors, in the case of Mr. Kratzman, waive the non-competition provisions in the applicable employment agreement at any point after six months from the date of termination, then the continued salary and benefits payments cease. All severance payments are conditioned on the execution of a signed release of claims in the form provided by the Company, in the case of Messrs. Pearson, Wirth and Corless, or by Katonah Debt Advisors, in the case of Messrs. Kratzman and Stack, and upon that release not being subsequently revoked.

In the event of death of any of the executive officers named in the Summary Compensation Table, any amounts owed to the decedent under the applicable employment agreement will be paid to the decedent’s estate or to his designated successor or assigns. In the event of a disability which renders the officer unable to continue to perform substantially all of his duties and responsibilities under his employment agreement, the officer is entitled to continued payment of his base salary and benefits for up to 12 weeks of disability during any period of 365 consecutive calendar days. If the officer is unable to return to work after 12 weeks of disability, the Company, in the case of Messrs. Pearson, Wirth or Corless, or Katonah Debt Advisors, in the case of Messrs. Kratzman or Stack, may terminate his employment.

For purposes of the employment agreements with the executive officers named in the Summary Compensation Table, “cause” means (i) a material failure to perform (other than by reason of disability), or material negligence in the performance of, duties and responsibilities to the Company or to any person or entities directly or indirectly controlling, controlled by or under common control with the Company, (ii) a material breach of the employment agreement or any other agreement with the Company or with any person or entities directly or indirectly controlling, controlled by or under common control with the Company or (iii) other conduct that could reasonably be anticipated to be harmful to the business, interests or reputation of the Company or of any person or entities directly or indirectly controlling, controlled by or under common control with the Company.

The following table sets forth estimated payment obligations to each of the executive officers named in the Summary Compensation table, assuming a termination on December 29, 2006, the last business day of fiscal year 2006.

The information below constitutes forward-looking statements for purposes of the Private Litigation

Securities Reform Act of 1995

Name	Termination by Company Without Cause ($)	Termination by Company For Cause ($)	Change of Control ($)	Voluntary Termination ($)	Disability ($)	Death ($)
Dayl W. Pearson
Severance Payment	650,000	—	—	—	—	—
Base Salary	—	—	—	—	69,231	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	350,000	—	—	350,000
Accrued and unused vacation time(1)	0 - 46,154	0 - 46,154	0 - 46,154	0 - 46,154	0 - 46,154	0 - 46,154

Insurance benefits(2)	16,601	—	—	—	3,831	—
TOTAL:	666,601 - 712,755	0 - 46,154	350,000 - 396,154	0 - 46,154	73,062 - 119,216	350,000 - 396,154
Michael I. Wirth
Severance Payment	600,000	—	—	—	—	—
Base Salary	—	—	—	—	69,231	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	150,000	—	—	150,000
Accrued and unused vacation time(1)	0 - 46,154	0 - 46,154	0 - 46,154	0 - 46,154	0 - 46,154	0 - 46,154
Insurance benefits(2)	16,601	—	—	—	3,831	—
TOTAL:	616,601 - 662,755	0 - 46,154	150,000 - 196,154	0 - 46,154	73,062 - 119,216	150,000 - 196,154
E.A. Kratzman
Severance Payment	900,000	—	—	—	—	—
Base Salary	—	—	—	—	69,231	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	600,000	—	—	600,000
Accrued and unused vacation time(1)	0 - 46,154	0 - 46,154	0 - 46,154	0 - 46,154	0 - 46,154	0 - 46,154
Insurance benefits(2)	16,601	—	—	—	3,831	—
TOTAL:	916,601 - 962,755	0 - 46,154	600,000 - 646,154	0 - 46,154	73,062 - 119,216	600,000 - 646,154
R. Jon Corless
Severance Payment	450,000	—	—	—	—	—
Base Salary	—	—	—	—	46,154	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	200,000	—	—	200,000

Accrued and unused vacation time(1)	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769
Insurance benefits(2)	16,601	—	—	—	3,831	—
TOTAL:	466,601 - 497,370	0 - 30,769	200,000 - 230,769	0 - 30,769	49,985 - 80,754	200,000 - 230,769
John M. Stack
Severance Payment	275,000	—	—	—	—	—
Base Salary	—	—	—	—	46,154	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	—	—	175,000	—	—	175,000
Accrued and unused vacation time(1)	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769	0 – 30,769	0 - 30,769
Insurance benefits(2)	13,397	—	—	—	3,092	—
TOTAL:	288,397 - 319,166	0 - 30,769	175,000 - 205,769	0 - 30,769	49,246 - 80,015	175,000 - 205,769

(1)	Accrued and unused vacation time is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(2)	Insurance benefits are based on the December 2006 monthly payment for health and dental coverage.

Director Compensation in Fiscal Year 2006

The following table sets forth a summary of the compensation earned by the Company’s directors in 2006:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Independent Directors
Gary Cademartori	1,500	—	1,500
C. Michael Jacobi	1,500	—	1,500
Albert G. Pastino	1,500	—	1,500
C. Turney Stevens	1,500	—	1,500
Non-Independent Directors (2)
Christopher Lacovara	—	7,212	3,709
James A. Kohlberg	—	144	75
Samuel P. Frieder	—	144	75

(1)

Amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 of the grant date fair value of stock options granted in 2006 in accordance with SFAS 123R. Grant date fair value is based on the Binary Option Pricing Model (American, call option) pricing model for use in valuing stock options. Assumptions used in the calculation of these amounts are shown in

Note 9, Stock Options, to our audited consolidated financial statements included in our 2006 Annual Report on Form 10-K, filed with the SEC on March 29, 2007. At December 31, 2006, Messrs. Lacovara, Kohlberg and Frieder had the following aggregate option awards outstanding: 250,000; 5,000; and 5,000, respectively.

(2)	Messrs. Lacovara, Kohlberg and Frieder are not independent directors because they are officers of the Company.

Director Compensation Policy

As compensation for serving on our Board of Directors, each of the independent directors receives an annual fee of $25,000 and an additional $1,500 per meeting attended. Employee directors and non-independent directors do not receive compensation for serving on our Board of Directors. Independent directors who serve on Board committees receive cash compensation in addition to the compensation they receive for service on our Board of Directors. The chairperson of our Audit Committee receives an additional $10,000 per year, the chairperson of each other committee of our Board of Directors receives an additional $5,000 per year and all committee members receive an additional $500 for each committee meeting they attend. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors.

We have applied for exemptive relief from the SEC to permit us to grant options to purchase our common stock and restricted stock awards to the independent directors as a portion of their compensation for service on our Board of Directors.

Employee Benefit Plans

2006 Equity Incentive Plan

Our Equity Incentive Plan was approved by the Board of Managers of Kohlberg Capital, LLC on November 27, 2006 and by the members of Kohlberg Capital, LLC on December 11, 2006, prior to the conversion of Kohlberg Capital, LLC into Kohlberg Capital Corporation. Under this plan, we may grant options to acquire shares and, to the extent permitted by exemptive or other relief that may be granted by the SEC or its staff, other share-based awards, including without limitation restricted shares and options to acquire restricted shares. There are 1,500,000 shares of common stock currently reserved for issuance under our Equity Incentive Plan. As of April 30, 2007, no options had been exercised, 1,325,000 shares were subject to outstanding options under our Equity Incentive Plan and 175,000 shares were available for future grant under our Equity Incentive Plan. The Company has applied for exemptive relief from the SEC to permit us to grant restricted stock awards to our employees.

In accordance with the terms of our Equity Incentive Plan, our Board of Directors has authorized the Compensation Committee to administer our Equity Incentive Plan; however, the full Board retains authority to make grants. In accordance with the provisions of our Equity Incentive Plan, the Compensation Committee will determine the terms of options and other awards, including:

•	the determination of which employees and directors will be granted options and other awards;

•	the number of shares subject to options and other awards;

•

the exercise price of each option, which may not be less than fair market value (or, if no fair market value exists at the time of issuance, the current net asset value) of the shares subject to the award on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with our Equity Incentive Plan.

No participant may receive awards for over 1,000,000 shares of common stock in any fiscal year.

In addition, our Board of Directors or any committee to which our Board of Directors delegates authority may, with the consent of any adversely affected plan participants and to the extent permitted by law, reprice or otherwise amend outstanding awards consistent with the terms of our Equity Incentive Plan. No share may be repriced other than in accordance with the 1940 Act and the applicable shareholder approval requirements of the Nasdaq Global Market.

Upon the occurrence of a Covered Transaction, our Board of Directors may take any one or more of the actions described above under “Executive Compensation— Potential Payments Upon Termination or Change of Control—Termination of Employment and Change of Control Arrangements—Change of Control Arrangements in the Company’s 2006 Equity Incentive Plan.”

Equity Compensation Plan Information

The following table summarizes certain information regarding our 2006 Equity Incentive Plan as of December 31, 2006:

Plan Category	(a) Number of Securities To Be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders (1)	910,000	$15.00	590,000
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	910,000	$15.00	590,000

(1)	The Company’s 2006 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has licensed to us, on a royalty free basis, the right to use the Kohlberg name. This agreement is terminable by Kohlberg & Co. at any time following the fifth anniversary of the date of the agreement and in specified other circumstances.

In addition, our License and Referral Agreement with Kohlberg & Co. provides that Kohlberg & Co. will notify us of equity investment opportunities that have been made available to Kohlberg & Co. but that Kohlberg & Co. has determined, in its sole discretion, are not appropriate for it or any investment fund managed by Kohlberg & Co. or any of its affiliates (generally as a result of the small size or non-control nature of the investment), prior to making such investment opportunity available to any third party.

In connection with our Restructuring and our initial public offering we entered into a Transitional Services agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. agreed to continue to provide us with accounting services, cash management and budgeting services, tax services, internal legal services, payroll administration and other human resource services and intellectual technology services for a period of up to six months from the date of our initial public offering (the “Transition Services Agreement”). In addition, under this agreement and during this period, Kohlberg & Co. agreed to continue the participation of our employees in Kohlberg & Co.’s medical, dental, retirement and other benefit plans until they can be transitioned to similar plans of the Company and to continue to maintain the participation of the Company in Kohlberg & Co.’s insurance programs until the Company has established its own insurance programs. The transition is nearly complete and Kohlberg & Co. is only providing us with limited human resources services and tax services related to periods prior to our initial public offering. Kohlberg & Co. does not receive any fees under the Transition Services Agreement and receives only a reimbursement of expenses incurred in connection with providing the transition services.

Our portfolio company, Katonah Debt Advisors, has entered into an Assignment and Assumption Agreement with Katonah Capital pursuant to which it has assumed all of Katonah Capital’s rights and obligations under the lease agreement for our principal headquarters at 295 Madison Avenue, 6th Floor, New York, New York 10017. We have entered into an Overhead Allocation Agreement with Katonah Debt Advisors which provides for the sharing of the expenses under the lease agreement. In connection with this assignment and assumption of the lease, we issued a letter of credit to the lessor to replace a letter of credit previously issued by Kohlberg & Co. under the original lease.

Certain entities and affiliates of Kohlberg & Co. together own, in the aggregate, approximately 19% of our outstanding common stock, 87,555 shares of which are being registered for resale pursuant to this prospectus. See “Restructuring.”

We used the net proceeds of our initial public offering to acquire a portfolio of approximately $185 million in aggregate principal amount of senior secured loans that were originated during 2006 by Katonah Debt Advisors’ middle market lending group and are held by a special purpose vehicle organized by Katonah Debt Advisors. These loans were acquired by us for cash at their fair market value, as determined by our Board of Directors, which approximated the cost of acquisition by such special purpose vehicle. The purchase of these loans was financed with a credit facility and the proceeds that we paid to the special purpose vehicle in order to acquire these loans were used by that entity to repay the Credit Facility.

Under the 1940 Act we will not be permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment unless we obtain SEC exemptive relief.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of April 24, 2007, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each named executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 30, 2007 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 17,946,333 shares of common stock outstanding at April 30, 2007.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name and Address	Number of Shares	Percentage of Class	Dollar Range of Equity Securities (1)
Principal Stockholders:
T. Rowe Price Associates, Inc. (2) 100 E. Pratt Street, Baltimore, Maryland 21202	1,535,500	8.6%

Directors and Executive Officers:
Independent Directors
C. Michael Jacobi	7,000	*	> $	100,000
Albert G. Pastino	2,000	*		$10,001-$50,000
C. Turney Stevens	1,500	*		$10,001-$50,000
Gary Cademartori	1,500	*		$10,001-$50,000

Non-Independent Directors (3)
James A. Kohlberg (4)(6)	2,017,164	11.2%	> $	100,000
Christopher Lacovara (5)(6)	462,134	2.6%	> $	100,000
Samuel P. Frieder (5)(6)	462,134	2.6%	> $	100,000
Executive Officers
E.A. Kratzman (6)	94,272	*	> $	100,000
Michael I. Wirth (6)(7)	2,100	*		$10,001-$50,000
Dayl W. Pearson (6)(8)	1,100	*		$10,001-$50,000
R. Jon Corless (6)	—	—		—
John M. Stack (6)	2,000	*		$10,001-$50,000
Directors and Executive Officers as a Group (12 persons)	3,052,904	17.0%	> $	100,000

*	Less than 1%.
(1)	Pursuant to the applicable SEC rules, the dollar range of equity securities is given as of December 31, 2006.
(2)	The information regarding T. Rowe Price Associates, Inc. is based solely on information included in the Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 13, 2007. T. Rowe Price Associates, Inc. indicated that it has sole dispositive power as to 1,535,500 shares of our common stock and has sole voting power as to 980,700 of those shares.
(3)	Messrs. Lacovara, Kohlberg and Frieder are interested persons, as defined in section 2(a)(19) of the 1940 Act, because they are officers of the Company.
(4)	Includes 1,258,000 shares of common stock held by the KKAT Entities as follows: 300,000 shares of common stock held by KKAT Acquisition Company III, LLC, 210,000 shares of common stock held by KKAT Acquisition Company IV, LLC, 221,333 shares of common stock held by KKAT Acquisition Company V, LLC, 300,000 shares of common stock held by KKAT Acquisition Company VII, LLC and 226,667 shares of common stock held by KKAT Acquisition Company VIII, LLC, as to which Mr. Kohlberg has both voting and dispositive power. Mr. Kohlberg disclaims beneficial ownership of the shares held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC (collectively, the “KKAT Entities”), except to the extent of his pecuniary interest therein. Excludes shares of our common stock owned by KAT Associates, LLC. Mr. Kohlberg is a beneficiary under certain trusts that are members of KAT Associates, LLC and, as such, may have a pecuniary interest in a portion of such shares.
(5)	Excludes shares of common stock held by the KKAT Entities. Messrs. Lacovara and Frieder are members of the KKAT Entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT Entities. Messrs. Lacovara and Frieder disclaim beneficial ownership of the shares held by the KKAT Entities except to the extent of their respective pecuniary interests therein.
(6)	Excludes shares of common stock issuable upon the exercise of unvested options granted under our Equity Incentive Plan. As of April 30, 2007, the Company had granted options to purchase 250,000, 250,000, 150,000, 150,000, 100,000, 50,000, 5,000 and 5,000 shares to Messrs. Lacovara, Pearson, Kratzman, Wirth, Corless, Stack, Kohlberg and Frieder, respectively.
(7)	Includes 200 shares of common stock held by Mr. Wirth, as custodian for his son and daughter under the Uniform Gifts to Minors Act (the “UGMA”).
(8)	Includes 100 shares of common stock held by Mr. Pearson, as custodian, for his daughter under the UGMA, for which Mr. Pearson disclaims beneficial ownership. Excludes 100 shares of common stock held by Mr. Pearson’s son, for which Mr. Pearson disclaims beneficial ownership.

SELLING SHAREHOLDERS

Below is information with respect to the number of shares of common stock and stock options owned by the selling stockholders. The selling stockholders may offer the shares of common stock for resale from time to time. See “Plan of Distribution.”

Unless otherwise indicated, to our knowledge, the selling stockholders listed below have sole voting and investment power with respect to the shares beneficially owned by them, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name	Shares Owned and Ownership Percentage Prior to this Offering		Shares Offered Hereby	Shares Owned and Ownership Percentage After this Offering
	Shares	Percentage		Shares		Percentage
E.A. Kratzman (1)(2)	94,272	*	57,555	36,717	(1)(2)	*
Shant Mardirossian (1)	69,238	*	30,000	39,238	(1)	*

*	Less than one percent (1%).
(1)	Assumes all shares offered by the selling stockholders hereunder are sold.
(2)	Excludes 150,000 shares of common stock issuable upon the exercise of an unvested option granted to Mr. Kratzman under our Equity Incentive Plan. See “Executive Compensation—Employee Benefits Plans—2006 Equity Incentive Plan,” ”Executive Compensation—Grants of Plan-Based Awards in Fiscal Year 2006” and “Executive Compensation—Outstanding Equity Awards at 2006 Fiscal Year-End.”

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of April 30, 2007, we did not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors, based on the recommendations of the Valuation Committee of our Board of Directors. Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment. Preliminary valuation conclusions will then be documented and discussed with our senior management. The Valuation Committee of our Board of Directors will review these preliminary valuations and make recommendations to our Board of Directors. Where appropriate, the Valuation Committee may utilize an independent valuation firm selected by our Board of Directors. The Valuation Committee has selected an independent valuation firm to assist with the periodic valuation of our illiquid securities. Our Board of Directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the recommendations of the Valuation Committee.

Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined under our procedures may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we record unrealized appreciation if we believe that as a result our investment has appreciated in value, for example, because the underlying portfolio company has appreciated in value.

As a BDC, we invest primarily in illiquid securities, including loans to and warrants of private companies and interests in other illiquid securities, such as interests in the underlying CDO Funds. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity investments, each investment is valued using industry valuation benchmarks, and, where appropriate, such as valuing private warrants, the input value in our valuation model may be assigned a discount reflecting the illiquid nature of the investment and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering or subsequent loan or warrant sale occurs, the pricing indicated by the external event is considered in determining our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally are valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to limitations on our ability to sell the securities.

Our CDO investments are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CDO investments as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each CDO investment ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the CDO investment. We determine the fair value of our CDO investments on an individual security-by-security basis. If we were to sell a group of CDO investments in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual CDO investments.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash.

No action will be required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

If your dividends are reinvested, you will be required to pay tax on the distributions in the same manner as if the distributions were received in cash. The taxation of dividends will not be affected by the form in which you receive them.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-866-668-8564.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to, and additional information about the plan may be obtained from, the plan administrator by mail at American Stock Transfer & Trust Company, Attn. Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at 1-866-668-8564.

REGULATION

The following discussion is a general summary of some of the material prohibitions and restrictions governing BDCs generally. It does not purport to be a complete description of all the laws and regulations affecting BDCs.

A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A BDC provides stockholders with the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of (i) 67% or more of such company’s shares present at a meeting or represented by proxy if more than 50% of the outstanding shares of such company are present or represented by proxy or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•	Securities of an “eligible portfolio company” purchased in transactions not involving any public offering. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have outstanding any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;

(iii)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

(iv)	does not have any class of securities listed on a national securities exchange.

•	Securities of any eligible portfolio company that we control;

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization;

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the conversion of warrants or rights relating to such securities;

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment; and

•

Under certain circumstances, securities of companies that were eligible portfolio companies at the time of the initial investment but that are not eligible portfolio companies at the time of the follow-on investment.

On October 25, 2006, the SEC reproposed a rule under the 1940 Act that would further expand the definition of an “eligible portfolio company” to include certain domestic operating companies that list their securities on a national securities exchange.

See “Risk Factors—Risks Related to Our Operations as a BDC—If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy” above for a discussion of the possible impact of any failure to invest a sufficient portion of our assets in qualifying assets.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that at least 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code to qualify for tax treatment as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, with respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business—If we incur additional debt, it could increase the risk of investing in our Company.”

Code of Ethics

We adopted and maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. You can obtain a copy of the code of ethics by any of the methods described under “Available Information.”

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although some non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, as is necessary to service stockholder accounts, such as to a transfer agent, or as otherwise permitted by law.

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

Although most of the securities we hold are not voting securities, we expect that some of our investments will entitle us to vote proxies. We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we believe may have a negative impact on our portfolio securities, we may vote for such a proposal if we believe there exists a compelling long-term reason to do so.

Our proxy voting decisions are made by our Investment Committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision making process disclose to our CCO any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal to reduce any attempted influence from interested parties.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We will not “concentrate” our investments, that is, invest 25% or more of our assets in any particular industry (determined at the time of investment).

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from indemnifying any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have a designated CCO who is responsible for administering these policies and procedures.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, regulated investment companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of April 30, 2007 and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test in Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust over the administration of which a court in the U.S. has primary supervision or over which U.S. persons have control; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for federal income tax purposes. If a partnership (including an entity treated as a partnership for federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

As a BDC, we intend to elect to be treated as a RIC under Subchapter M of the Code commencing with our first taxable year as a corporation. As a RIC, we generally will not have to pay corporate-level taxes on any income or gains that we distribute to our stockholders as dividends. To qualify for tax treatment as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain the federal income tax benefits allowable to RICs, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”) and our net tax-exempt interest income, if any.

Taxation as a Regulated Investment Company

For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to federal income tax at the regular corporate rates on any net ordinary income or capital gain not distributed (or deemed distributed) to our stockholders. As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain net taxable undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any net income realized, but not distributed, in the preceding year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We currently intend to make sufficient distributions each taxable year and/or pay sufficient corporate income tax to avoid any excise tax liability, although we reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of an excise tax amount that we deem to be de minimis).

To qualify for tax treatment as a RIC for federal income tax purposes, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a BDC under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (as defined by the Code) (all such income “Qualifying Income”); and

•

diversify our holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may organize and conduct the business of Katonah Debt Advisors through additional direct or indirect wholly-owned subsidiaries of the Company. Some of the wholly-owned subsidiaries may be treated as corporations for federal income tax purposes. As a result, such subsidiaries will be subject to tax at regular corporate rates. We will recognize income from these subsidiaries to the extent that we receive dividends and distributions of capital from these subsidiaries. Some of the wholly-owned subsidiaries may be treated as disregarded entities for federal income tax purposes. As a result, we will directly recognize fee income earned by these subsidiaries. Fee income that we recognize directly through entities that are treated as disregarded entities for federal tax purposes will generally not constitute Qualifying Income. We intend to monitor our recognition of fee income to ensure that at least 90% of our gross income in each taxable year is Qualifying Income.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. We could also be subject to a federal income tax (including interest charges) on distributions received from investments in passive foreign investment companies “PFICs” (defined below) or on proceeds received from the disposition of shares in PFICs, which tax cannot be eliminated by making distributions to our shareholders. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. If we are in a position to treat and so treat such a PFIC as a “qualified electing fund” (“QEF”) we will be required to include our share of the company’s income and net capital gain annually, regardless of whether we receive any distribution from the company. Alternately, we may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though we had sold and repurchased our holdings in those PFICs on the last day of our taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation.

We may also invest in “controlled foreign corporations” (“CFCs”). A non-U.S. corporation will be a CFC if “U.S. Shareholders” (i.e., each U.S. investor that owns (directly or by attribution) 10% or more of the interests in the non-U.S. corporation (by vote)) own (directly or by attribution) more than 50% (by vote or value) of the outstanding interests of the non-U.S. corporation. If we are a U.S. Shareholder with respect to a non-U.S. corporation, we will be required each year to include in income our pro rata share of the corporation’s “Subpart F income” (as defined in the Code). Therefore, investments in CFCs may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation.

We are authorized to borrow funds and to sell assets to satisfy the Annual Distribution Requirement and to avoid any excise tax liability. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement and to avoid any excise tax liability may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our tax treatment as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirements and to avoid any excise tax liability, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. Our transactions in options, futures contracts, hedging transactions and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is not permitted to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses). If our expenses in a given year exceed investment company taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain (that is, the excess of net long-term capital gains over the net short-term capital losses). Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income over a period of several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the net income we actually earned during those years in the aggregate. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions. Assuming we qualify for tax treatment as a RIC, our corporate-level U.S. federal income tax should be substantially reduced or eliminated, and, as explained above, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. See “—Election to be Taxed as a Regulated Investment Company” above. Except as otherwise provided, the remainder of this discussion assumes that we qualify for tax treatment as a RIC and have satisfied the Annual Distribution Requirement.

Failure to Qualify as a Regulated Investment Company

If we were to fail to qualify for treatment as a RIC (including if our Board of Directors elected to temporarily or permanently revoke our RIC election), we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Such distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits and (if made during a taxable year beginning before January 1, 2011) provided certain holding period and other requirements were met, could potentially qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals eligible for the 15% maximum rate. Subject to certain limitations under the Code, corporate distributees may be eligible for the dividends received deduction with respect to our dividend distributions. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

Taxation of U.S. Stockholders

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. For taxable years beginning before January 1, 2011, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a stockholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the stockholder’s gross income and the tax deemed paid by the stockholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may also make actual distributions to our stockholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss.

However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year ($1,500 for married individuals filing separately); any net capital losses of a non-corporate stockholder in excess of $3,000 ($1,500 for married individuals filing separately) generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Distributions are taxable to stockholders even if they are paid from income or gains earned by us before a stockholder’s investment (and thus were included in the price the stockholder paid). If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically, it may represent a return of his, her or its investment. Distributions are taxable whether stockholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A stockholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the shares issued to the stockholder (if we issue new shares), or (ii) the amount of cash allocated to the stockholder for the purchase of shares on its behalf (if we purchase shares on the open market). We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

We may be required to withhold U.S. federal income tax (“backup withholding”), currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Under Treasury regulations, if a stockholder recognizes a loss with respect to our shares of $2 million or more for an individual stockholder or $10 million for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock. In general, dividend distributions (other than certain distributions derived from net long-term capital gains, certain interest income and short term capital gains, as described below) paid by us to a non-U.S. stockholder are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their tax advisors.) For taxable years beginning prior to January 1, 2008, except as provided below, we generally will not be required to withhold any amounts with respect to certain distributions of (1) U.S.-source interest income that meets certain requirements, and (2) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designate such distributions. We intend to make such designations. In respect of distributions described in clause (1) above, however, we will be required to withhold amounts with respect to distributions to a non-U.S. stockholder:

•	that has not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•

to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. stockholder and the non-U.S. stockholder is a “controlled foreign corporation” for federal income tax purposes.

Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. If we distribute our net capital gain in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Investment in the shares may not be appropriate for a non-U.S. stockholder. non-U.S. persons should consult their tax advisors with respect to the federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 17,963,525 shares were outstanding as of April 30, 2007, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which none were outstanding as of April 30, 2007. Our common stock is traded on The Nasdaq Global Market under the symbol “KCAP.” A total of 1,500,000 shares of our common stock have been authorized for issuance under our Equity Incentive Plan. Under Delaware law, our stockholders will not be personally liable for our debts or obligations solely based on their ownership of our common stock.

Set forth below is a chart describing the classes of our securities outstanding as of April 30, 2007:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	100,000,000	—	17,963,525
Preferred Stock	5,000,000	—	—

Common Stock

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting, and those shares that have been issued are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Except to the extent required under the 1940 Act, shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock possess exclusive voting power except (i) as provided with respect to any other class or series of stock or (ii) as may be required by the 1940 Act if we fail to meet certain asset coverage requirements. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Preferred Stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our Board of Directors will have the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are unpaid in an amount equal to two full years’ dividends, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. Although, at this time, we do not expect to issue preferred stock, we believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Registration Rights

In connection with our Restructuring, we entered into a registration rights agreement with certain affiliates of Kohlberg & Co. who hold shares of our common stock. Pursuant to the registration rights agreement, we have agreed that, upon demand by the holders of a specified percentage of these shares, we will file a registration statement to cover resales of the shares of common stock held by the requesting stockholders. In addition, pursuant to the registration rights agreement, we have agreed to grant these holders piggyback registration rights to include the shares held by these holders in any registration statement that we file for newly issued shares of our common stock, subject to certain exceptions. All expenses incurred in connection with these registrations will be borne by us. Holders of approximately 3,484,333 shares of our common stock are, subject to the lock-up agreements described in “Shares Eligible for Future Sale,” entitled to have such shares included in any such registration statement.

We will use our best efforts to cause any such demand registration statement to be declared effective by the SEC on or prior to the 90th day following the filing of such registration statement with the SEC, subject to the exceptions provided for in the registration rights agreement.

The securities held by these holders will cease to be registrable securities and therefore we will not be required to include these securities in any such registration statement on the earlier of (i) the date on which such shares have been registered effectively pursuant to the Securities Act and, in the case of an underwritten offering, disposed of in accordance with the registration statement relating to it, (ii) the date on which either such shares have been distributed to the public pursuant to Rule 144 or may be sold pursuant to Rule 144(k) under the Securities Act, (iii) the date on which such shares are sold to us or (iv) the date on which all registrable securities held by any such holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

The foregoing summary of certain provisions of the registration rights agreement may not include all of the provisions that are important to you and is subject to, and qualified in its entirety by reference to, the provisions of the registration rights agreement. Copies of the registration rights agreement are available as set forth under the heading “Available Information.”

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise. We have entered into indemnification agreements with each of our directors and with each of our officers designated as officers for purposes of Section 16 of the Exchange Act.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

•	the Board of Directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the shares of our capital stock entitled to vote; and

•

subject to the requirements of the 1940 Act, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board of Directors, chairman or CEO.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay, until the next stockholders’ meeting, stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s law generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation and bylaws, the affirmative vote of the holders of at least 75% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws. Moreover, our bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our certificate of incorporation. However, the vote of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, is required to amend or repeal any provision of the certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect our liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “continuing directors” is defined in our certificate of incorporation as our directors at the time of the completion of our initial public offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our Board of Directors. The stockholder vote with respect to our certificate of incorporation or bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

We, our executive officers and directors and certain other stockholders have agreed with the underwriters who underwrote our initial public offering not to sell any shares of our common stock, other than an aggregate of 433,333 shares of our common stock which were only subject to a lock-up period that ended on March 12, 2007 and as to which we have filed a registration statement (of which this prospectus forms a part) covering the resale of 87,555 of such shares to enable the holder of such shares to fund certain tax liabilities arising out of the Restructuring, that we or they own for a period of either 360 days or 180 days from December 11, 2006, the date of the prospectus for our initial public offering, as described below. This agreement, referred to as a “lock-up agreement,” may be waived by Lehman Brothers, Inc. as representative of the underwriters of our initial public offering. Notwithstanding the foregoing, we are permitted, pursuant to the terms of our lock-up agreement, to file, and we have filed, a shelf registration statement (of which this prospectus is a part) covering 87,555 shares of our common stock outstanding prior to our initial public offering.

As of April 30, 2007, we had 17,963,525 shares of our common stock outstanding, of which 3,484,333 shares are “restricted” securities within the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. Pursuant to a registration rights agreement, we have agreed to file one or more registration statements in respect of the shares of common stock that are restricted securities.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See “Risk Factors—Risks Related to an Investment in Our Shares.”

Lock-Up Agreements

Our executive officers and directors and certain of our other stockholders who hold in the aggregate 1,961,840 shares of our common stock are subject to agreements with the underwriters of our initial public offering that restrict their ability to transfer shares of our common stock for a period of up to 360 days from December 11, 2006, the date of the prospectus for our initial public offering, other than with respect to an aggregate of 433,333 shares of our common stock held by such stockholders that are subject only to a lock-up that ended on March 12, 2007 to enable such holders to fund certain tax liabilities arising out of the Restructuring. We and all of our other stockholders who received an aggregate of 1,522,493 shares of our common stock in the Restructuring are subject to agreements with the underwriters of our initial public offering that restrict our and their ability to transfer shares of our common stock for a period of up to 180 days from December 11, 2006, the date of the prospectus for our initial public offering. After all of the lock-up agreements expire on December 11, 2007, an aggregate of 3,484,333 additional shares will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act, assuming none of the 87,555 shares registered hereby are sold hereunder. These lock-up agreements provide that these persons will not offer, sell, contract to sell, pledge (other than to us), hedge or otherwise dispose of our common stock or any securities convertible into or exchangeable for our common stock, owned by them for a period specified in the agreement without the prior written consent of Lehman Brothers Inc, one of the underwriters of our initial public offering.

Stock Options

As of April 30, 2007, there were options to purchase 1,325,000 shares of our common stock outstanding under our Equity Incentive Plan. All of these shares will be eligible for sale in the public market from time to time, subject to vesting provisions, Rule 144 volume limitations applicable to our affiliates and, in the case of some of the options, the expiration of lock-up agreements.

We have filed a registration statement under the Securities Act covering 1,500,000 shares of common stock reserved for issuance under our Equity Incentive Plan.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

PLAN OF DISTRIBUTION

We previously issued shares representing 3,484,333 shares of our common stock to affiliates of Kohlberg & Co. in connection with the Restructuring. The underwriting agreement and the related lock-up agreement that we entered into in connection with our initial public offering permit the registration of up to 433,333 of those 3,484,333 shares of common stock after a 90-day lock-up period that ended on March 12, 2007, to enable our executive officers and directors and certain of our other stockholders to fund certain tax liabilities arising out of our Restructuring. This prospectus relates to the offer and sale of up to 87,555 of such 433,333 shares of our common stock. The registration of the common stock does not necessarily mean that any or all of the shares will be offered or sold by the selling stockholders under this prospectus.

The selling stockholders and their pledgees, donees, transferees or other successors in interest may offer their shares at various times in one or more of the following transactions:

a block trade on The Nasdaq Global Market or other market on which the shares may at the time be traded in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to this prospectus;

ordinary brokerage transactions and transactions in which the broker solicits purchasers;

privately negotiated transactions between the selling stockholders and a purchaser without the involvement of a broker-dealer;

through the writing of options or short sales;

any combination of the above; and

through any other method permitted pursuant to applicable law.

The sale price to the public may be the market price prevailing at the time of sale, a price relating to such prevailing market price or such other price as the selling stockholders determine from time to time.

The selling stockholders may also sell the shares directly to market makers acting as principals or broker-dealers acting as agents for themselves or their customers. Brokers acting as agents for the selling stockholders will receive usual and customary commissions for brokerage transactions, and market makers and block purchasers purchasing the shares will do so for their own account and at their own risk. It is possible that the selling stockholders will attempt to sell the shares in block transactions to market makers or other purchasers at a price per share which may be below the then market price. In addition, any shares covered by this prospectus may also be sold under Rule 144 promulgated under the Securities Act, rather than pursuant to this prospectus, provided such sales meet the criteria, including the minimum holding period, and otherwise conform to the requirements of Rule 144. There can be no assurance that all or any of the shares offered hereby will be sold by the selling stockholders.

Upon being notified by the selling stockholders that any material arrangement has been entered into with a broker or dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplemental prospectus, if required, pursuant to Rule 497 of the Securities Act, disclosing: (a) the name of each broker or dealer; (b) the number of shares involved; (c) the price at which the shares were sold; (d) the commissions paid or discounts or concessions allowed to the broker(s) or dealer(s), where applicable; (e) that the broker(s) or dealer(s) did not conduct any investigation to verify the information set out in this prospectus, as supplemented; and (f) other facts material to the transaction. To comply with the securities laws of various jurisdictions, the shares offered by this prospectus may need to be offered or sold in such jurisdictions only through registered or licensed brokers or dealers. The selling stockholders and any other persons participating in the sale or distribution of the shares of our common stock will be subject to the relevant provisions of the Exchange Act, and the rules and regulations thereunder, which provisions may limit the timing of purchases and sales of any of the shares by the selling stockholders or any other person. The foregoing may affect the marketability of such shares and the ability of any person or entity to engage in market-making activities with respect to such shares.

We are bearing all costs relating to the registration of the shares offered pursuant to this prospectus. The selling stockholders have agreed to suspend use of this prospectus for limited periods upon notification that actions, such as amending or supplementing this prospectus, are required in order to comply with federal or state securities laws.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement with US Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, acts as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038.

LEGAL MATTERS

Certain legal matters regarding the common stock offered by this prospectus will be passed upon for us by Ropes & Gray LLP, Boston, Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2006 and for the period from December 11, 2006 (inception date) to December 31, 2006 included in this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of

Kohlberg Capital Corporation

New York, NY:

We have audited the accompanying balance sheet of Kohlberg Capital Corporation (the “Company”) as of December 31, 2006 and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period December 11, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kohlberg Capital Corporation as of December 31, 2006, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period December 11, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, NY

March 23, 2007

KOHLBERG CAPITAL CORPORATION

BALANCE SHEET

As of December 31, 2006

As of December 31, 2006
ASSETS
Investments at fair value:
Investments in debt securities (cost of $190,767,384)	$190,767,384
Investments in CDO fund securities (cost of $20,870,000)	20,870,000
Affiliate investment (cost of $33,394,995)	37,574,995

Total investments at fair value	249,212,379
Cash and cash equivalents	32,404,493
Interest receivable	602,085
Other assets	156,890

Total assets	$282,375,847

LIABILITIES
Payable for open trades	24,183,044
Accounts payable and accrued expenses	1,704,548
Due to affiliate	87,832

Total liabilities	$25,975,424

Commitments and contingencies (Note 7)

STOCKHOLDERS’ EQUITY
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 17,946,333 common shares issued and outstanding	179,463
Capital in excess of par value	251,550,420
Undistributed net investment income	416,753
Undistributed net realized gains	1,077
Net unrealized appreciation on investments	4,252,710

Total stockholders’ equity	256,400,423

Total liabilities and stockholders’ equity	$282,375,847

NET ASSETS PER SHARE	$14.29

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENT OF OPERATIONS

For the Period December 11, 2006 (inception) through December 31, 2006
INVESTMENT INCOME:
Interest from investments in debt securities	$572,065
Interest from cash & cash equivalents	132,841
Dividends from investments in CDO fund securities	405,203
Capital structuring service fees	41,794

Total investment income	1,151,903

EXPENSES:
Compensation expenses	175,186
Professional fees	371,624
Insurance	12,821
Organizational Expenses	40,000
Administrative and other	41,647

Total expenses	641,278
Equity in loss of affiliate	(72,710)

NET INVESTMENT INCOME BEFORE INCOME TAX EXPENSE	437,915
Excise taxes	(21,162)

NET INVESTMENT INCOME	416,753
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gains from investment transactions	1,077
Net unrealized gains on affiliate investment	4,252,710

Net realized and unrealized gain on investments	4,253,787

NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$4,670,540

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 3)	$0.26
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED	17,946,333

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS

As of December 31, 2006

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
AGA Medical Corporation Healthcare, Education and Childcare	Senior Secured Loan; Tranche B (7.4%, Due 4/13)	$3,826,751	$3,823,346	$3,823,346
Astoria Generating Company Acquisitions, LLC Utilities	Junior Secured Loan; Second Lien Term C (9.1%, Due 8/13)	2,000,000	2,000,000	2,000,000
Atlantic Marine Holding Company Cargo Transport	Senior Secured Loan; Term Loan (7.9%, Due 8/13)	1,990,000	2,004,839	2,004,839
Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Senior Secured Loan; First Lien Term Loan (8.1%, Due 7/12)	1,995,000	2,009,860	2,009,860
Bay Point Re Limited(3) Insurance	Senior Secured Loan; Term Loan (9.9%, Due 12/10)	3,000,000	3,026,001	3,026,001
Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Revolver (11.4%, Due 11/11)	375,000	375,000	375,000
Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan A (11.4%, Due 11/11)	4,000,000	4,000,000	4,000,000
Capital Automotive REIT Automobile	Senior Secured Loan; Term Loan (7.1%, Due 12/10)	3,721,052	3,730,265	3,730,265
Caribe Information Investments Incorporated Printing and Publishing	Senior Secured Loan; Term Loan (7.6%, Due 3/13)	6,315,895	6,310,527	6,310,527
Cast & Crew Payroll, LLC (Payroll Acquisition) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan; Initial Term Loan (8.6%, Due 9/12)	7,000,000	7,034,764	7,034,764
Clarke American Corp. Printing and Publishing	Senior Secured Loan; Term Loan B (8.6%, Due 12/11)	2,478,134	2,508,872	2,508,872
Clayton Holdings, Inc Finance	Senior Secured Loan; Term Loan (8.4%, Due 12/11)	811,555	815,586	815,586
Concord Re Limited(3) Insurance	Senior Secured Loan; Term Loan (9.6%, Due 2/12)	3,000,000	3,029,779	3,029,779
CST Industries, Inc. Diversified/Conglomerate Manufacturing	Senior Secured Loan; Term Loan (8.5%, Due 8/13)	997,500	1,001,219	1,001,219
Dayco Products LLC—(Mark IV Industries, Inc.) Automobile	Junior Secured Loan; Second Lien Term Loan (11.1%, Due 12/11)	500,000	501,861	501,861
Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Junior Secured Loan; Second Lien Term Loan (10.9%, Due 10/13)	1,000,000	1,011,187	1,011,187
Dealer Computer Services, Inc. (Reynolds & Reynolds) Electronics	Junior Secured Loan; Third Lien Term Loan (12.9%, Due 4/14)	1,500,000	1,518,652	1,518,652
Delta Educational Systems, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (8.9%, Due 6/12)	2,985,987	2,985,987	2,985,987

Portfolio Company / Principal Business	Investment / Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Fasteners For Retail, Inc. Diversified/Conglomerate Manufacturing	Senior Secured Loan; Term Loan (8.1%, Due 12/12)	5,000,000	5,000,000	5,000,000
First American Payment Systems, L.P. Finance	Senior Secured Loan; Term Loan (8.6%, Due 10/13)	3,990,000	3,990,000	3,990,000
Flatiron Re Ltd.(3) Insurance	Senior Secured Loan; Closing Date Term Loan (9.6%, Due 12/10)	4,042,105	4,082,142	4,082,142
Flatiron Re Ltd.(3) Insurance	Senior Secured Loan; Delayed Draw Term Loan (9.6%, Due 12/10)	1,957,895	1,977,287	1,977,287
Gentiva Health Services, Inc. Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (7.7%, Due 3/13)	1,848,649	1,848,649	1,848,649
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan; First Lien Tranche A Credit-Linked Deposit (8.3%, Due 6/11)	1,257,143	1,207,290	1,207,290
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Senior Secured Loan; First Lien Tranche B Term Loan (8.4%, Due 6/11)	2,729,143	2,620,917	2,620,917
Ginn LA Conduit Lender, Inc. Buildings and Real Estate(4)	Junior Secured Loan; Second Lien Term Loan (12.4%, Due 6/12)	1,000,000	851,051	851,051
Gleason Works Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (7.9%, Due 6/13)	1,878,788	1,888,127	1,888,127
Hawkeye Renewables, LLC Farming and Agriculture	Senior Secured Loan; First Lien Term Loan (9.4%, Due 6/12)	2,992,481	2,908,240	2,908,240
HCA Inc. Healthcare, Education and Childcare	Senior Secured Loan; Tranche B Term Loan (8.1%, Due 11/13)	4,000,000	4,037,307	4,037,307
HealthSouth Corporation Healthcare, Education and Childcare	Senior Secured Loan; Term Loan B (8.6%, Due 3/13)	2,985,000	2,996,125	2,996,125
Infiltrator Systems, Inc. Ecological	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	4,000,000	3,985,099	3,985,099
Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Senior Secured Loan; 1st Lien Term Loan (8.4%, Due 5/12)	3,854,545	3,864,114	3,864,114
Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Junior Secured Loan; 2nd Lien Term Loan (12.4%, Due 5/13)	1,000,000	1,004,970	1,004,970
IPC Systems, Inc. Diversified/Conglomerate Service	Junior Secured Loan; Second Lien Term Loan (11.9%, Due 9/14)	2,500,000	2,500,000	2,500,000
Jones Stephens Corp. Buildings and Real Estate(4)	Senior Secured Loan; Term Loan (9.2%, Due 9/12)	7,000,000	6,965,235	6,965,235
JW Aluminum Company Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan; Term Loan (2nd Lien) (11.6%, Due 12/13)	2,000,000	2,000,000	2,000,000
La Paloma Generating Company, LLC Utilities	Junior Secured Loan; Second Lien Term Loan (8.9%, Due 8/13)	2,000,000	2,000,000	2,000,000
LBREP/L-Suncal Master I LLC Buildings and Real Estate(4)	Senior Secured Loan; 1st Lien (8.6%, Due 1/10)	3,960,000	3,842,676	3,842,676
LBREP/L-Suncal Master I LLC Buildings and Real Estate(4)	Junior Secured Loan; 2nd Lien (12.6%, Due 1/11)	2,000,000	1,891,032	1,891,032
Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer	Senior Secured Loan; First Lien Term Loan (9.2%, Due 8/12)	2,985,000	2,985,000	2,985,000

Portfolio Company/Principal Business	Investment /Interest Rate(1) /Maturity	Principal	Cost	Value(2)
Levlad LLC & Arbonne International LLC Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan; First Lien Term Loan (8.4%, Due 6/13)	1,946,667	1,956,351	1,956,351
Longyear Canada, ULC (Boart Longyear)(3) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; 1st Lien Term Loan (8.6%, Due 10/12)	245,603	245,603	245,603
Longyear Global Holdings, Inc. (Boart Longyear) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First (8.6%, Due 10/12)	264,495	264,495	264,495
Longyear Global Holdings, Inc. (Boart Longyear) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (8.6%, Due 10/12)	2,450,264	2,450,264	2,450,264
LPL Holdings, Inc. Finance	Senior Secured Loan; Tranche C Term Loan (8.1%, Due 6/13)	5,392,462	5,414,881	5,414,881
LSP Kendall Energy, LLC Utilities	Senior Secured Loan; Term Loan (7.4%, Due 10/13)	1,922,988	1,913,428	1,913,428
MCCI Group Holdings, LLC Healthcare, Education and Childcare	Junior Secured Loan; Second Lien Term Loan (14.3%, Due 6/13)	1,000,000	1,000,000	1,000,000
MCCI Group Holdings, LLC Healthcare, Education and Childcare	Senior Secured Loan; Term Loan (10.8%, Due 12/12)	4,000,000	4,000,000	4,000,000
Metaldyne Corporation Automobile	Senior Secured Loan; Term D (10.1%, Due 12/09)	1,997,475	1,997,475	1,997,475
Michaels Stores, Inc. Retail Stores	Senior Secured Loan; Term Loan (8.4%, Due 10/13)	1,958,333	1,958,333	1,958,333
Mirant North America, LLC Utilities	Senior Secured Loan; Term Loan (7.1%, Due 1/13)	3,960,000	3,950,163	3,950,163
Murray Energy Corporation Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan; Tranche B Term Loan (8.4%, Due 1/10)	1,989,873	2,004,614	2,004,614
Northeast Biofuels, LLC Farming and Agriculture	Senior Secured Loan; Construction Term Loan (8.6%, Due 6/13)	1,365,854	1,369,248	1,369,248
Northeast Biofuels, LLC Farming and Agriculture	Senior Secured Loan; Synthetic LC (8.6%, Due 6/13)	634,146	635,722	635,722
PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan; Term Loan (8.6%, Due 6/11)	4,756,944	4,721,569	4,721,569
Primus International Inc. Aerospace and Defense	Senior Secured Loan; Term Loan (7.9%, Due 6/12)	3,292,188	3,300,360	3,300,360
Rhodes Companies, LLC (The) Buildings and Real Estate(4)	Junior Secured Loan; Second Lien Term Loan (12.9%, Due 11/11)	2,000,000	1,910,700	1,910,700
Sorenson Communications, Inc. Electronics	Senior Secured Loan; Tranche B Term Loan (8.4%, Due 8/13)	2,978,525	2,997,041	2,997,041
Standard Steel, LLC Cargo Transport	Senior Secured Loan; Delayed Draw Term Loan (1.%, Due 6/12)	—	4,965	4,965
Standard Steel, LLC Cargo Transport	Senior Secured Loan; Initial Term Loan (7.9%, Due 6/12)	3,316,667	3,341,369	3,341,369
Standard Steel, LLC Cargo Transport	Junior Secured Loan; Second Lien Term Loan (11.4%, Due 6/13)	1,000,000	1,009,941	1,009,941

Portfolio Company /Principal Business	Investment /Interest Rate(1) /Maturity	Principal	Cost	Value(2)
Stolle Machinery Company Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan; First Lien Term Loan (7.9%, Due 9/12)	1,995,000	2,007,386	2,007,386
Stratus Technologies, Inc. Electronics	Senior Secured Loan; First Lien Term Loan (8.4%, Due 3/11)	1,990,000	1,985,070	1,985,070
Thermal North America, Inc. Utilities	Senior Secured Loan; Credit Linked Deposit (8.1%, Due 10/08)	400,000	401,469	401,469
Thermal North America, Inc. Utilities	Senior Secured Loan; Term Loan (8.1%, Due 10/08)	3,600,000	3,617,627	3,617,627
TLC Funding Corp. Healthcare, Education and Childcare	Senior Secured Loan; First Lien Term Loan (12.3%, Due 5/12)	3,970,000	3,871,451	3,871,451
TransAxle LLC Automobile	Senior Secured Loan; Revolver (8.9%, Due 9/12)	—	—	—
TransAxle LLC Automobile	Senior Secured Loan; Term Loan (8.9%, Due 9/12)	2,962,500	2,962,500	2,962,500
United Air Lines, Inc. Personal Transportation	Senior Secured Loan; Delayed Draw Tranche B Loan (9.1%, Due 2/12)	750,000	750,000	750,000
United Air Lines, Inc. Personal Transportation	Senior Secured Loan; Tranche B Term Loan (9.1%, Due 2/12)	3,250,000	3,250,000	3,250,000
Valleycrest Holding Co. (VCC Holdco) Diversified/Conglomerate Service	Junior Secured Loan; Second Lien Term Loan (10.9%, Due 4/14)	1,000,000	1,007,461	1,007,461
Water Pik Technologies, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan; First Lien Term Loan (7.6%, Due 6/13)	902,313	902,313	902,313
Water Pik Technologies, Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan; Second Lien Term Loan (11.9%, Due 12/13)	2,500,000	2,512,432	2,512,432
Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan; Second Lien Term Loan (11.1%, Due 3/14)	2,000,000	2,044,763	2,044,763
WM. Bolthouse Farms, Inc. Beverage, Food and Tobacco	Senior Secured Loan; Term Loan (First Lien) (7.6%, Due 12/12)	2,592,462	2,586,023	2,586,023
Wolf Hollow I, LP Utilities	Senior Secured Loan; Acquisition Term Loan (7.6%, Due 6/12)	792,335	778,545	778,545
Wolf Hollow I, LP Utilities	Senior Secured Loan; Synthetic Letter of Credit (7.6%, Due 6/12)	668,412	656,779	656,779
Wolf Hollow I, LP Utilities	Senior Secured Loan; Synthetic Revolver Deposits (7.6%, Due 6/12)	167,103	164,195	164,195
Wolf Hollow I, LP Utilities	Junior Secured Loan; Term Loan (Second Lien) (9.9%, Due 12/12)	2,683,177	2,689,842	2,689,842
Total Investments in Debt Securities (77% of total investment assets at fair value)		$191,173,409	$190,767,384	$190,767,384

CDO Fund Investments	Investment	Percent of Class Held	Cost	Value(2)
Katonah III, Ltd.	Preferred Shares	23.08%	$4,500,000	$4,500,000
Katonah IV, Ltd.	Preferred Shares	17.14%	3,150,000	3,150,000
Katonah V, Ltd.	Preferred Shares	26.67%	3,320,000	3,320,000
Katonah VII CLO Ltd.	Subordinated Securities	16.36%	4,500,000	4,500,000
Katonah VIII CLO Ltd.	Subordinated Securities	10.30%	3,400,000	3,400,000
Katonah IX CLO Ltd.	Preferred Shares	6.86%	2,000,000	2,000,000

Total Investments in CDO Funds (8% of total investment assets at fair value)			$20,870,000	$20,870,000

Portfolio Company / Principal Business	Investment	Percent of Interests Held	Cost	Value(2)
Katonah Debt Advisors, L.L.C. / Asset Management (15% of total investment assets at fair value)	Membership Interests	100.00%	$33,394,995	$37,574,995

Total Investments(5)			$245,032,379	$249,212,379

(1)

A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which reset semi-annually , quarterly , or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at December 31, 2006.

(2)	Reflects the fair market value of all existing investments as of December 31, 2006, as determined by our Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)

Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2006, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CDO funds.

(5)

The aggregate cost of investments for federal income tax purposes is approximately $245 million. The aggregate gross unrealized appreciation is approximately $4 million and there is no gross unrealized depreciation.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS

For the Period December 11, 2006 (inception) through December 31, 2006

For the Period December 11, 2006 (inception) through December 31, 2006
Operations:
Net investment income	$416,753
Net realized gains from investment transactions	1,077
Net unrealized gains on affiliate investment	4,252,710

Net increase in net assets resulting from operations	4,670,540

Capital share transactions:
Issuance of common stock—initial public offering	199,451,388
Issuance of common stock—for interests in affiliate company	33,394,995
Issuance of common stock—for interests in CDO securities	18,870,000
Stock based compensation	13,500

Net increase in net assets resulting from capital share transactions	251,729,883

Net assets at beginning of period	—

Net assets at end of period (including accumulated undistributed net investment income of $416,753)	$256,400,423

Net asset value per common share	$14.29

Common shares outstanding at end of period	17,946,333

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENT OF CASH FLOWS

For the Period December 11, 2006 (inception) through December 31, 2006
OPERATING ACTIVITIES:
Net increase in stockholders’ equity resulting from operations	$4,670,540
Adjustments to reconcile net increase in stockholders’ equity resulting from operations:
Realized gain on investment transactions	(1,077)
Unrealized gain on investment transactions	(4,252,710)
Net accretion of discount on securities	(3,819)
Purchases of investments	(169,112,759)
Proceeds from sale and redemption of investments	533,315
Stock based compensation expense	13,500
Loss from affiliate—undistributed	72,710
Changes in operating assets and liabilities:
Interest receivable	(602,085)
Other assets	(156,890)
Accounts payable and accrued expenses	1,704,548
Due to affiliate	87,832

Net cash used in operating activities	(167,046,895)
FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	199,451,388
Dividends paid in cash	—

Net cash provided by financing activities	199,451,388

CHANGE IN CASH AND CASH EQUIVALENTS	32,404,493
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$32,404,493

Supplemental Information:
Interest paid during the period	$—
Issuance of common stock for affiliate investment	$33,394,995
Issuance of common stock for CDO equity investments	$18,870,000
Dividends declared during the period	$—

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

Period December 11, 2006 (inception) Through December 31, 2006

($ per share)

For the Period December 11, 2006 (inception) Through December 31, 2006
Per Share Data:
Net asset value, at beginning of period	$15.00
Underwriting costs	(0.97)

Post-IPO net asset value	14.03

Net investment income (1)	0.02
Net realized gains (1)(2)	—
Net change in unrealized appreciation on investments(1)(2)	0.24

Net increase in net assets resulting from operations(1)	0.26

Net asset value, end of year	$14.29

Ratio/Supplemental Data:
Per share market value at end of period	$17.30
Total return(3)	15.3%
Shares outstanding at end of period	17,946,333
Net assets at end of period	$256,400,423
Portfolio turnover rate	0.3%
Average debt outstanding	$—
Ratio of net investment income to average net assets	4.4%
Ratio of non-interest expenses to average net assets(4)	6.3%
Interest expense to average net assets	0.0%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period.
(3)	Total return equals the change in the ending market value over the beginning of period price per share plus dividends paid, if any, during the period, divided by the beginning price.
(4)

The ratio of non-interest expenses to average net assets for the 20 day period December 11, 2006 through December 31, 2006 has been annualized and includes various organizational and professional fees related to the Company’s IPO and may not be indicative of future results.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2006

1. ORGANIZATION

Kohlberg Capital Corporation is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the 1940 Act. The Company was formed as a Delaware LLC on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering, converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its initial public offering (“IPO”), the Company did not have material operations. The Company’s IPO of 14,462,000 shares of our common stock raised net proceeds of approximately $200 million.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also plans to expand the middle market investment business and asset management business of Katonah Debt Advisors, which the Company acquired prior to the IPO. As of December 31, 2006, Katonah Debt Advisors had approximately $1.4 billion of assets under management and continues to manage CDO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments.

The Company intends to elect to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, the Company generally will not have to pay corporate-level taxes on any income that it distributes to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States. The financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are computed using the specific identification method. The Company carries its investments at fair value, as determined by the Board of Directors.

Loans and Debt Securities.    For loans and debt securities, fair value generally approximates amortized cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount. As a general rule, the Company does not value its loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired.

Equity and Equity-Related Securities.    The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which will be determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions.

The value of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

CDO Fund Securities.    The securities issued by CDO funds managed by Katonah Debt Advisors (“CDO Funds”) are primarily held by third parties. The Company’s investments in CDO Funds (“CDO Investments”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CDO Investments as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each CDO Investment ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the CDO Investment. The Company determines the fair value of its CDO Investments on an individual security-by-security basis. If the Company were to sell a group of CDO Investments in a pool in one or more transactions, the total value recorded for that pool may be different than the sum of the fair values of the individual CDO Investments.

The Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with accounting principles generally accepted in the United States.

Earnings per Common Share.    Basic earnings per common share (“EPS”) is computed by dividing the net increase in stockholders’ equity resulting from operations by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the assumed conversion of all dilutive securities, including stock options.

Interest Income.    Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan on non-accrual status and ceases recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. At December 31, 2006, no loans or debt securities were greater than 90 days past due or on non-accrual status.

Payment in Kind Interest.    The Company may have loans in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. In order for the Company to maintain its RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

Fee Income.    Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by the Company to portfolio companies and other third parties. Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management Compensation.    The Company may, from time to time, issue stock options under the 2006 Kohlberg Capital Equity Incentive Plan (“Equity Incentive Plan”) to officers and employees for services rendered to us. The Company will follow Statement of Financial Accounting Standards No. 123R (revised 2004), Accounting for Stock-Based Compensation, a method by which the fair value of options are determined and expensed. The Company is internally managed and therefore does not incur management fees payable to third parties.

Stock-Based Compensation.    The Company follows the provisions of SFAS No. 123R “Share-Based Payment,” (“SFAS No. 123R”) which requires all companies to measure compensation costs for all share-based payments, including employee stock options, at fair value. Under SFAS 123R, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Federal Income Taxes.    The Company intends to qualify and elect and intends to continue to qualify for the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

In accordance with Statement of Position 93-2, “Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies,” book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to capital in excess of par value. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Dividends.    Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

Offering Expenses

The Company’s offering costs were charged against the net proceeds from the IPO.

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted net increase in stockholders’ equity per share resulting for the period of December 11, 2006 (the date of our initial public offering) through December 31, 2006:

Numerator for basic and diluted net increase in stockholders’ equity resulting from operations per share:	$4,670,540
Denominator for basic net increase in stockholders’ equity resulting from operations per share:	17,946,333
Basic net increase in stockholders’ equity resulting from operations per share:	$0.26
Denominator for diluted net increase in stockholders’ equity resulting from operations per share:	17,946,333
Diluted net increase in stockholders’ equity resulting from operations per share:	$0.26

4. INVESTMENTS

For the period of December 11, 2006 (the date of our initial public offering) through December 31, 2006, the Company purchased approximately $191 million of investments in debt securities and $2 million of investments in collateralized debt obligation securities. As of December 31, 2006, no debt securities were on non-accrual status.

Investment Securities

The Company invests in senior secured loans and mezzanine debt and, in the future and to a lesser extent, equity capital, of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. As of December 31, 2006, together with its wholly-owned portfolio company Katonah Debt Advisors, the Company had a staff of 14 investment professionals who specialize in specific industries and generally seek to invest in companies about which the Company has direct expertise. However, the Company may invest in other industries if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at December 31, 2006:

	December 31, 2006
Security Type	Investments at Fair Value	Percentage of Portfolio
Senior Secured Loan	$163,313,492	65.5%
Junior Secured Loan	27,453,892	11.0
CDO Equity	20,870,000	8.4
Portfolio Management Company	37,574,995	15.1
Total	$249,212,379	100%

The industry concentrations, based on the fair value of the Company’s investment portfolio as of December 31, 2006, was as follows:

	December 31, 2006 (unaudited)
Industry	Investments at Fair Value	Percentage of Portfolio
Aerospace and Defense	$10,066,692	4.0%
Automobile	9,192,101	3.7
Beverage, Food and Tobacco	2,586,023	1.0
Buildings and Real Estate	19,288,901	7.7
Cargo Transport	6,361,114	2.6
CDO Equity	20,870,000	8.4
Containers, Packaging and Glass	4,869,084	2.0
Diversified/Conglomerate Manufacturing	6,001,219	2.4
Diversified/Conglomerate Service	5,517,321	2.2
Ecological	3,985,099	1.6
Electronics	7,511,950	3.0
Farming and Agriculture	4,913,210	2.0
Finance	10,220,467	4.1
Healthcare, Education and Childcare	28,937,865	11.5
Home and Office Furnishings, Housewares, and Durable Consumer	2,985,000	1.2
Insurance	12,115,209	4.9
Leisure, Amusement, Motion Pictures, Entertainment	7,034,764	2.8
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	6,855,875	2.8
Mining, Steel, Iron and Non-Precious Metals	4,004,614	1.6
Personal and Non Durable Consumer Products (Mfg. Only)	5,371,096	2.2
Personal Transportation	4,000,000	1.6
Portfolio Management Company	37,574,995	15.1
Printing and Publishing	8,819,399	3.5
Retail Stores	1,958,333	0.8
Utilities	18,172,048	7.3

Total	$249,212,379	100.0%

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CDO Funds, distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made. At December 31, 2006, approximately 13% of the Company’s investments were foreign assets (including the Company’s investments in CDO Funds, which are typically domiciled outside the U.S. and represent approximately 8% of its portfolio). As a result of regulatory restrictions, the Company is not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

At December 31, 2006, the Company’s ten largest portfolio companies represented approximately 35% of the total fair value of its investments. The Company’s largest investment, Katonah Debt Advisors which is its wholly-owned portfolio company, represented 15% of the total fair value of the Company’s investments.

Investment in CDO Fund Securities

Prior to its IPO, the Company issued an aggregate of 1,258,000 common shares, having a value of approximately $19 million, to affiliates of Kohlberg & Co. to acquire certain subordinated debt and preferred stock securities issued by CDO Funds (Katonah III, Ltd., Katonah IV, Ltd., Katonah V, Ltd., Katonah VII CLO, Ltd., and Katonah VIII CLO, Ltd.) managed by Katonah Debt Advisors and two other asset managers.

Subsequent to its IPO, the Company purchased $2 million of CDO Fund securities issued by Katonah IX CLO, Ltd. bringing the Company’s CDO Investments to approximately $21 million as of December 31, 2006. The CDO Funds managed by Katonah Debt Advisors invest almost exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings.

The following table sets forth information regarding CDO Funds securities investments as of December 31, 2006:

CDO Fund Equity Security	Principal Business	Type of Security	Percentage of Class Held	Cost of Investment	Fair Value of Investment
Katonah III, Ltd.	CDO Fund	Preferred Shares	23.08%	$4,500,000	$4,500,000
Katonah IV, Ltd.	CDO Fund	Preferred Shares	17.14%	3,150,000	3,150,000
Katonah V, Ltd.	CDO Fund	Preferred Shares	26.67%	3,320,000	3,320,000
Katonah VII CLO Ltd.	CDO Fund	Subordinated Securities	16.36%	4,500,000	4,500,000
Katonah VIII CLO Ltd.	CDO Fund	Subordinated Securities	10.30%	3,400,000	3,400,000
Katonah IX CLO Ltd.	CDO Fund	Preferred Shares	6.86%	2,000,000	2,000,000

Total CDO Equity				$20,870,000	$20,870,000

5. WHOLLY-OWNED ASSET MANAGER

Prior to its IPO, the Company issued an aggregate of 2,226,333 common shares, having a value of approximately $33 million, to affiliates of Kohlberg & Co. to acquire Katonah Debt Advisors. As a result, Katonah Debt Advisors is a wholly-owned portfolio company. As of December 31, 2006, Katonah Debt Advisors had approximately $1.4 billion of assets under management.

The Company expects to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. By making investments in CDO Funds raised by Katonah Debt Advisors in the future, for which the Company expects to receive a current cash return, the Company can help Katonah Debt Advisors to raise these funds which in turn will increase its assets under management which will result in additional management fee income.

Katonah Debt Advisors, as a wholly-owned portfolio company, is accounted for using the equity method of accounting consistent with the Company’s status as a BDC. Under the equity method of accounting, Katonah Debt Advisors is initially recorded at cost on the Company’s balance sheet. Subsequent net income or losses of Katonah Debt Advisors under accounting principles generally accepted in the United States (“GAAP”) is recognized as affiliate income or loss on the Company’s income statement with a corresponding increase (in the case of net income) or decrease (in the case of net loss) in the cost basis of the investment in Katonah Debt Advisors on the Company’s balance sheet. The revenue that Katonah Debt Advisors generates through the fees it receives for managing CDO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to the Company. Cash distributions of Katonah Debt Advisors’ accumulated GAAP net income would increase cash and reduce the basis of Katonah Debt Advisors on the Company’s balance sheet. As with all other investments, Katonah Debt Advisors’ market value is periodically determined. The valuation is primarily based on a percentage of its assets under management and/or based on Katonah Debt Advisors’ estimated net cash flows. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately regarded entity for tax purposes, Katonah Debt Advisors, L.L.C. is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to the Company would generally need to be distributed to the Company’s shareholders. Katonah Debt Advisors’ taxable net income will differ from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Tax goodwill amortization was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company ‘s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and distributable income by which GAAP income will exceed distributable income by approximately $2 million per year over such period. As a result, if Katonah Debt Advisors were to distribute its GAAP net income to the Company, only Katonah Debt Advisors’ taxable net income after such goodwill amortization will be required to be distributed to the Company’s shareholders.

At December 31, 2006, amounts due to affiliates totaled approximately $88,000.

Summarized financial information for Katonah Debt Advisors follows:

As of December 31, 2006
ASSETS
Current assets	$2,860,329
Noncurrent assets	661,637

Total assets	$3,521,966

LIABILITIES
Current liabilities	$2,602,755

Total liabilities	$2,602,755

For the Period December 11, 2006 through December 31, 2006
Gross revenue	$200,610
Total expenses	(273,320)

Net income	(72,710)

6. DISTRIBUTABLE TAX INCOME

The Company currently intends to distribute quarterly dividends to its stockholders. The Company’s quarterly dividends, if any, will be determined by the Board of Directors. To maintain its RIC status, the Company must timely distribute an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution, for each year. To avoid certain excise taxes imposed on RICs, the Company is generally required to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. If this requirement is not met, the Company will be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried forward and distributed to stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. As of December 31, 2006, the Company’s undistributed taxable income was approximately $529,000 and its excise tax liability was approximately $21,000. The Company plans to distribute 2006 distributable income in 2007.

The following reconciles net increase in stockholders’ equity resulting from operations to taxable income for the period of December 11, 2006 (inception) through December 31, 2006:

Pre-tax net increase in stockholders’ equity resulting from operations	$4,691,702
Net unrealized gain on investments transactions not taxable	(4,252,710)
Other losses not currently taxable	72,710
Expenses not currently deductible	17,345

Taxable income before deductions for distributions	$529,047

Taxable income before deductions for distributions per outstanding share	$0.03

7. COMMITMENTS AND CONTINGENCIES

As of December 31, 2006, the Company had committed to make a total of approximately $2 million of investments in various revolving senior secured loans, all of which was unfunded. As of December 31, 2006, the Company had committed to make a total of approximately $667,000 of investments in a delayed draw senior secured loan.

The following table summarizes our operating lease obligations as of December 31, 2006:

	Payments Due by Period
Contractual Obligations	Total	2007	2008	2009	2010	2011	More than 5 Years
Operating lease obligations	$2,092,099	$298,871	$298,871	$298,871	$298,871	$298,871	$597,744

8. STOCKHOLDERS’ EQUITY

On December 11, 2006, the Company completed its IPO of 14,462,000 shares of common stock at $15.00 per share, less an underwriting discount and IPO expenses paid by the Company totaling $1.22 per share for net proceeds of approximately $199 million. Prior to its IPO, the Company issued to affiliates of Kohlberg & Co. a total of 3,484,333 shares of its common stock for the acquisition of certain subordinated securities issued by CDO Funds and for the acquisition of Katonah Debt Advisors. Total shares outstanding as of December 31, 2006 was 17,946,333.

9. STOCK OPTIONS

During 2006, the Company established a stock option plan (the “Plan”) and reserved 1,500,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted.

On December 11, 2006, concurrent with the completion of the Company’s IPO, options to purchase a total of 910,000 shares of common stock were granted to the Company’s executive officers and directors with an exercise price per share of $15.00 (the public offering price of the common stock). Such options vest equally over two, three or four years from the date of grant and have a ten-year exercise period. As of December 31, 2006, 910,000 options were outstanding, none of which where exercisable. The options have an estimated remaining contractual life of 9 years and 11 months.

A summary of the status of our stock option plan as of and for the year ended December 31, 2006 is as follows:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding at December 31, 2005	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2005	Weighted Average Exercise Price
$15.00	910,000	10.0	$15.00	—	$15.00

The following table reflects the weighted average fair value per option granted during 2006, as well as the weighted average assumptions used in determining those fair values using the American Binary Option pricing model.

Year Ended December 31, 2006
Options granted	910,000
Fair value on date of grant	$1.43
Dividend yield	10.0%
Expected volatility	21%
Risk-free interest rate	4.6%
Expected life (years)	10.0

The expected stock price volatility has been determined based upon the historical volatilities for similar publicly traded BDC’s over a similar time period of the expected option life.

For the period December 11, 2006 (inception) through December 31, 2006, stock option expense of $13,500 was recognized. At December 31, 2006, the Company had approximately $1.3 million of compensation cost related to unvested stock-based awards the cost for which is expected to be recognized over a weighted average period of 3.2 years.

10. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of contributions, which fully vest at the time of contribution. For the year ended December 31, 2006, no employer contributions to the 401K Plan were made.

The Company has also adopted a deferred compensation plan (“Pension Plan”) effective January 1, 2007. Employees are eligible for the Pension Plan provided that they are employed and working with the Company for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Pension Plan. On behalf of the employee, the Company contributes to the Pension Plan 1) 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Pension Plan after five years of service. For the year ended December 31, 2006, no employer contributions to the Pension Plan were made.

11. IMPACT OF NEW ACCOUNTING STANDARDS

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 provides guidance on the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. We do not expect the adoption of FIN 48 to materially impact our financial position or results of operations.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements. SFAS 157 clarifies the principle that fair value should be based on the assumptions market participants would use when pricing an asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. Under the standard, fair value measurements would be separately disclosed by level within the fair value hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years, with early adoption permitted. We do not expect the adoption of SFAS 157 to materially impact our financial position or results of operations.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, the Company is evaluating the implications of SFAS No. 159, and its impact in the financial statements has not yet been determined.

12. SELECTED QUARTERLY DATA

For the Period December 11, 2006 (inception) Through December 31, 20061
Total Investment Income	$1,151,903
Net Realized and Unrealized Gain on Investments	4,253,787
Equity in loss of affiliate	(72,710)
Total Expenses	(662,400)

Net Increase in Stockholders’ Equity Resulting from Operations	$4,670,580

Per Share Data:
Net Investment Income:
Basic:	$0.02
Diluted:	$0.02
Cash Dividend Declared:	$—
Net Increase in Stockholder’s Equity Resulting from Operations:
Basic:	$0.26
Diluted:	$0.26
Total Assets	$282,375,847
Total Debt	$—
Total Stockholders’ Equity	$256,400,423
Net Asset Value per Common Share	$14.29

[1]	Prior to December 11, 2006 the Company had no material operations.

13. SUBSEQUENT EVENTS

On January 19, 2007, our Board of Directors approved grants of options to purchase 345,000 shares of our common stock under our Equity Incentive Plan to employees with an exercise price per share equal to the closing price on that day of $16.36. These options vest ratably over a four year period and expire in ten years.

On February 5, 2007, the Board of Directors approved a grant of options to purchase 25,000 shares of the Company’s common stock options under the Company’s Equity Incentive Plan to an employee with an exercise price per share equal to the closing price on that day of $17.37. These options vest ratably over a four year period and expire in ten years.

On February 7, 2007, the Company entered into an agreement with Bear, Stearns & Co. Inc. (“Bear Stearns”) pursuant to which Bear Stearns will provide services relating to the formation of a CDO Fund, managed by Katonah Debt Advisors, to be named Briarcliff CLO I Ltd. (“Briarcliff”), which will invest in broadly syndicated corporate loans and mezzanine securities of CDO funds (other than the CDO Funds managed by Katonah Debt Advisors) rated “BBB” or “BB”, with a total fund size expected to be $300 million. As part of this engagement, the Company entered into a warehouse credit agreement, under which Bear Stearns will provide funding which will allow the Company to accumulate assets for Briarcliff. Pursuant to this warehouse credit agreement, the Company agreed to reimburse Bear Stearns for losses incurred on loans acquired for Briarcliff prior to the completion of the fund (a “First Loss Guarantee”) with such reimbursement limited based on a percentage of warehoused assets. In return for providing this First Loss Guarantee, the Company will receive all interest and other non-principal distributions made with respect to the CDO’s investments serving as collateral upon the closing of the securitization, less the financing costs of LIBOR plus 0.75%, reset daily.

On February 14, 2007, the Company entered into an arrangement under which the Company may obtain up to $200 million (with an ability to increase to $250 million subject to certain conditions) in financing (the “Facility”). Advances under the Facility will be used by the Company primarily to make additional investments.

The Company expects that the Facility will be secured by loans that it currently owns and the loans acquired by the Company with the advances under the Facility. The Company will borrow under the Facility through its wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I. Under the Facility, funds are loaned by or through certain lenders at prevailing commercial paper rates or, if the commercial paper market is at any time unavailable, at prevailing LIBOR rates, plus an applicable margin. The interest charged on borrowed funds is based on the commercial paper rate plus 0.70% and is payable monthly.

On March 3, 2007, the Company entered into an agreement with Bear Stearns pursuant to which Bear Stearns will provide services relating to the formation of a CDO Fund, managed by Katonah Debt Advisors, to be named Katonah CLO XI Ltd. (“Katonah CLO XI”) which will invest in broadly syndicated senior loans, second lien loans, and other credit instruments (excluding asset backed securities such as those secured by residential mortgages or other consumer borrowings) with a total fund size expected to be $400 million. As part of this engagement, the Company entered into a warehouse credit agreement, under which Bear Stearns will provide funding which will allow the Company to accumulate assets for Katonah CLO XI. Pursuant to this warehouse credit agreement, the Company agreed to reimburse Bear Stearns for losses incurred on loans acquired for Katonah CLO XI prior to the completion of the fund with such reimbursement limited based on a percentage of warehoused assets. In return for providing this First Loss Guarantee, the Company will receive all interest and other non-principal distributions made with respect to the CDO’s investments serving as collateral upon closing of the securitization, less the financing costs of 0.75% plus LIBOR, reset daily.

On March 12, 2007, the Company entered into an agreement with Lehman Commercial Paper Inc. (“Lehman”) pursuant to which Lehman will provide services relating to the formation of a CDO Fund, managed by Katonah Debt Advisors, to be named Ardsley CLO 2007-1 Ltd. (“Ardsley CLO 2007-1”) which will invest in senior loans to middle market companies, broadly syndicated senior loans and other credit instruments (excluding asset backed securities such as those secured by residential mortgages or other consumer borrowings) of corporate issuers with a total fund size expected to be $300 million. As part of this engagement, the Company entered into a warehouse credit agreement, under which Lehman will provide funding which will allow the Company to accumulate assets for Ardsley CLO 2007-1. Pursuant to this warehouse credit agreement, the Company agreed to reimburse Lehman for losses incurred on loans acquired for Ardsley CLO 2007-1 prior to the completion of the fund with such reimbursement limited based on a percentage of warehoused assets. In return for providing this First Loss Guarantee, the Company will receive all interest and other non-principal distributions made with respect to the CDO’s investments serving as collateral upon closing of the securitization, less the financing costs of 0.75% plus LIBOR, reset daily.

87,555 Shares

Common Stock

PROSPECTUS

May 11, 2007